-------------------------------
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05685
                                   ------------------------------------

                          Williamsburg Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 225 Pictoria Drive, Suite 450         Cincinnati, Ohio           45246
--------------------------------------------------------------------------------
           (Address of principal executive offices)             (Zip code)

                             W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP   One Post Office Square   Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400
                                                     ---------------------------

Date of fiscal year end:         March 31, 2006
                          ---------------------------------------------

Date of reporting period:        March 31, 2006
                          ---------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.   REPORTS TO STOCKHOLDERS.

THE DAVENPORT EQUITY FUND
LETTER TO SHAREHOLDERS                                               MAY 4, 2006
================================================================================

Dear Shareholders,

The following chart represents the Davenport Equity Fund's performance and the performance of the S&P 500 Index, the Fund's primary benchmark, for the periods ending March 31, 2006.

                                                          Since Inception **
                  Q1 2006   1 Year   3 Year**   5 Year**       (1/15/98)
                 -----------------------------------------------------------
DAVPX              3.45%     9.48%   16.10%      5.02%           4.89%
S&P 500*           4.21%    11.73%   17.22%      3.97%           5.44%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-888-285-1863

* The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.
**   Annualized

                               MARKET COMMENTARY

Despite a stubborn Federal Reserve, rebounding energy prices and bankruptcy being suggested as a possibility for one of the world's largest corporations (General Motors), stocks had one of their best quarters in years. The Standard & Poor's 500 gained 4.2% and the Dow Jones Industrial Average fared slightly better returning 4.4%. As the old investor aphorism suggests, the market climbs a wall of worry. Or perhaps more to the point, investors are choosing to ignore news which typically can cause the market to trend lower by being far more enamored with positive investment fundamentals.

Corporate balance sheets are the strongest they have been for some years showing good liquidity and lower debt levels. Corporate profits jumped 14% with profit margins a record 13.8% in the fourth quarter. The U.S. Commerce Secretary recently reported healthy levels of job creation while unemployment has dropped to 4.7%. Record levels of corporate stock buybacks occurred in 2005 while mergers and acquisitions were up 38% during the year. Without question, these positive developments have helped boost investor confidence and drive cash into stocks. According to Barron's, equity mutual funds took in 80% more in net cash in the first two months of this year than in the same period last year. If Morgan Stanley is correct, S&P 500 companies are forecast to show a 10.2% rise in first quarter net earnings which would make eleven consecutive quarters of double-digit gains offering further incentive for investors.

What has been elusive over the past six years is competitive performance of large-cap stocks versus their small and mid-cap counterparts. While we view this as more of a cyclical event rather than any statement investors are making, it is increasingly hard not to notice the very reasonable values in the large-cap equity sector. At the end of March, the Russell Top 50 mega-cap stocks had an average price earnings ratio of 16.4 versus the Russell 2000 small-cap index of
21.6. Combined with an average yield of 2.4% as compared to 1.0% for the small-cap equities, an attractive total return picture unfolds. While reasonable valuation does not guarantee out performance, we do believe as capital continues to enter the stock market and the probability of a cyclical shift to large-caps takes hold, a better showing from this group is likely.

                                FUND HIGHLIGHTS

In the Davenport Equity Fund during the past twelve months, we saw continued strength in the energy sector, in spite of nearly three years ascendancy. Strong demand for energy and renewed efforts to discover and extract new sources of petroleum has kept this sector favorable in the eyes of many investors, and the Fund's overweight position in this sector helped our relative performance.

The telecommunications and information technology sectors also contributed to positive returns in the Fund, fueled by corporate spending and demand for the latest technologically advanced hardware available, recently illustrated by strength in sales of the latest generation of wireless phones. However, the valuations of many companies in these industries gives us pause, and our combined technology and telecommunications weighting is less than that of the S&P 500, a factor that contributed to the Fund's performance slightly lagging the index.

Financial stocks bucked a trend that suggested they would perform poorly during periods of rising interest rates. Much of this performance can be attributed to the insurance, investment banking, and real estate companies in the finance sector, which are less susceptible to spread-based income. We have exposure to these areas, but we remain underweighted versus the broader market. We are generally cautious of the group overall based upon the assumption that interest rates may move higher.

Positive contributions from the aforementioned areas were tempered by a poor showing from the healthcare sector, but we believe that long term trends and demographics show potential for growth. We are mindful that there is more to investing than a review of a company's balance sheet. Factors not related to financial performance weigh heavily on this industry, including litigation and regulatory issues. Nevertheless, we believe that current valuations in the health care sector are attractive, and that investors will eventually gravitate to what has historically been a growth-oriented industry. The Fund currently maintains a roughly equal weight in the health care sector to the S&P 500.

The majority of 2006 has yet to unfold and as is always the case, there are plenty of issues to be navigated. The impact of high interest rates and energy prices on the consumer, the Iraq war, Iran's nuclear intentions and a new Fed chairman's philosophical impact on monetary policy, to name a few. One thing seems sure: very few investors are complacent at this point. The Davenport Equity Fund will continue to seek out investments which represent modest risk to capital without sacrificing growth potential from strength in the global economy.

In A CONNECTICUT YANKEE IN KING ARTHUR'S COURT, MARK TWAIN wrote, "it has never been my way to bother much about things which you can't cure." True enough for those who will listen. We, of course, will keep a sharp eye on the market ball. As always, we would be happy to discuss your investments at any time. Thank you for your trust.

                                          Sincerely,


                                          Joseph L. Antrim, III
                                          President
                                          Davenport Equity Fund

THE DAVENPORT EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================



          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                               [GRAPHIC OMITTED]

          STANDARD & POOR'S 500 INDEX        THE DAVENPORT EQUITY FUND
         ----------------------------        -------------------------

            DATE           BALANCE             DATE           BALANCE
            ----           -------           --------         -------
          01/15/98       $  10,000           01/15/98       $  10,000
          03/31/98          11,625           03/31/98          11,140
          06/30/98          12,009           06/30/98          11,295
          09/30/98          10,814           09/30/98           9,950
          12/31/98          13,118           12/31/98          11,519
          03/31/99          13,771           03/31/99          12,090
          06/30/99          14,742           06/30/99          12,709
          09/30/99          13,821           09/30/99          11,920
          12/31/99          15,878           12/31/99          13,321
          03/31/00          16,242           03/31/00          13,894
          06/30/00          15,810           06/30/00          13,456
          09/30/00          15,657           09/30/00          13,330
          12/31/00          14,432           12/31/00          13,226
          03/31/01          12,721           03/31/01          11,580
          06/30/01          13,466           06/30/01          11,966
          09/30/01          11,489           09/30/01          10,738
          12/31/01          12,717           12/31/01          11,706
          03/31/02          12,752           03/31/02          11,915
          06/30/02          11,043           06/30/02          10,913
          09/30/02           9,136           09/30/02           9,288
          12/31/02           9,906           12/31/02           9,801
          03/31/03           9,594           03/31/03           9,453
          06/30/03          11,071           06/30/03          10,784
          09/30/03          11,364           09/30/03          11,204
          12/31/03          12,748           12/31/03          12,272
          03/31/04          12,964           03/31/04          12,640
          06/30/04          13,187           06/30/04          12,677
          09/30/04          12,941           09/30/04          12,479
          12/31/04          14,135           12/31/04          13,674
          03/31/05          13,832           03/31/05          13,514
          06/03/05          14,021           06/03/05          13,535
          09/30/05          14,526           09/30/05          14,003
          12/31/05          14,829           12/31/05          14,302
          03/31/06          15,453           03/31/06          14,795


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


--------------------------------------------------------------------------------

                                          Average Annual Total Returns(a)
                                        (for periods ended March 31, 2006)

                                         1 YEAR   5 YEARS  SINCE INCEPTION*
The Davenport Equity Fund                 9.48%    5.02%        4.89%
Standard & Poor's 500 Index              11.73%    3.97%        5.44%

--------------------------------------------------------------------------------

*    Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE DAVENPORT EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================


SECTOR CONCENTRATION VS. THE STANDARD & POOR'S 500 INDEX (% of NET ASSETS)


                                [GRAPHIC OMITTED]


                                          Davenport Equity   Standard & Poor's
                                                Fund            500 Index
                                       -------------------------------------
Consumer Discretionary                          12.5%             10.2%
Consumer Staples                                10.5%              9.3%
Energy                                          12.8%              9.6%
Financials                                      17.7%             21.0%
Health Care                                     13.1%             12.9%
Industrials                                      8.2%             11.5%
Information Technology                          10.1%             16.0%
Materials                                        8.4%              3.0%
Telecommunication Services                       4.3%              3.3%
Utilities                                        1.4%              3.2%
Cash Equivalents                                 1.0%              0.0%



TOP TEN HOLDINGS

                                                           % OF
SECURITY DESCRIPTION                                    NET ASSETS
-------------------------------------------------       ----------
Microsoft Corporation                                      3.0%
Markel Corporation                                         2.7%
Harrah's Entertainment, Inc.                               2.7%
Praxair, Inc.                                              2.6%
Johnson & Johnson                                          2.5%
Capital One Financial Corporation                          2.5%
America Movil, S.A. de C.V. - Series L - ADR               2.4%
Amgen, Inc.                                                2.4%
Rio Tinto PLC - ADR                                        2.3%
Suncor Energy, Inc.                                        2.2%

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2006
================================================================================
ASSETS
  Investments in securities:
    At acquisition cost .......................................  $ 119,069,842
                                                                 =============
    At market value (Note 1) ..................................  $ 149,082,294
  Cash ........................................................          3,408
  Dividends receivable ........................................        250,243
  Receivable for capital shares sold ..........................         94,978
  Other assets ................................................         10,891
                                                                 -------------
    TOTAL ASSETS ..............................................    149,441,814
                                                                 -------------

LIABILITIES
  Dividends payable ...........................................        167,568
  Payable for capital shares redeemed .........................        228,917
  Accrued investment advisory fees (Note 3) ...................        100,121
  Accrued administration fees (Note 3) ........................         17,600
  Other accrued expenses and liabilities ......................          4,969
                                                                 -------------
    TOTAL LIABILITIES .........................................        519,175
                                                                 -------------

NET ASSETS ....................................................  $ 148,922,639
                                                                 =============

Net assets consist of:
Paid-in capital ...............................................  $ 119,198,703
Undistributed net investment income ...........................         15,277
Distributions in excess of net realized gains from
  security transactions .......................................       (303,793)
Net unrealized appreciation on investments ....................     30,012,452
                                                                 -------------
Net assets ....................................................  $ 148,922,639
                                                                 =============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ..................     10,644,761
                                                                 =============

Net asset value, offering price and redemption price
  per share (Note 1) ..........................................  $       13.99
                                                                 =============


See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2006
================================================================================
INVESTMENT INCOME
  Dividends ...................................................  $   2,128,510
                                                                 -------------

EXPENSES
  Investment advisory fees (Note 3) ...........................      1,074,250
  Administration fees (Note 3) ................................        203,323
  Custodian fees ..............................................         18,886
  Postage and supplies ........................................         18,876
  Compliance service fees (Note 3) ............................         18,007
  Professional fees ...........................................         17,768
  Trustees' fees and expenses .................................         13,591
  Printing of shareholder reports .............................         12,909
  Registration fees ...........................................         12,462
  Insurance expense ...........................................          8,310
  Other expenses ..............................................         12,147
                                                                 -------------
    TOTAL EXPENSES ............................................      1,410,529
                                                                 -------------

NET INVESTMENT INCOME .........................................        717,981
                                                                 -------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions ...............      8,334,845
  Net change in unrealized appreciation/depreciation
    on investments ............................................      4,083,467
                                                                 -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..............     12,418,312
                                                                 -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ....................  $  13,136,293
                                                                 =============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
======================================================================================
                                                            YEAR             YEAR
                                                            ENDED            ENDED
                                                          MARCH 31,        MARCH 31,
                                                            2006             2005
--------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ............................   $     717,981    $     731,488
  Net realized gains from security transactions ....       8,334,845        3,322,258
  Net change in unrealized appreciation/depreciation
    on investments .................................       4,083,467        4,735,057
                                                       -------------    -------------
Net increase in net assets from operations .........      13,136,293        8,788,803
                                                       -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .......................        (711,074)        (728,398)
  From net realized capital gains on security
    transactions ...................................      (2,709,239)            --
                                                       -------------    -------------
Net decrease in net assets from distributions to
  shareholders .....................................      (3,420,313)        (728,398)
                                                       -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ........................      19,222,183       23,041,396
  Net asset value of shares issued in
    reinvestment of distributions to shareholders ..       3,209,394          677,059
  Payments for shares redeemed .....................     (21,405,847)     (15,366,719)
                                                       -------------    -------------
Net increase in net assets from capital share
  transactions .....................................       1,025,730        8,351,736
                                                       -------------    -------------

TOTAL INCREASE IN NET ASSETS .......................      10,741,710       16,412,141

NET ASSETS
  Beginning of year ................................     138,180,929      121,768,788
                                                       -------------    -------------
  End of year ......................................   $ 148,922,639    $ 138,180,929
                                                       =============    =============

UNDISTRIBUTED NET INVESTMENT INCOME ................   $      15,277    $       8,370
                                                       =============    =============

CAPITAL SHARE ACTIVITY
  Sold .............................................       1,421,580        1,834,781
  Reinvested .......................................         230,611           52,020
  Redeemed .........................................      (1,570,649)      (1,224,506)
                                                       -------------    -------------
  Net increase in shares outstanding ...............          81,542          662,295
  Shares outstanding at beginning of year ..........      10,563,219        9,900,924
                                                       -------------    -------------
  Shares outstanding at end of year ................      10,644,761       10,563,219
                                                       =============    =============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEARS ENDED MARCH 31,
                                                       ---------------------------------------------------------------------------
                                                          2006            2005            2004            2003           2002
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............   $     13.08     $     12.30     $      9.23     $     11.71    $     11.42
                                                       -----------     -----------     -----------     -----------    -----------

Income (loss) from investment operations:
  Net investment income ............................          0.07            0.07            0.04            0.06           0.04
  Net realized and unrealized gains
    (losses) on investments ........................          1.17            0.78            3.07           (2.48)          0.29
                                                       -----------     -----------     -----------     -----------    -----------
Total from investment operations ...................          1.24            0.85            3.11           (2.42)          0.33
                                                       -----------     -----------     -----------     -----------    -----------

Less distributions:
  Dividends from net investment income .............         (0.07)          (0.07)          (0.04)          (0.06)         (0.04)
  Distributions from net realized gains ............         (0.26)           --              --              --             --
                                                       -----------     -----------     -----------     -----------    -----------
Total distributions ................................         (0.33)          (0.07)          (0.04)          (0.06)         (0.04)
                                                       -----------     -----------     -----------     -----------    -----------

Net asset value at end of year .....................   $     13.99     $     13.08     $     12.30     $      9.23    $     11.71
                                                       ===========     ===========     ===========     ===========    ===========


Total return(a) ....................................         9.48%           6.91%          33.72%         (20.66%)         2.89%
                                                       ===========     ===========     ===========     ===========    ===========


Net assets at end of year (000's) ..................   $   148,923     $   138,181     $   121,769     $    76,473    $    82,515
                                                       ===========     ===========     ===========     ===========    ===========


Ratio of net expenses to average net assets ........         0.98%           0.98%           1.00%           1.04%          1.02%

Ratio of net investment income to average net assets         0.50%           0.57%           0.35%           0.62%          0.35%

Portfolio turnover rate ............................           39%             28%             25%             18%            13%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
   SHARES     COMMON STOCKS -- 99.0%                                  VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 12.5%
     92,016   CarMax, Inc. (a) ................................  $   3,007,083
     62,706   E.W. Scripps Company - Class A (The) ............      2,803,585
     51,240   Harrah's Entertainment, Inc. ....................      3,994,670
     83,550   Honda Motor Company Limited .....................      2,586,708
     31,500   International Speedway Corporation ..............      1,603,350
     35,209   Lowe's Companies, Inc. ..........................      2,268,868
     82,028   Walt Disney Company (The) .......................      2,287,761
                                                                 -------------
                                                                    18,552,025
                                                                 -------------
              CONSUMER STAPLES -- 10.5%
     44,834   Colgate-Palmolive Company .......................      2,560,021
     44,000   PepsiCo, Inc. ...................................      2,542,760
     84,360   Sysco Corporation ...............................      2,703,738
     66,021   Walgreen Company ................................      2,847,486
     57,080   Wal-Mart Stores, Inc. ...........................      2,696,459
     36,419   Wm. Wrigley Jr. Company .........................      2,330,816
                                                                 -------------
                                                                    15,681,280
                                                                 -------------
              ENERGY -- 12.8%
     50,000   Chevron Corporation .............................      2,898,500
     45,500   ConocoPhillips ..................................      2,873,325
     26,852   EOG Resources, Inc. .............................      1,933,344
     40,973   Exxon Mobil Corporation .........................      2,493,617
     40,875   GlobalSantaFe Corporation .......................      2,483,156
     24,309   Schlumberger Limited ............................      3,076,790
     42,948   Suncor Energy, Inc. .............................      3,307,855
                                                                 -------------
                                                                    19,066,587
                                                                 -------------
              FINANCIALS -- 17.7%
     49,908   American International Group, Inc. ..............      3,298,420
     61,400   BB&T Corporation ................................      2,406,880
        840   Berkshire Hathaway, Inc. - Class B (a) ..........      2,530,080
     52,322   Brookfield Asset Management, Inc. ...............      2,880,849
     45,937   Capital One Financial Corporation ...............      3,698,847
     49,350   Citigroup, Inc. .................................      2,331,294
     12,056   Markel Corporation (a) ..........................      4,071,070
     27,450   T. Rowe Price Group, Inc. .......................      2,146,865
     54,460   Wachovia Corporation ............................      3,052,483
                                                                 -------------
                                                                    26,416,788
                                                                 -------------
              HEALTHCARE -- 13.1%
     48,741   Amgen, Inc. (a) .................................      3,545,908
     48,971   Eli Lilly & Company .............................      2,708,096
     62,886   Johnson & Johnson ...............................      3,724,109
     33,464   Medtronic, Inc. .................................      1,698,298
     50,000   Teva Pharmaceutical Industries Limited - ADR ....      2,059,000
     42,061   WellPoint, Inc. (a) .............................      3,256,783
     37,314   Zimmer Holdings, Inc. (a) .......................      2,522,427
                                                                 -------------
                                                                    19,514,621
                                                                 -------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 99.0% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 8.2%
     49,150   Danaher Corporation .............................  $   3,123,483
     92,475   General Electric Company ........................      3,216,280
     34,421   United Parcel Service, Inc. - Class B ...........      2,732,339
     53,925   United Technologies Corporation .................      3,126,032
                                                                 -------------
                                                                    12,198,134
                                                                 -------------
              INFORMATION TECHNOLOGY -- 10.1%
     96,738   Dell, Inc. (a) ..................................      2,878,923
      5,265   Google, Inc. (a) ................................      2,053,350
    162,784   Microsoft Corporation ...........................      4,429,353
    157,225   Nokia Oyj - ADR .................................      3,257,702
     76,300   Texas Instruments, Inc. .........................      2,477,461
                                                                 -------------
                                                                    15,096,789
                                                                 -------------
              MATERIALS -- 8.4%
     84,406   Cameco Corporation ..............................      3,038,616
     55,979   Dow Chemical Company (The) ......................      2,272,747
     70,260   Praxair, Inc. ...................................      3,874,839
     16,294   Rio Tinto PLC - ADR .............................      3,372,858
                                                                 -------------
                                                                    12,559,060
                                                                 -------------
              TELECOMMUNICATIONS SERVICES -- 4.3%
    105,882   America Movil S.A. de C.V. - Series L - ADR .....      3,627,517
     82,100   Verizon Communications, Inc. ....................      2,796,326
                                                                 -------------
                                                                     6,423,843
                                                                 -------------
              UTILITIES -- 1.4%
     28,891   Dominion Resources, Inc. ........................      1,994,346
                                                                 -------------

              TOTAL COMMON STOCKS (Cost $117,491,021)            $ 147,503,473
                                                                 -------------

================================================================================
   SHARES     MONEY MARKET FUNDS -- 1.1%                              VALUE
--------------------------------------------------------------------------------
  1,578,821   First American Treasury Obligation Fund - Class Y
                (Cost $1,578,821)..............................  $   1,578,821
                                                                 -------------

              TOTAL INVESTMENTS AT VALUE -- 100.1%
                (Cost $119,069,842)............................  $ 149,082,294

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)..       (159,655)
                                                                 -------------

              NET ASSETS -- 100.0%.............................  $ 148,922,639
                                                                 =============



(a)  Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Fund began operations on January 15, 1998. The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL  STATEMENTS (CONTINUED)
================================================================================
generally accepted in the United States. The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

--------------------------------------------------------------------------------
     YEARS ENDED     ORDINARY INCOME   LONG-TERM CAPITAL GAINS      TOTAL
--------------------------------------------------------------------------------
    March 31, 2006     $  711,074            $2,709,239          $ 3,420,313
    March 31, 2005     $  728,398            $       --          $   728,398
--------------------------------------------------------------------------------

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2006:
--------------------------------------------------------------------------------
Cost of portfolio investments .................................  $ 119,374,162
                                                                 =============
Gross unrealized appreciation .................................  $  32,151,536
Gross unrealized depreciation .................................     (2,443,404)
                                                                 -------------
Net unrealized appreciation ...................................  $  29,708,132
Undistributed ordinary income .................................         26,502
Undistributed long-term gains .................................        156,869
Other temporary differences ...................................       (167,567)
                                                                 -------------
Accumulated earnings ..........................................  $  29,723,936
                                                                 =============
--------------------------------------------------------------------------------

During  the  year  ended  March  31,  2006,  the  Fund  utilized   capital  loss
carryforwards of $5,929,399 to offset current year realized gains.

2.   INVESTMENT TRANSACTIONS
During the year ended March 31, 2006, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $55,073,780 and $55,130,223, respectively.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

The Chief Compliance Officer of the Fund (the CCO) is an employee of the Adviser. The Fund pays the Adviser $18,000 annually for providing CCO services. In addition, the Fund reimburses the Adviser for out-of-pocket expenses related to CCO services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter.

4.   CONTINGENCIES AND COMMITMENTS
The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================
To the Shareholders and Board of Trustees of The Davenport Equity Fund of the Williamsburg Investment Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Davenport Equity Fund (the "Fund") (a series of Williamsburg Investment Trust) as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the two years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                     /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 12, 2006

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                                     POSITION HELD            LENGTH OF
TRUSTEE/OFFICER             ADDRESS                                             AGE  WITH THE TRUST           TIME SERVED
----------------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road, Manakin-Sabot, VA             69  Chairman and Trustee     Since June 1991
*Austin Brockenbrough III   1802 Bayberry Court, Suite 400, Richmond, VA         69  Trustee                  Since September 1988
*John T. Bruce              800 Main Street, Lynchburg, VA                       52  Trustee                  Since September 1988
 J. Finley Lee              448 Pond Apple Drive North, Naples, FL               66  Trustee                  Since September 1988
 Richard L. Morrill         University of Richmond, Richmond, VA                 66  Trustee                  Since March 1993
 Harris V. Morrissette      100 Jacintoport Boulevard, Saraland, AL              46  Trustee                  Since March 1993
 Erwin H. Will, Jr.         47 Willway Avenue, Richmond, VA                      73  Trustee                  Since July 1997
 Samuel B. Witt III         302 Clovelly Road, Richmond, VA                      70  Trustee                  Since November 1988
 Joseph L. Antrim III       One James Center, 901 E. Cary Street, Richmond, VA   60  President                Since November 1997
 John P. Ackerly IV         One James Center, 901 E. Cary Street, Richmond, VA   42  Vice President           Since November 1997
 J. Lee Keiger III          One James Center, 901 E. Cary Street, Richmond, VA   51  Vice President           Since November 1997
 Laura E. Amory             One James Center, 901 E. Cary Street, Richmond, VA   39  Chief Compliance Officer Since September 2004
 Robert G. Dorsey           225 Pictoria Drive, Suite 450, Cincinnati, OH        49  Vice President           Since November 2000
 Mark J. Seger              225 Pictoria Drive, Suite 450, Cincinnati, OH        44  Treasurer                Since November 2000
 John F. Splain             225  Pictoria  Drive,  Suite 450,  Cincinnati,  OH   49  Secretary                Since November 2000


*Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P.  Ackerly  IV is Senior  Vice  President  and  Portfolio  Manager  of the
Adviser.

J. Lee Keiger III is Senior Vice President and Chief Financial Officer of the Adviser.

Laura E. Amory is Director of Compliance of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.



FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
For the fiscal year ended March 31, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $3,420,313 as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2006, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

THE DAVENPORT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                                    Beginning         Ending
                                  Account Value    Account Value  Expenses Paid
                                 October 1, 2005  March 31, 2006  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $1,056.60         $5.08
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00        $1,020.00         $4.99
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE DAVENPORT EQUITY FUND
OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE DAVENPORT EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================
At an in-person meeting held on February 13, 2006, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of the Fund's Investment Advisory Agreement with the Adviser for a one-year period. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the advisory fees and overall expense levels of the Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser. The Trustees also considered the fact that all of the Fund's portfolio trades were executed by the Adviser at no cost to the Fund. In evaluating the Fund's advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the long-term performance of the Fund (which exceeded both its benchmark and the average of funds within its Morningstar category for the most recent 5-year period) and other services provided under the Investment Advisory Agreement, they believe that the Adviser has provided high-quality services to the Fund; (ii) although the advisory fees payable to the Adviser are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; and
(iii) the total operating expense ratio of the Fund is competitive with comparably managed funds, according to statistics calculated and published by Morningstar, Inc., and the Adviser has further benefited the shareholders by executing portfolio transactions at no cost to the Fund. Given the size of the Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout benefits" to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

================================================================================

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037                -----------------------------
                                                   D A V E N P O R T
ADMINISTRATOR
Ultimus Fund Solutions, LLC                           EQUITY FUND
P.O. Box 46707                                        -----------
Cincinnati, Ohio 45246-0707                  -----------------------------
1-800-281-3217

CUSTODIAN
US Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP                             ANNUAL REPORT
One Post Office Square                               MARCH 31, 2006
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President
Laura E. Amory, Chief Compliance Officer





================================================================================

================================================================================
  ----------------------------------------------------------------------------





                                      THE

  [GRAPHIC OMITTED]         FLIPPIN, BRUCE & PORTER

                                     FUNDS



                            ========================

                                 FBP VALUE FUND
                               FBP BALANCED FUND





                                 ANNUAL REPORT
                                 MARCH 31, 2006





                                 NO-LOAD FUNDS





  ----------------------------------------------------------------------------
================================================================================

LETTER TO SHAREHOLDERS                                              MAY 18, 2006
================================================================================
We are pleased to report on the progress of your fund and its investments for the fiscal year ending March 31, 2006. Illustrated below are the returns over the past year and longer time periods.


                                                % Average Annual Returns
                                              Periods Ending March 31, 2006
                                          -------------------------------------
                                             One     Three    Five     Ten
                                             Year     Year    Year     Year
--------------------------------------------------------------------------------
FBP Value Fund                              12.03    19.79    6.61     9.41
FBP Balanced Fund                            8.81    14.36    6.20     8.59
S&P 500 Index                               11.73    17.22    3.97     8.95
Lehman Intermediate Government/
   Credit Bond Index                         2.08     2.33    4.71     5.85

Markets often "climb a wall of worry" and this was the case over the past year. Your Funds benefited from a strong stock market in spite of many concerns: record oil prices, often troubling news concerning the war in Iraq, fears over Iran, and rising interest rates to name a few. However, a strong economy and solid profit increases provided the support for above average returns. The Funds' investments in the Information Technology and Consumer Discretionary sectors were particularly helpful. Agilent and Hewlett-Packard were very strong performers along with Best Buy and Whirlpool. Although the Funds' energy exposure was reduced through stock sales during the fiscal year, security selection in the Energy sector was beneficial. Marathon Oil was one of the best performers in the group. Health Care provided mixed returns with strong performance from Cigna and Wellpoint offset by the other holdings in the sector. Both Cendant and Tyco International in the Industrials Sector announced corporate restructurings and also reduced earnings forecasts, which disappointed investors. These corporate restructurings involve splitting the companies into smaller, separate, public companies. We expect the market will ultimately award higher valuation multiples to the resulting company shares, unlocking additional shareholder value. The fixed income portion of the Balanced Fund performed well and as we expected. The Fund's short maturity structure, averaging 2.1 years, acted to dampen the negative effects of the rise in both shorter and longer term interest rates over the past year.

The question facing investors is, how will the economy, energy prices, inflation and the war play out for the remainder of the year? Current economic indicators remain mixed. While consumer confidence has improved, buoyed by a good jobs market, there are signs that consumer spending is slowing. Likely contributing to this slowdown are moderating housing price gains and continued high gasoline prices. Corporations seem to be cautious despite high levels of liquidity, but merger and acquisition activity has increased, which suggests that valuations are attractive. High levels of government spending have been stimulative to the economy and should remain an economic positive in the near term. Inflation has once again become a concern. The lagged effects of a strong economy, higher commodity costs and a weaker dollar may ultimately be reflected in higher consumer prices. We continue to believe, however, that a modest slowdown in economic growth is likely in the second half of the year. This would allow the Federal Reserve to stop raising short-term interest rates, reduce inflationary pressures that are building, and help to remove demand pressures in the energy and commodity markets.

Energy prices have remained elevated despite record levels of global production and domestic inventories. Geopolitical concerns seem to be outweighing supply/demand dynamics as unrest in Nigeria and Iran's nuclear ambitions combine to push up prices. Additionally, delays in restoring refining capacity after Katrina, uncertainty about this year's hurricane season and reformulation requirements for gasoline contribute to keep prices higher than normal. Natural gas prices, however, have already retreated from their recent peak, thanks in part to a warmer-than-average winter. We expect that the slowdown in economic growth will bring about a reduction in energy demand and contribute to falling prices across a broad spectrum of commodities.

As we look forward and search to find attractive investment opportunities for the Funds, we continue to be enthusiastic about the valuations and outlook for large capitalization stocks. Large caps have generally performed poorly over the last several years compared to small- and mid-sized companies. Valuations for these stocks are at attractive levels not seen since the 1980s and it appears that new money may be flowing back into these issues. We expect this rotation will benefit the Funds, which currently have approximately 45% of their equity assets invested in 15 of the 25 largest stocks in the S&P 500. Our sector weights, which are derived from our bottom-up investment process, also add to our optimism. If we are correct about a slowing economy later in 2006, our larger weights in Health Care and Technology combined with our underweights in Energy, Materials and Utilities should result in favorable relative performance. With regard to the fixed income portion of the Balanced Fund, we have been positioned defensively for some time, patiently waiting for the rise in interest rates. This posture has benefited the Fund. With the latest increases in Fed Funds rate by the Federal Reserve, we are seeing interest rates rise to levels that are more attractive for investment. Therefore, as cash becomes available from maturities and new investors, we are beginning to modestly lengthen the Balanced Fund's maturities.

We want to close by thanking you for placing your confidence in FBP as your investment manager. Over our firm's 21-year history, investment performance has resulted from a strong adherence to our value investment approach. We invest where our process identifies value. Currently, the Funds are invested somewhat contrary to segments of the market that have driven performance over the past several years, but we believe are positioned well to capitalize on opportunities that lie ahead.

Please visit our website at www.fbpinc.com for information on our firm, philosophy, investment process and staff. As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.


/s/ John T. Bruce

John T. Bruce, CFA
President - Portfolio Manager

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED)
================================================================================
Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.


                                 FBP VALUE FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP VALUE
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


                               [GRAPHIC OMITTED]


          STANDARD & POOR'S 500 INDEX              FBP VALUE FUND
          ----------------------------        -------------------------

            DATE           BALANCE             DATE           BALANCE
            ----           -------           --------         -------

          03/31/96      $   10,000            03/31/96     $   10,000
          06/30/96          10,449            06/30/96         10,454
          09/30/96          10,772            09/30/96         10,706
          12/31/96          11,670            12/31/96         11,613
          03/31/97          11,983            03/31/97         11,765
          06/30/97          14,075            06/30/97         13,403
          09/30/97          15,129            09/30/97         14,673
          12/31/97          15,563            12/31/97         14,566
          03/31/98          17,734            03/31/98         16,341
          06/30/98          18,320            06/30/98         16,284
          09/30/98          16,497            09/30/98         13,783
          12/31/98          20,011            12/31/98         17,175
          03/31/99          21,008            03/31/99         17,606
          06/30/99          22,489            06/30/99         19,978
          09/30/99          21,084            09/30/99         17,348
          12/31/99          24,222            12/31/99         17,815
          03/31/00          24,777            03/31/00         16,655
          06/30/00          24,119            06/30/00         16,056
          09/30/00          23,885            09/30/00         16,699
          12/31/00          22,016            12/31/00         17,473
          03/31/01          19,406            03/31/01         17,850
          06/30/01          20,542            06/30/01         19,173
          09/30/01          17,527            09/30/01         16,849
          12/31/01          19,399            12/31/01         19,462
          03/31/02          19,453            03/31/02         19,489
          06/30/02          16,847            06/30/02         17,006
          09/30/02          13,936            09/30/02         14,142
          12/31/02          15,112            12/31/02         15,238
          03/31/03          14,636            03/31/03         14,303
          06/30/03          16,889            06/30/03         17,133
          09/30/03          17,336            09/30/03         17,916
          12/31/03          19,447            12/31/03         20,102
          03/31/04          19,776            03/31/04         20,968
          06/30/04          20,117            06/30/04         21,215
          09/30/04          19,741            09/30/04         20,446
          12/31/04          21,563            12/31/04         22,275
          03/31/05          21,100            03/31/05         21,943
          06/30/05          21,389            06/30/05         22,453
          09/30/05          22,160            09/30/05         22,829
          12/31/05          22,622            12/31/05         23,578
          03/31/06          23,574            03/31/06         24,583


            CONSUMER PRICE INDEX:
            ---------------------

            DATE           BALANCE
            ----           -------

          03/31/96      $   10,000
          06/30/96          10,110
          09/30/96          10,155
          12/31/96          10,238
          03/31/97          10,310
          06/30/97          10,329
          09/30/97          10,375
          12/31/97          10,439
          03/31/98          10,452
          06/30/98          10,510
          09/30/98          10,554
          12/31/98          10,599
          03/31/99          10,625
          06/30/99          10,721
          09/30/99          10,779
          12/31/99          10,863
          03/31/00          10,966
          06/30/00          11,076
          09/30/00          11,160
          12/31/00          11,244
          03/31/01          11,354
          06/30/01          11,477
          09/30/01          11,464
          12/31/01          11,457
          03/31/02          11,484
          06/30/02          11,612
          09/30/02          11,670
          12/31/02          11,709
          03/31/03          11,825
          06/30/03          11,851
          09/30/03          11,922
          12/31/03          11,916
          03/31/04          12,026
          06/30/04          12,213
          09/30/04          12,239
          12/31/04          12,335
          03/31/05          12,485
          06/30/05          12,655
          09/30/05          12,785
          12/31/05          12,863
          03/31/06          12,935


Past performance is not predictive of future performance.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(CONTINUED) (UNAUDITED)
================================================================================


                                FBP BALANCED FUND

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP BALANCED
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


                               [GRAPHIC OMITTED]


          STANDARD & POOR'S 500 INDEX            FBP BALANCED FUND
          ----------------------------        -------------------------

            DATE           BALANCE             DATE           BALANCE
            ----           -------           --------         -------
          03/31/96       $  10,000            03/31/96      $  10,000
          06/30/96          10,449            06/30/96         10,340
          09/30/96          10,772            09/30/96         10,516
          12/31/96          11,670            12/31/96         11,212
          03/31/97          11,983            03/31/97         11,315
          06/30/97          14,075            06/30/97         12,605
          09/30/97          15,129            09/30/97         13,566
          12/31/97          15,563            12/31/97         13,525
          03/31/98          17,734            03/31/98         14,734
          06/30/98          18,320            06/30/98         14,867
          09/30/98          16,497            09/30/98         13,375
          12/31/98          20,011            12/31/98         15,573
          03/31/99          21,008            03/31/99         16,021
          06/30/99          22,489            06/30/99         17,428
          09/30/99          21,084            09/30/99         15,836
          12/31/99          24,222            12/31/99         16,400
          03/31/00          24,777            03/31/00         15,721
          06/30/00          24,119            06/30/00         15,238
          09/30/00          23,885            09/30/00         15,853
          12/31/00          22,016            12/31/00         16,572
          03/31/01          19,406            03/31/01         16,874
          06/30/01          20,542            06/30/01         17,725
          09/30/01          17,527            09/30/01         16,501
          12/31/01          19,399            12/31/01         18,217
          03/31/02          19,453            03/31/02         18,178
          06/30/02          16,847            06/30/02         16,595
          09/30/02          13,936            09/30/02         14,806
          12/31/02          15,112            12/31/02         15,717
          03/31/03          14,636            03/31/03         15,240
          06/30/03          16,889            06/30/03         17,432
          09/30/03          17,336            09/30/03         18,015
          12/31/03          19,447            12/31/03         19,633
          03/31/04          19,776            03/31/04         20,298
          06/30/04          20,117            06/30/04         20,423
          09/30/04          19,741            09/30/04         19,908
          12/31/04          21,563            12/31/04         21,211
          03/31/05          21,100            03/31/05         20,948
          06/30/05          21,389            06/30/05         21,304
          09/30/05          22,160            09/30/05         21,555
          12/31/05          22,622            12/31/05         22,093
          03/31/06          23,574            03/31/06         22,793


             CONSUMER PRICE INDEX:
             ---------------------

            DATE           BALANCE
            ----           -------
          03/31/96       $  10,000
          06/30/96          10,110
          09/30/96          10,155
          12/31/96          10,238
          03/31/97          10,310
          06/30/97          10,329
          09/30/97          10,375
          12/31/97          10,439
          03/31/98          10,452
          06/30/98          10,510
          09/30/98          10,554
          12/31/98          10,599
          03/31/99          10,625
          06/30/99          10,721
          09/30/99          10,779
          12/31/99          10,863
          03/31/00          10,966
          06/30/00          11,076
          09/30/00          11,160
          12/31/00          11,244
          03/31/01          11,354
          06/30/01          11,477
          09/30/01          11,464
          12/31/01          11,457
          03/31/02          11,484
          06/30/02          11,612
          09/30/02          11,670
          12/31/02          11,709
          03/31/03          11,825
          06/30/03          11,851
          09/30/03          11,922
          12/31/03          11,916
          03/31/04          12,026
          06/30/04          12,213
          09/30/04          12,239
          12/31/04          12,335
          03/31/05          12,485
          06/30/05          12,655
          09/30/05          12,785
          12/31/05          12,863
          03/31/06          12,935

Past performance is not predictive of future performance.



--------------------------------------------------------------------------------

                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (FOR PERIODS ENDED MARCH 31, 2006)

                                    1 YEAR        5 YEARS       10 YEARS
FBP Value Fund                      12.03%         6.61%         9.41%
FBP Balanced Fund                    8.81%         6.20%         8.59%
Standard & Poor's 500 Index         11.73%         3.97%         8.95%
Consumer Price Index                 3.61%         2.64%         2.61%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

FBP VALUE FUND
PORTFOLIO INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

GENERAL INFORMATION                            ASSET ALLOCATION
--------------------------------------------   ---------------------------------
Net Asset Value Per share       $  26.60
Total Net assets (Millions)     $  59.60       Cash Equivalents - 0.2%
Current Expense Ratio              1.01%       Stocks - 99.8%
Portfolio Turnover                   15%
Fund Inception Date              7/30/93

                          FBP VALUE  S&P 500
STOCK CHARACTERISTICS        FUND     INDEX
--------------------------------------------
Number of Stocks               45      500
Weighted Avg Market
  Capitalization (Billions) 106.3     90.5
Price-to-Earnings Ratio
  (IBES 1Yr. Forecast EPS)   13.8     15.3
Price-to-Book Value           2.3      2.8



INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]

                                            FBP Value     S&P 500
SECTOR DIVERSIFICATION                         Fund        Index
-------------------------------------------------------------------------------
Consumer Discretionary                         8.5%        10.2%
Consumer Staples                               7.4%         9.3%
Energy                                         1.9%         9.6%
Financials                                    32.0%        21.0%
Health Care                                   18.6%        12.9%
Industrials                                   11.5%        11.5%
Information Technology                        17.4%        16.0%
Materials                                      0.0%         3.0%
Telecommunication Services                     2.7%         3.3%
Utilities                                      0.0%         3.2%




  TEN LARGEST HOLDINGS                           % OF NET ASSETS
  --------------------                           ---------------
  Hewlett-Packard Company                              4.6%
  J.P. Morgan Chase & Company                          4.4%
  Bank of America Corporation                          4.4%
  Citigroup, Inc.                                      4.1%
  Wachovia Corporation                                 4.0%
  American International Group, Inc.                   4.0%
  International Business Machines Corporation          3.9%
  St. Paul Travelers Companies, Inc. (The)             3.8%
  Wal Mart Stores Inc.                                 3.6%
  Pfizer Inc.                                          3.4%

FBP BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

GENERAL INFORMATION                            ASSET ALLOCATION
--------------------------------------------   ---------------------------------
Net Asset Value Per share       $  18.39
Total Net assets (Millions)     $  62.80       Cash Equivalents - 0.6%
Current Expense Ratio              0.99%       Fixed Income - 29.2%
Portfolio Turnover                   24%       Stocks - 70.2%
Fund Inception Date               7/3/89


STOCK PORTFOLIO (70.2% OF FUND)
----------------------------------------------------------------------------------------------------------
Number of Stocks                     45        TEN LARGEST HOLDINGS                      % OF NET ASSETS
Weighted Avg Market                            --------------------                      ---------------
  Capitalization (Billions)       106.3        J.P. Morgan Chase & Company                     3.8%
Price-to-Earnings Ratio                        Hewlett-Packard Company                         3.2%
  (IBES 1Yr. Forecast EPS)         13.8        Bank of America Corporation                     2.9%
Price-to-Book Value                 2.3        Citigroup, Inc.                                 2.7%
                                               Wachovia Corporation                            2.7%
FIVE LARGEST SECTORS       % OF NET ASSETS     American International Group, Inc.              2.7%
--------------------       ---------------     International Business Machines Corporation     2.6%
Financials                      22.4%          Wal Mart Stores                                 2.5%
Health Care                     12.7%          St. Paul Travelers Companies, Inc. (The)        2.5%
Information Tech.               12.1%          General Electric Co.                            2.2%
Industrials                      8.7%
Consumer Discretionary           5.7%


FIXED-INCOME PORTFOLIO (29.2% OF FUND)
----------------------------------------------------------------------------------------------------------
Number of Fixed-Income Securities     26       SECTOR BREAKDOWN                          % OF NET ASSETS
Average Quality                       AA       ----------------                          ---------------
Average Stated Maturity              2.1       U.S. Treasury                                   9.1%
Average Effective Duration           1.8       Government Agency                               3.5%
                                               Corporate                                      16.6%

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
   SHARES    COMMON STOCKS -- 99.8%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 8.5%
    22,500   Best Buy Company, Inc. (b) ........................  $  1,258,425
    34,500   Dillard's, Inc. ...................................       898,380
     7,787   Federated Department Stores, Inc. .................       568,451
     9,600   Gannett Company, Inc. .............................       575,232
    32,000   General Motors Corporation ........................       680,640
    13,000   Kohl's Corporation (a) ............................       689,130
     4,500   Whirlpool Corporation (b) .........................       411,615
                                                                  ------------
                                                                     5,081,873
                                                                  ------------
             CONSUMER STAPLES -- 7.3%
    19,000   Altria Group, Inc. ................................     1,346,340
    30,000   CVS Corporation ...................................       896,100
    45,000   Wal-Mart Stores, Inc. .............................     2,125,800
                                                                  ------------
                                                                     4,368,240
                                                                  ------------
             ENERGY -- 1.9%
     6,000   Marathon Oil Corporation (b) ......................       457,020
    11,000   Royal Dutch Shell PLC - ADR .......................       684,860
                                                                  ------------
                                                                     1,141,880
                                                                  ------------
             FINANCIALS -- 32.0%
    20,000   American Express Company ..........................     1,051,000
    36,000   American International Group, Inc. ................     2,379,240
    57,000   Bank of America Corporation .......................     2,595,780
    52,000   Citigroup, Inc. ...................................     2,456,480
    23,000   Fannie Mae ........................................     1,182,200
    10,000   Freddie Mac .......................................       610,000
    19,000   Jefferson-Pilot Corporation (c) ...................     1,116,630
    63,400   JPMorgan Chase & Company ..........................     2,639,976
    54,000   St. Paul Travelers Companies, Inc. (The) ..........     2,256,660
    17,500   UnumProvident Corporation .........................       358,400
    43,000   Wachovia Corporation ..............................     2,410,150
                                                                  ------------
                                                                    19,056,516
                                                                  ------------
             HEALTH CARE -- 18.6%
    27,000   Bristol-Myers Squibb Company ......................       664,470
     4,000   CIGNA Corporation (b) .............................       522,480
    40,000   HCA, Inc. .........................................     1,831,600
    27,000   Johnson & Johnson .................................     1,598,940
    45,000   Merck & Company, Inc. .............................     1,585,350
    81,000   Pfizer, Inc. ......................................     2,018,520
    35,000   Watson Pharmaceuticals, Inc. (a) ..................     1,005,900
    24,000   WellPoint, Inc. (a) ...............................     1,858,320
                                                                  ------------
                                                                    11,085,580
                                                                  ------------

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 99.8% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 11.4%
    10,000   Avery Dennison Corporation ........................  $    584,800
   100,000   Cendant Corporation ...............................     1,735,000
    10,300   FedEx Corporation .................................     1,163,282
    54,000   General Electric Company ..........................     1,878,120
    40,000   Tyco International Limited ........................     1,075,200
     4,000   Union Pacific Corporation (b) .....................       373,400
                                                                  ------------
                                                                     6,809,802
                                                                  ------------
             INFORMATION TECHNOLOGY -- 17.4%
    28,000   Agilent Technologies, Inc. (a) ....................     1,051,400
    34,000   Cisco Systems, Inc. (a) ...........................       736,780
    28,000   Computer Sciences Corporation (a) .................     1,555,400
    83,000   Hewlett-Packard Company ...........................     2,730,700
    28,000   International Business Machines Corporation .......     2,309,160
    50,000   Microsoft Corporation .............................     1,360,500
   156,000   Solectron Corporation (a) .........................       624,000
                                                                  ------------
                                                                    10,367,940
                                                                  ------------
             TELECOMMUNICATIONS SERVICES -- 2.7%
    47,000   Verizon Communications, Inc. ......................     1,600,820
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $41,741,398).............  $ 59,512,651
                                                                  ------------


================================================================================
 PAR VALUE   SHORT-TERM CORPORATE NOTES -- 0.9%                       VALUE
--------------------------------------------------------------------------------
$   39,774   American Family Financial Services, Demand Note,
               4.47%............................................  $     39,774
    97,332   U.S. Bank N.A., Demand Note, 4.57%                         97,332
   401,253   Wisconsin Corporate Central Credit Union, Demand
               Note, 4.49% .....................................       401,253
                                                                  ------------
             TOTAL SHORT-TERM CORPORATE NOTES (Cost $538,359)...  $    538,359
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 100.7%
               (Cost $42,279,757)...............................  $ 60,051,010

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%)....      (440,192)
                                                                  ------------

             NET ASSETS --100.0%................................  $ 59,610,818
                                                                  ============


(a)  Non-income producing security.

(b)  Security covers a written call option.

(c) Fair value priced (Note 1). Fair valued securities totalled $1,116,630 at March 31, 2006, representing 1.9% of net assets.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

FBP VALUE FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2006
================================================================================
  OPTION                                                  VALUE OF    PREMIUMS
 CONTRACTS   COVERED CALL OPTIONS                          OPTIONS    RECEIVED
--------------------------------------------------------------------------------
             Best Buy Company, Inc.,
       120     09/16/2006 at $50........................  $ 68,400    $ 70,438
             Cigna Corporation,
        40     07/22/2006 at $130.......................    32,400      28,279
             Marathon Oil Corporation,
        60     07/22/2006 at $75........................    35,400      41,219
             Union Pacific Corporation,
        40     08/19/2006 at $90........................    30,800      25,924
             Whirlpool Corporation,
        45     06/17/2006 at $90........................    26,100      26,121
                                                          --------    --------
                                                          $193,100    $191,981
                                                          ========    ========


See accompanying notes to financial statements.

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
   SHARES    COMMON STOCKS -- 70.2%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 5.7%
    15,000   Best Buy Company, Inc. (b) ........................  $    838,950
    24,500   Dillard's, Inc. ...................................       637,980
     4,672   Federated Department Stores, Inc. .................       341,056
     7,000   Gannett Company, Inc. .............................       419,440
    22,000   General Motors Corporation ........................       467,940
    10,000   Kohl's Corporation (a) ............................       530,100
     4,000   Whirlpool Corporation (b) .........................       365,880
                                                                  ------------
                                                                     3,601,346
                                                                  ------------
             CONSUMER STAPLES -- 5.4%
    14,000   Altria Group, Inc. ................................       992,040
    27,000   CVS Corporation ...................................       806,490
    33,000   Wal-Mart Stores, Inc. .............................     1,558,920
                                                                  ------------
                                                                     3,357,450
                                                                  ------------
             ENERGY -- 1.3%
     4,000   Marathon Oil Corporation (b) ......................       304,680
     8,000   Royal Dutch Shell PLC - ADR .......................       498,080
                                                                  ------------
                                                                       802,760
                                                                  ------------
             FINANCIALS -- 22.4%
    18,000   American Express Company ..........................       945,900
    25,400   American International Group, Inc. ................     1,678,686
    40,000   Bank of America Corporation .......................     1,821,600
    36,000   Citigroup, Inc. ...................................     1,700,640
    17,000   Fannie Mae ........................................       873,800
     7,000   Freddie Mac .......................................       427,000
    13,000   Jefferson-Pilot Corporation (c) ...................       764,010
    57,760   JPMorgan Chase & Company ..........................     2,405,126
    37,000   St. Paul Travelers Companies, Inc. (The) ..........     1,546,230
    12,000   Unumprovident Corporation .........................       245,760
    30,000   Wachovia Corporation ..............................     1,681,500
                                                                  ------------
                                                                    14,090,252
                                                                  ------------
             HEALTH CARE -- 12.7%
    22,000   Bristol-Myers Squibb Company ......................       541,420
     2,500   CIGNA Corporation (b) .............................       326,550
    27,500   HCA, Inc. .........................................     1,259,225
    23,000   Johnson & Johnson .................................     1,362,060
    37,000   Merck & Company, Inc. .............................     1,303,510
    48,000   Pfizer, Inc. ......................................     1,196,160
    25,000   Watson Pharmaceuticals, Inc. (a) ..................       718,500
    16,400   WellPoint, Inc. (a) ...............................     1,269,852
                                                                  ------------
                                                                     7,977,277
                                                                  ------------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 70.2% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 8.7%
     7,600   Avery Dennison Corporation ........................  $    444,448
    80,000   Cendant Corporation ...............................     1,388,000
     7,400   FedEx Corporation .................................       835,756
    40,000   General Electric Company ..........................     1,391,200
    39,000   Tyco International Limited ........................     1,048,320
     3,500   Union Pacific Corporation (b) .....................       326,725
                                                                  ------------
                                                                     5,434,449
                                                                  ------------
             INFORMATION TECHNOLOGY -- 12.1%
    21,000   Agilent Technologies, Inc. (a) ....................       788,550
    23,000   Cisco Systems, Inc. (a) ...........................       498,410
    20,000   Computer Sciences Corporation (a) .................     1,111,000
    60,500   Hewlett-Packard Company ...........................     1,990,450
    20,000   International Business Machines Corporation .......     1,649,400
    40,800   Microsoft Corporation .............................     1,110,168
   115,000   Solectron Corporation (a) .........................       460,000
                                                                  ------------
                                                                     7,607,978
                                                                  ------------
             TELECOMMUNICATIONS SERVICES -- 1.9%
    35,000   Verizon Communications, Inc. ......................     1,192,100
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $27,341,539).............  $ 44,063,612
                                                                  ------------

================================================================================
 PAR VALUE   U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 12.6%          VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY BILLS -- 1.6%
$1,000,000     discount, due 08/17/2006 ........................  $    982,857
                                                                  ------------

             U.S. TREASURY NOTES -- 7.5%
 1,000,000     2.25%, due 04/30/2006 ...........................       998,047
   500,000     4.625%, due 05/15/2006 ..........................       499,922
   500,000     2.50%, due 10/31/2006 ...........................       493,340
   500,000     3.50%, due 11/15/2006 ...........................       495,781
   750,000     4.375%, due 05/15/2007 ..........................       745,957
   750,000     3.875%, due 07/31/2007 ..........................       740,479
   750,000     4.50%, due 11/15/2010 ...........................       739,921
                                                                  ------------
                                                                     4,713,447
                                                                  ------------
             FEDERAL HOME LOAN BANK -- 2.7%
   500,000     4.28%, due 07/14/2008 ...........................       491,653
   500,000     4.035%, due 03/09/2009 ..........................       485,375
   750,000     5.25%, due 03/17/2010 ...........................       746,344
                                                                  ------------
                                                                     1,723,372
                                                                  ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.8%
   500,000     2.50%, due 04/19/2007 ...........................       486,751
                                                                  ------------

             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $7,981,091)................................  $  7,906,427
                                                                  ------------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 16.6%                                 VALUE
--------------------------------------------------------------------------------
             FINANCIALS -- 8.8%
             Bankers Trust New York Corporation,
$  750,000     7.375%, due 05/01/2008 ..........................  $    780,012
             Caterpillar Financial Services Corporation,
   750,000     2.59%, due 07/15/2006 ...........................       744,786
             Credit Suisse First Boston USA, Inc.
   750,000     4.70%, due 06/01/2009 ...........................       735,531
             John Deere Capital Corporation,
   500,000     3.375%, due 10/01/2007 ..........................       486,180
             Merrill Lynch & Company, Inc.,
   500,000     3.00%, due 04/30/2007 ...........................       487,511
             Northern Trust Company,
 1,000,000     7.10%, due 08/01/2009 ...........................     1,055,761
             Student Loan Marketing Corporation,
   750,000     3.625%, due 03/17/2008 ..........................       725,645
             Textron Financial Corporation,
   500,000     2.75%, due 06/01/2006 ...........................       498,279
                                                                  ------------
                                                                     5,513,705
                                                                  ------------
             HEALTH CARE -- 0.8%
             UnitedHealth Group, Inc.,
   500,000     3.30%, due 01/30/2008 ...........................       482,734
                                                                  ------------

             INDUSTRIALS -- 3.5%
             Donnelley (R.R.) & Sons Company,
   750,000     3.75%, due 04/01/2009 ...........................       706,192
             Raychem Corporation,
 1,000,000     7.20%, due 10/15/2008 ...........................     1,032,218
             Stanley Works (The),
   500,000     3.50%, due 11/01/2007 ...........................       486,738
                                                                  ------------
                                                                     2,225,148
                                                                  ------------
             UTILITIES -- 3.5%
             Dominion Resources, Inc.,
   750,000     4.125%, due 02/15/2008 ..........................       731,356
             Ohio Power Company,
   750,000     5.30%, due 11/01/2010 ...........................       741,119
             Public Service Electric & Gas Company,
   750,000     4.00%, due 11/01/2008 ...........................       722,878
                                                                  ------------
                                                                     2,195,353
                                                                  ------------
             TOTAL CORPORATE BONDS (Cost $10,429,030)...........  $ 10,416,940
                                                                  ------------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   SHORT-TERM CORPORATE NOTES -- 2.2%                       VALUE
--------------------------------------------------------------------------------
$   27,467   American Family Financial Services, Demand Note,
               4.47%............................................  $     27,467
 1,289,725   U.S. Bank N.A., Demand Note, 4.57%                      1,289,725
    79,310   Wisconsin Corporate Central Credit Union, Demand
               Note, 4.49%......................................        79,310
                                                                  ------------
             TOTAL SHORT-TERM CORPORATE NOTES (Cost $1,396,502).  $  1,396,502
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 101.6%
               (COST $47,148,162)...............................  $ 63,783,481

             OTHER ASSETS IN EXCESS OF LIABILITES -- (1.6%).....    (1,002,935)
                                                                  ------------

             NET ASSETS -- 100.0%...............................  $ 62,780,546
                                                                  ============

(a)  Non-income producing security.

(b)  Security covers a written call option.

(c) Fair value priced (Note 1). Fair valued securities totalled $764,010 at March 31, 2006, representing 1.2% of net assets.

ADR - American Depositary Receipt

See accompanying notes to financial statements.


FBP BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2006
================================================================================
   OPTION                                                 VALUE OF     PREMIUMS
 CONTRACTS   COVERED CALL OPTIONS                          OPTIONS     RECEIVED
--------------------------------------------------------------------------------
             Best Buy Company, Inc.,
        50     09/16/2006 at $55                          $ 28,500    $ 29,349
             Cigna Corporation,
        25     07/22/2006 at $130                           20,250      17,674
             Marathon Oil Corporation,
        40     07/22/2006 at $75                            23,600      27,479
             Union Pacific Corporation,
        35     08/19/2006 at $90                            26,950      22,684
             Whirlpool Corporation,
        40     06/17/2006 at $90                            23,200      23,219
                                                          --------    --------
                                                          $122,500    $120,405
                                                          ========    ========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2006
==========================================================================================
                                                                FBP             FBP
                                                               VALUE          BALANCED
                                                                FUND            FUND
------------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost ..................................   $42,279,757     $47,148,162
                                                             ===========     ===========
    At value (Note 1) ....................................   $60,051,010     $63,783,481
  Dividends and interest receivable ......................        72,568         289,157
  Receivable for capital shares sold .....................         2,685             900
  Other assets ...........................................         7,036           4,246
                                                             -----------     -----------
    TOTAL ASSETS .........................................    60,133,299      64,077,784
                                                             -----------     -----------

LIABILITIES
  Distributions payable ..................................        70,340         152,753
  Payable for investment securities purchased ............       205,848         943,346
  Payable for capital shares redeemed ....................          --            22,158
  Accrued investment advisory fees (Note 3) ..............        35,762          37,422
  Accrued administration fees (Note 3) ...................         6,700           6,900
  Other accrued expenses and liabilities .................        10,731          12,159
  Covered call options, at value (Notes 1 and 4)
    (premiums received $191,981 and $120,405,
    respectively) ........................................       193,100         122,500
                                                             -----------     -----------
    TOTAL LIABILITIES ....................................       522,481       1,297,238
                                                             -----------     -----------

NET ASSETS ...............................................   $59,610,818     $62,780,546
                                                             ===========     ===========
Net assets consist of:
  Paid-in capital ........................................   $41,831,914     $46,084,276
  Undistributed net investment income ....................         8,436          62,655
  Undistributed net realized gains from security
    transactions .........................................           334             391
  Net unrealized appreciation on investments .............    17,770,134      16,633,224
                                                             -----------     -----------
Net assets ...............................................   $59,610,818     $62,780,546
                                                             ===========     ===========

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) ..     2,241,395       3,412,956
                                                             ===========     ===========

Net asset value, offering price and redemption
  price per share (Note 1) ...............................   $     26.60     $     18.39
                                                             ===========     ===========

See accompanying notes to financial statements.



14




THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2006
==========================================================================================
                                                                FBP             FBP
                                                               VALUE          BALANCED
                                                                FUND            FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest ...............................................   $    57,321     $   732,434
  Dividends ..............................................     1,243,763         933,766
                                                             -----------     -----------
    TOTAL INVESTMENT INCOME ..............................     1,301,084       1,666,200
                                                             -----------     -----------

EXPENSES
  Investment advisory fees (Note 3) ......................       417,347         426,202
  Administration fees (Note 3) ...........................        80,355          79,549
  Professional fees ......................................        18,373          19,562
  Postage and supplies ...................................        19,291          14,327
  Trustees' fees and expenses ............................        13,591          13,591
  Registration fees ......................................        15,059           9,444
  Custodian fees .........................................        11,517           8,785
  Compliance service fees (Note 3) .......................         8,962           9,052
  Printing of shareholder reports ........................         5,811           2,993
  Insurance expense ......................................         4,124           4,137
  Pricing costs ..........................................         1,648           4,764
  Other expenses .........................................         8,461           8,758
                                                             -----------     -----------
    TOTAL EXPENSES .......................................       604,539         601,164
                                                             -----------     -----------

NET INVESTMENT INCOME ....................................       696,545       1,065,036
                                                             -----------     -----------

REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS
  Net realized gains on security transactions ............     4,111,677       2,973,321
  Net realized gains on option contracts written .........        28,430          18,671
  Net change in unrealized appreciation/
    depreciation on investments ..........................     1,875,071       1,102,573
                                                             -----------     -----------

NET REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS .........................................     6,015,178       4,094,565
                                                             -----------     -----------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS ........................................   $ 6,711,723     $ 5,159,601
                                                             ===========     ===========



See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================
                                                                 FBP                           FBP
                                                             VALUE FUND                   BALANCED FUND
                                                  -------------------------------------------------------------
                                                       YEAR           YEAR             YEAR            YEAR
                                                      ENDED           ENDED            ENDED           ENDED
                                                     MARCH 31,      MARCH 31,        MARCH 31,       MARCH 31,
                                                       2006           2005             2006            2005
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .......................   $    696,545    $    673,346    $  1,065,036    $    962,877
  Net realized gains on:
    Security transactions .....................      4,111,677       1,871,004       2,973,321       2,030,319
    Option contracts written ..................         28,430          23,964          18,671          24,804
  Net change in unrealized appreciation/
    depreciation on investments ...............      1,875,071         273,731       1,102,573      (1,031,466)
                                                  ------------    ------------    ------------    ------------
Net increase in net assets
  from operations .............................      6,711,723       2,842,045       5,159,601       1,986,534
                                                  ------------    ------------    ------------    ------------

DISTRIBUTIONS TO
SHAREHOLDERS
  From net investment income ..................       (699,731)       (663,195)     (1,054,135)       (977,272)
  From realized capital gains on
    security transactions .....................     (3,930,094)           --        (2,978,247)     (2,024,416)
                                                  ------------    ------------    ------------    ------------
Net decrease in net assets from
  distributions to shareholders ...............     (4,629,825)       (663,195)     (4,032,382)     (3,001,688)
                                                  ------------    ------------    ------------    ------------

FROM CAPITAL
SHARE TRANSACTIONS
  Proceeds from shares sold ...................      5,846,188      13,801,391       3,742,137       4,666,235
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders ...........................      4,481,385         622,343       3,703,976       2,749,642
  Payments for shares redeemed ................    (14,011,089)     (5,789,994)     (7,259,209)     (3,224,398)
                                                  ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  from capital share transactions .............     (3,683,516)      8,633,740         186,904       4,191,479
                                                  ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...............................     (1,601,618)     10,812,590       1,314,123       3,176,325

NET ASSETS
  Beginning of year ...........................     61,212,436      50,399,846      61,466,423      58,290,098
                                                  ------------    ------------    ------------    ------------
  End of year .................................   $ 59,610,818    $ 61,212,436    $ 62,780,546    $ 61,466,423
                                                  ============    ============    ============    ============

UNDISTRIBUTED NET
  INVESTMENT INCOME ...........................   $      8,436    $     11,622    $     62,655    $     38,306
                                                  ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
  Sold ........................................        220,216         557,688         202,061         257,220
  Reinvested ..................................        170,458          24,448         202,709         153,088
  Redeemed ....................................       (528,043)       (230,361)       (395,037)       (175,637)
                                                  ------------    ------------    ------------    ------------
  Net increase (decrease) in
    shares outstanding ........................       (137,369)        351,775           9,733         234,671
  Shares outstanding at beginning of year .....      2,378,764       2,026,989       3,403,223       3,168,552
                                                  ------------    ------------    ------------    ------------
  Shares outstanding at end of year ...........      2,241,395       2,378,764       3,412,956       3,403,223
                                                  ============    ============    ============    ============

See accompanying notes to financial statements


FBP VALUE FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                                           YEARS ENDED MARCH 31,
                                          --------------------------------------------------------------------------
                                               2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    25.73     $    24.86     $    17.12     $    23.59     $    21.78
                                            ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income .................         0.32           0.29           0.22           0.20           0.18
  Net realized and unrealized gains
    (losses) on investments .............         2.70           0.86           7.74          (6.47)          1.81
                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations ........         3.02           1.15           7.96          (6.27)          1.99
                                            ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment income ..        (0.32)         (0.28)         (0.22)         (0.20)         (0.18)
  Distributions from net realized gains .        (1.83)          --             --             --             --
                                            ----------     ----------     ----------     ----------     ----------
Total distributions .....................        (2.15)         (0.28)         (0.22)         (0.20)         (0.18)
                                            ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........   $    26.60     $    25.73     $    24.86     $    17.12     $    23.59
                                            ==========     ==========     ==========     ==========     ==========

Total return (a) ........................        12.03%          4.65%         46.60%        (26.61%)         9.19%
                                            ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......   $   59,611     $   61,212     $   50,400     $   48,552     $   62,657
                                            ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets .         1.01%          1.00%          1.02%          1.00%          0.97%

Ratio of net investment income to
  average net assets ....................         1.17%          1.17%          0.94%          1.06%          0.80%

Portfolio turnover rate .................           15%            15%            19%            12%            15%

(a)  Total  return is a measure of the change in value of an investment  in the Fund over the periods covered, which assumes any dividends or capital gains distributions  are reinvested  in shares  of  the  Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.






                                                                              17

FBP BALANCED FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                                           YEARS ENDED MARCH 31,
                                          --------------------------------------------------------------------------
                                               2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    18.06     $    18.40     $    14.46     $    17.68     $    17.26
                                            ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income .................         0.33           0.29           0.29           0.36           0.39
  Net realized and unrealized gains
   (losses) on investments ..............         1.22           0.28           4.49          (3.21)          0.92
                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations ........         1.55           0.57           4.78          (2.85)          1.31
                                            ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment income ..        (0.32)         (0.30)         (0.31)         (0.37)         (0.39)
  Distributions from net realized gains .        (0.90)         (0.61)         (0.53)          --            (0.50)
                                            ----------     ----------     ----------     ----------     ----------
Total distributions .....................        (1.22)         (0.91)         (0.84)         (0.37)         (0.89)
                                            ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........   $    18.39     $    18.06     $    18.40     $    14.46     $    17.68
                                            ==========     ==========     ==========     ==========     ==========

Total return (a) ........................         8.81%          3.20%         33.19%        (16.16%)         7.73%
                                            ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......   $   62,781     $   61,466     $   58,290     $   44,333     $   52,809
                                            ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets .         0.99%          0.96%          0.98%          1.00%          0.98%

Ratio of net investment income to
  average net assets ....................         1.75%          1.62%          1.68%          2.31%          2.20%(b)

Portfolio turnover rate .................           24%            17%            21%            21%            20%

(a)  Total  return is a measure of the change in value of an investment  in the Fund over the periods covered, which assumes any dividends or  capital  gains distributions  are reinvested  in shares of  the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  As required, effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities  as adjustments  to interest  income.
     Had the Fund not adopted these new provisions,  the ratio of net  investment income to average net assets would have been 2.17% at March 31,  2002.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The FBP Value Fund and the FBP Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

===============================================================================================================
The tax  character of  distributions  paid during the years ended March 31, 2006 and 2005 are as follows:
---------------------------------------------------------------------------------------------------------------
                                               Year           Ordinary       Long-Term          Total
                                               Ended           Income       Capital Gains    Distributions
---------------------------------------------------------------------------------------------------------------
FBP Value Fund.......................         3/31/06       $   840,818      $ 3,789,007     $ 4,629,825
                                              3/31/05       $   663,195      $      --       $   663,195
---------------------------------------------------------------------------------------------------------------
FBP Balanced Fund....................         3/31/06       $ 1,095,937      $ 2,936,445     $ 4,032,382
                                              3/31/05       $   989,268      $ 2,012,420     $ 3,001,688
---------------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses - Common expenses of the Trust are allocated among the funds of the Trust which may be based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2006:

--------------------------------------------------------------------------------
                                                        FBP             FBP
                                                    VALUE FUND     BALANCED FUND
--------------------------------------------------------------------------------
Cost of portfolio investments and written
  options .......................................  $ 42,087,776    $ 46,980,277
                                                   ============    ============
Gross unrealized appreciation ...................  $ 19,025,276    $ 17,478,903
Gross unrealized depreciation ...................    (1,255,142)       (798,199)
                                                   ------------    ------------
Net unrealized appreciation .....................    17,770,134      16,680,704
Undistributed ordinary income ...................        16,832          46,532
Undistributed long-term gains ...................        62,278         121,787
Other temporary differences .....................       (70,340)       (152,753)
                                                   ------------    ------------
Total distributable earnings ....................  $ 17,778,904    $ 16,696,270
                                                   ============    ============
--------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2006, the FBP Value Fund utilized capital loss carryforwards of $209,679 to offset current year realized gains.

For the year ended March 31, 2006, the FBP Balanced Fund reclassified $13,448 of undistributed net investment income against accumulated net realized gains from security transactions on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations. Such reclassification has no effect on the Fund's net assets or net asset value per share.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 2006, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $8,876,337 and $12,964,497, respectively, for the FBP Value Fund and $9,261,895 and $11,128,610 respectively, for the FBP Balanced Fund.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services. In addition, the Funds pay reasonable out-of-pocket expenses incurred by the Adviser in connection with these services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares. The Distributor receives no compensation from the Funds for acting as principal underwriter.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4.   COVERED CALL OPTIONS

A summary of covered call option  contracts during the year ended March 31, 2006 is as follows:
----------------------------------------------------------------------------------------------------------------
                                                                FBP                           FBP
                                                            VALUE FUND                   BALANCED FUND
                                                 ---------------------------------------------------------------
                                                      OPTION         OPTION          OPTION          OPTION
                                                     CONTRACTS      PREMIUMS        CONTRACTS       PREMIUMS
----------------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year ......            300    $    110,908             162    $     55,624
Options written ...............................            555         348,586             367         236,098
Options exercised .............................           (210)       (142,894)           (107)        (83,887)
Options expired ...............................           (180)        (50,164)           (120)        (36,626)
Options cancelled in a closing
         purchase transaction .................           (160)        (74,455)           (112)        (50,804)
                                                   ------------   ------------    ------------    ------------
Options outstanding at end of year ............            305    $    191,981             190    $    120,405
                                                   ============   ============    ============    ============
----------------------------------------------------------------------------------------------------------------

5.  CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of the FBP Value Fund and the FBP Balanced Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the FBP Value Fund and the FBP Balanced Fund (the "Funds") (each a series of the Williamsburg Investment Trust) as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the two years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the FBP Value Fund and the FBP Balanced Fund as of March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP

Cincinnati, Ohio
May 12, 2006

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

--------------------------------------------------------------------------------------------------------
                                                                       POSITION HELD     LENGTH OF
      TRUSTEE              ADDRESS                            AGE      WITH THE TRUST    TIME SERVED
--------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.  931 Broad Street Road,             69       Chairman and      Since
                           Manakin-Sabot, VA                           Trustee           June 1991
--------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III  1802 Bayberry Court, Suite 400     69       Trustee           Since
                           Richmond, VA                                                  September 1988
--------------------------------------------------------------------------------------------------------
*John T. Bruce             800 Main Street                    52       President and     Since
                           Lynchburg, VA                               Trustee           September 1988
--------------------------------------------------------------------------------------------------------
 J. Finley Lee, Jr.        4488 Pond Apple Drive North        66       Trustee           Since
                           Naples, FL                                                    September 1988
--------------------------------------------------------------------------------------------------------
 Richard L. Morrill        University of Richmond             66       Trustee           Since
                           Richmond, VA                                                  March 1993
--------------------------------------------------------------------------------------------------------
 Harris V. Morrissette     100 Jacintoport Boulevard          46       Trustee           Since
                           Saraland, AL                                                  March 1993
--------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.        47 Willway Avenue                  73       Trustee           Since
                           Richmond, VA                                                  July 1997
--------------------------------------------------------------------------------------------------------
 Samuel B. Witt III        302 Clovelly Road                  70       Trustee           Since
                           Richmond, VA                                                  November 1988
--------------------------------------------------------------------------------------------------------
 John M. Flippin           800 Main Street                    64       Vice President    Since
                           Lynchburg, VA                                                 September 1988
--------------------------------------------------------------------------------------------------------
 R. Gregory Porter III     800 Main Street                    64       Vice President    Since
                           Lynchburg, VA                                                 September 1988
--------------------------------------------------------------------------------------------------------
 Teresa L. Sanderson       800 Main Street                    43       Chief Compliance  Since
                           Lynchburg, VA                               Officer           September 2004
--------------------------------------------------------------------------------------------------------
 Robert G. Dorsey          225 Pictoria Drive, Suite 450      49       Vice President    Since
                           Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------
 Mark J. Seger             225 Pictoria Drive, Suite 450      44       Treasurer         Since
                           Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------
 John F. Splain            225 Pictoria Drive, Suite 450      49       Secretary         Since
                           Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------

*Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of the Adviser.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Principal of the Adviser.

Teresa L. Sanderson is Chief Compliance Officer and a Principal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2006. For the fiscal year ended March 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The FBP Value Fund and the FBP Balanced Fund intend to designate up to a maximum amount of $4,629,825 and $4,032,382, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2006, 100% and 86% of the dividends paid from ordinary income by the FBP Value Fund and the FBP Balanced Fund, respectively, qualified for the dividends received deduction for corporations. As required by federal regulations, complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

FBP VALUE FUND
--------------------------------------------------------------------------------
                                   Beginning          Ending
                                 Account Value    Account Value   Expenses Paid
                                October 1, 2005  March 31, 2006   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00        $1,076.80          $5.33
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)               $1,000.00        $1,019.80          $5.19
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Value Fund's annualized expense ratio of 1.03% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

FBP BALANCED FUND
--------------------------------------------------------------------------------
                                   Beginning         Ending
                                 Account Value     Account Value  Expenses Paid
                                October 1, 2005   March 31, 2006  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $1,057.50         $5.13
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00        $1,019.95         $5.04
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Balanced Fund's annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FLIPPIN, BRUCE & PORTER FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================
The Trust files a complete listing of portfolio holdings for the Funds with the Securities and Exchange Commission (the SEC) as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.

THE FLIPPIN BRUCE & PORTER FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================
At an in-person meeting held on February 13, 2006, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of each Fund's Investment Advisory Agreement with the Adviser for a one-year period. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of each Fund and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided high quality services to the Funds as compared to similarly managed funds and comparable private accounts managed by the Adviser; (ii) although the advisory fees payable to the Adviser by each Fund are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; and (iii) the total operating expense ratio of each Fund is competitive and lower than the average of comparably managed funds, as calculated and published by Morningstar, Inc. Given the size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout benefits" to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

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


================================================================================
 -----------------------------------------------------------------------------



                                      THE

  [GRAPHIC OMITTED]         FLIPPIN, BRUCE & PORTER

                                     FUNDS

                           ==========================


     INVESTMENT ADVISER                          LEGAL COUNSEL
     Flippin, Bruce & Porter, Inc.               Sullivan & Worcester LLP
     800 Main Street, Second Floor               One Post Office Square
     P.O. Box 6138                               Boston, Massachusetts 02109
     Lynchburg, Virginia 24505
     TOLL-FREE 1-800-327-9375                    OFFICERS
     WWW.FBPINC.COM                              John T. Bruce, President
                                                   and Portfolio Manager
     ADMINISTRATOR                               John M. Flippin, Vice President
     Ultimus Fund Solutions, LLC                 R. Gregory Porter, III,
     P.O. Box 46707                                Vice President
     Cincinnati, Ohio 45246-0707                 Teresa L. Sanderson, Chief
     TOLL-FREE 1-866-738-1127                      Compliance Officer

     CUSTODIAN                                   TRUSTEES
     US Bank                                     Austin Brockenbrough, III
     425 Walnut Street                           John T. Bruce
     Cincinnati, Ohio  45202                     Charles M. Caravati, Jr.
                                                 J. Finley Lee, Jr.
     INDEPENDENT REGISTERED                      Richard L. Morrill
     PUBLIC ACCOUNTING FIRM                      Harris V. Morrissette
     Ernst & Young LLP                           Erwin H. Will, Jr.
     1900 Scripps Center                         Samuel B. Witt, III
     312  Walnut Street
     Cincinnati, Ohio 45202


  ----------------------------------------------------------------------------
================================================================================

             =====================================================


                                       THE
                                GOVERNMENT STREET
                                      FUNDS


                              NO-LOAD MUTUAL FUNDS



                                  ANNUAL REPORT
                                 MARCH 31, 2006




             =====================================================



                          T. LEAVELL & ASSOCIATES, INC.
                   -----------------------------------------
                       I N V E S T M E N T  A D V I S E R
                   -----------------------------------------
                                  Founded 1979



             =====================================================


                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND




             =====================================================

LETTER FROM THE PRESIDENT                                           MAY 17, 2006
================================================================================

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Report of The Government Street Funds for the year ended March 31, 2006.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------

     The Government Street Equity Fund had a very solid fiscal year. The return of the Fund for the twelve month period ended March 31, 2006 was 12.39% compared to a return of 11.73% for the S&P 500 Index. The Fund lost a little relative performance in the final quarter, returning 3.85% compared to the S&P 500 return of 4.21%, as major holdings in the Healthcare sector turned negative. The first three quarters of the fiscal year had seen positive absolute and relative returns.

     The final quarter saw United Health Group and Wellpoint, each in the top 10 individual holdings of the Fund at 3.0% and 2.0%, respectively, fall -10.12% and -2.96%. Other large capitalization stocks continued to provide weak and negative returns in a continuation of underperformance of that segment of the market which has now existed almost continuously for the last 6 years. Examples for the quarter were General Electric (-6.45%), Altria (-4.10%), Amgen (-7.75%), Intel (-23.39%) and Medtronic (-11.70%)*.

     On a positive note, Energy stocks with a slight portfolio overweighting at the industry level, turned in solid results for the quarter. Examples are Exxon (8.74%), BP PLC (8.26%), Conoco Phillips (9.19%) and Valero Energy (15.98%)*. Other large positive moves were seen from Goldman Sachs (23.76%), Disney (16.35%), Caterpillar (24.82%), Cisco (26.58%) and Corning (36.93%)*. The
resulting overall positive return of the Fund again demonstrated the value of broad diversification among quality securities.

     The positive absolute and relative returns of the Fund for the fiscal year came, in general, from its value stocks and the mid to smaller capitalization components. In general, these stocks fall below a price to book value of 3.5 and a capitalization of $13 billion. In total they make up approximately 60% of the portfolio.

     In summary, fiscal year 2006 turned out to be generally good for equity investments. Continued consumer spending on real estate and discretionary items maintained a high level of demand for products. While the Federal Reserve continued to raise interest rates as a deterrent to increased inflation, the consumer and the investor seemed to shrug off all concerns of a slowdown with a very positive bias.

     The manager of your Fund believes the Federal Reserve rate increases, higher energy prices and slowing consumer spending will create a more difficult investment environment in fiscal 2007. While positive overall results are anticipated, the confluence of negative mitigating factors should slow investment progress.

     As indicated by this Annual Report, the Fund has begun investing in exchange traded funds. An exchange traded fund is a type of investment company whose investment objective is to achieve the same return as a market index. During the period of this Report, the Fund had invested in the Rydex Exhange Traded Fund ("RSP") and the S&P Depository Receipts ("SPDRs"). Both the RSP and SPDRs offer the Fund exposure to the S&P 500 Index but, at the same time, with very different exposure characteristics. For example, RSP equally weights its holdings in the securities of the S&P 500 Index while the SPDR weights its holdings based on each of the underlying company's market capitalization. The Adviser believes these and other exchange traded funds offer the Fund a unique investment opportunity and may become common investments for the Fund.

     As of March 31, 2006, the Fund's net assets were $107,242,848; net asset value per share was $52.42; and the ratio of expenses to average net assets was 0.78%. Portfolio turnover rate was 17%. Dividends of $.50 per share were distributed during the year.

THE GOVERNMENT STREET MID-CAP FUND
----------------------------------

     The Government Street Mid-Cap Fund completed its second fiscal year on March 31, 2006. It was a rewarding period for investors. The Fund produced a 21.51% total return for the 12-month period. At the same time, the Standard & Poor's MidCap 400 Index returned 21.63%.

     Your Fund participated fully in the continued excellent performance of domestic mid-cap and small-cap investments when compared to their larger capitalization counterparts. A proxy for larger capitalization investment is the Standard & Poor's 500 Index, which rose 11.73% for the same 12-month period. While an excellent return by the larger index, it was only slightly greater than one-half that of the mid-cap benchmark.

     Minimal industry overweightings within the Fund of Energy, Industrials and Materials contributed highly positive results for the year. Within the Energy sector, its growth component was up 33.58% while its value component climbed 34.85%. Growth and value components of Industrials were up 31.81% and 37.23%, respectively, while Materials turned in 53.55% and 47.01%, respectively. The Energy, Industrial and Materials sectors made up 11.7%, 12.9% and 6.4%, respectively, of the Fund's total portfolio.

     The laggard sectors were primarily Consumer Discretionary, Healthcare and Staples. The growth and value components of those industries were 17.49% and 6.99%, 25.63% and 9.96%, and 12.47% and -6.95%, respectively. In total, these three sectors made up 30.4% of the Fund's portfolio as of March 31, 2006.

     Additionally, there were some truly outstanding returns among the Fund's top ten holdings. The top five were Eagle Materials (161.6%), San Disk Corporation (115.3%), Martin Marietta Materials (91.08%), Berkley (W.R.) Corporation (78.43%) and Legg Mason (66.92%)*.

     It is probably unrealistic to expect performance in fiscal 2007 to match or exceed that of 2006. However, we do expect mid-cap securities to continue to compete favorably on a relative basis with their larger and smaller domes-tic counterparts. These types of companies seem to be in the "sweet spot" for investment. They are not too large to be unmanageable and yet large enough to have financial resources available from institutions and investors.

     In all probability, the general economy is expected to slow in 2006. Rising interest rates, increased energy prices, decreasing productivity, labor shortage and political unrest will most likely undermine investor confidence. The mere fact that we are currently in one of the longest economic expansions in history argues for moderation in markets. History has shown that momentum can carry markets beyond expectations, but this one seems to be leveling out.

     Your Fund should do well in any upcoming market environment. It cannot be expected to run counter to the general direction of the market - the broad diversification with high quality stocks should yield good relative performance.

     As of March 31, 2006 the net assets of the Fund were $37,618,750 and the net asset value per share was $13.71. The turnover rate for 2006 was 28%. The ratio of net expenses to average assets was 1.10%.

THE GOVERNMENT STREET BOND FUND
-------------------------------

     Fiscal 2006 was an interesting year for fixed income investors. The Federal Reserve continued to raise the Federal Fund interest rates from 2.75% to 4.75% in increments of a quarter point. Two historic bellwethers, General Motors and Ford Motor Company, had their credit ratings downgraded from investment grade to "junk." Yet, in spite of such negative influences, bond prices in the intermediate-term maturity range stayed relatively stable to slightly down in price.

     This "conundrum" has been partially explained by increased demand for U.S. Treasury Securities by foreign investors. They purchased, at an estimated total of $311 billion, more corporate securities in the first 10 months of 2005 than in all of 2004. It was estimated that foreigners have become the largest aggregate buyer of U.S. Treasury Bonds. The United States continued its excessive balance of trade deficit which flooded foreign interest with American dollars.

     Consequently, the intermediate range bonds stayed somewhat stable during the period. Shorter term prices dropped marginally, reflecting the continuation of Federal Fund increases. The result was a flat to inverted yield curve for all bonds. Investors had to make investment decisions in a highly uncertain environment.

     Your Fund continued to opt for preservation of principal by utilizing shorter term high quality investments. The average maturity of the Fund was 3.8 years with a duration of 3.2 years. This position is relatively short when compared to one of its benchmarks, the Lehman Intermediate Government/Credit Bond Index, which has an average maturity of 4.37 years. Your Fund is invested heavily in high quality debt with more than 58% of the portfolio in U.S. Government Securities. Additionally, the Fund carries a large percentage of its investments in premium priced bonds which tend to be less volatile than discounted or par issues.

     The total  return  for The  Government  Street  Bond Fund was 1.80% for the
fiscal year ended March 31, 2006. During the same period, the Lehman Intermediate Government/Credit Bond Index was up 2.08%. The 90-Day Treasury Bill Index was up 3.67%, dramatically demonstrating the result of the yield curve inversion.

     It is anticipated that the Federal Reserve will continue to raise interest rates going forward. The current level of 4.75% is still below the average of 5.72% established over the past 51 years. The strategy for your Fund will continue to remain defensive until the intermediate rates reflect more accurately the higher rates believed appropriate for economic conditions. It is expected that the yield curve will resume a more normal position in the coming months, with intermediate and longer rates moving upward.

     As of March 31, 2006, the net assets of the Fund were $36,234,682. Net asset value per share was $19.67. Portfolio turnover rate was 32%, which is relatively high by the Fund's historical standards, reflecting the shortening of the maturity structure of the Fund.

THE ALABAMA TAX FREE BOND FUND
------------------------------

     The Federal Reserve Board has remained vigilant in its efforts to control the rate of inflation. Persistent one-quarter point hikes in the Fed Funds rate, initiated in mid-2004, have brought the target rate to 4.75%. Further tightening is expected. The impact of these actions on the bond market has been a flattening of the yield curve whereby short-term rates have increased as long-term rates have moved lower.

     The adjustments taken in The Alabama Tax Free Bond Fund to shorten the duration of the portfolio over the last two years have resulted in a generally defensive posture designed to protect the portfolio from the adverse effects of rising interest rates. While this stance has resulted in relative underperformance when compared to intermediate-term indices, the portfolio is well positioned to take advantage of increasing rates and a more normally sloped yield curve.

     For the twelve months ended March 31, 2006, the Fund had a return of 1.80% compared to a return of 2.15% for the Lipper 5-year Municipal Bond Index and 2.87% for the Lipper Intermediate Municipal Fund Index. The funds which comprise the Lipper Index are generally of longer average maturity and hold lower rated securities than those of the Fund. As of March 31, 2006, the average maturity of the Fund was 4.6 years - compared to 4.7 years a year ago. Approximately two-thirds of the bonds in the portfolio are rated AAA and there are no securities rated lower than A.

     Investors should expect the Fund to continue to be positioned to achieve its primary objectives of preserving principal value and generating income which is exempt from both Federal and Alabama state taxes. Extending the average maturity and the duration of the Fund will be initiated as rates move higher and the yield curve takes on a more normal shape.

     With commodity prices at record highs and the value of the dollar declining against other major currencies, the Federal Reserve will continue its focus on controlling the rate of inflation. New Federal Reserve Chairman Bernanke appears to be on a path consistent with that of prior Chairman Greenspan, and as a result, additional hikes in the Fed Funds rate are expected. The bond market will, of course, continue to be influenced by their actions. Improvement in the relative performance of the Fund should result from the defensive posture of the portfolio in an environment of increasing interest rates.

     The net assets of the Fund as of March 31, 2006 were $26,181,791 and the net asset value per share was $10.40. The ratio of net investment income to average net assets during the fiscal year was 3.25%.

         Very truly yours,

         /s/ Thomas W. Leavell

         Thomas W. Leavell
         President
         T. Leavell & Associates, Inc.
         The Government Street Funds


* The returns noted for individual stocks represent the internal rate of return earned by the Fund on the holding using the discounted cash flow method.

THE GOVERNMENT STREET EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


                        THE GOVERNMENT STREET EQUITY FUND

          Comparison of the Change in Value of a $10,000 Investment in The Government Street Equity Fund and the Standard & Poor's 500 Index

                               [GRAPHIC OMITTED]

         STANDARD & POOR'S 500 INDEX:  THE GOVERNMENT STREET EQUITY FUND:
         ---------------------------   ---------------------------------

             DATE        BALANCE             DATE         BALANCE
             ----        -------             ----         -------
           03/31/96    $  10,000           03/31/96     $  10,000
           06/30/96       10,449           06/30/96        10,287
           09/30/96       10,772           09/30/96        10,820
           12/31/96       11,670           12/31/96        11,512
           03/31/97       11,983           03/31/97        11,694
           06/30/97       14,075           06/30/97        13,634
           09/30/97       15,129           09/30/97        14,472
           12/31/97       15,563           12/31/97        14,717
           03/31/98       17,734           03/31/98        16,291
           06/30/98       18,320           06/30/98        16,557
           09/30/98       16,497           09/30/98        15,059
           12/31/98       20,011           12/31/98        18,209
           03/31/99       21,008           03/31/99        18,704
           06/30/99       22,489           06/30/99        20,143
           09/30/99       21,084           09/30/99        18,821
           12/31/99       24,222           12/31/99        21,434
           03/31/00       24,777           03/31/00        22,432
           06/30/00       24,119           06/30/00        21,997
           09/30/00       23,885           09/30/00        21,914
           12/31/00       22,016           12/31/00        20,612
           03/31/01       19,406           03/31/01        17,809
           06/30/01       20,542           06/30/01        18,553
           09/30/01       17,527           09/30/01        16,122
           12/31/01       19,399           12/31/01        17,930
           03/31/02       19,453           03/31/02        18,055
           06/30/02       16,847           06/30/02        15,677
           09/30/02       13,936           09/30/02        13,184
           12/31/02       15,112           12/31/02        14,111
           03/31/03       14,636           03/31/03        13,637
           06/30/03       16,889           06/30/03        15,671
           09/30/03       17,336           09/30/03        16,154
           12/31/03       19,447           12/31/03        18,077
           03/31/04       19,776           03/31/04        18,559
           06/30/04       20,117           06/30/04        18,710
           09/30/04       19,741           09/30/04        18,059
           12/31/04       21,563           12/31/04        19,755
           03/31/05       21,100           03/31/05        19,166
           06/30/05       21,389           06/30/05        19,429
           09/30/05       22,160           09/30/05        20,304
           12/31/05       22,622           12/31/05        20,743
           03/31/06       23,574           03/31/06        21,541


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                         Average Annual Total  Returns(a)
                                        (for periods ended March 31, 2006)

                                        1 YEAR        5 YEARS    10 YEARS
The Government Street Equity Fund        12.39%        3.88%       7.98%
Standard & Poor's 500 Index              11.73%        3.97%       8.95%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                       THE GOVERNMENT STREET MID-CAP FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government
         Street Mid-Cap Fund and the Standard & Poor's MidCap 400 Index


                               [GRAPHIC OMITTED]

 STANDARD & POOR'S MIDCAP 400 INDEX:   THE GOVERNMENT STREET MID-CAP FUND:
 ----------------------------------    ----------------------------------

          DATE        BALANCE                 DATE         BALANCE
          ----        -------                 ----         -------
        11/17/03    $  10,000               11/17/03     $  10,000
        12/31/03       10,435               12/31/03        10,218
        03/31/04       10,963               03/31/04        10,683
        06/30/04       11,069               06/30/04        10,808
        09/30/04       10,837               09/30/04        10,652
        12/31/04       12,155               12/31/04        11,602
        03/31/05       12,106               03/31/05        11,696
        06/30/05       12,623               06/30/05        12,223
        09/30/05       13,239               09/30/05        12,855
        12/31/05       13,682               12/31/05        13,226
        03/31/06       14,725               03/31/06        14,211

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total  Returns(a)
                                        (for periods ended March 31, 2006)

                                               1 YEAR       SINCE INCEPTION*
The Government Street Mid-Cap Fund             21.51%            15.98%
Standard & Poor's MidCap 400 Index             21.63%            17.74%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was November 17, 2003.

THE GOVERNMENT STREET BOND FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                         THE GOVERNMENT STREET BOND FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government Street Bond Fund, the Lehman Intermediate Government/Credit Bond Index and the
                           90-Day Treasury Bill Index


                               [GRAPHIC OMITTED]


       LEHMAN INTERMEDIATE GOVERNMENT
            /CREDIT BOND INDEX:        THE GOVERNMENT STREET BOND FUND:
          -----------------------      -------------------------------

             DATE        BALANCE             DATE         BALANCE
             ----        -------             ----         -------
           03/31/96    $  10,000           03/31/96     $  10,000
           06/30/96       10,063           06/30/96        10,061
           09/30/96       10,242           09/30/96        10,236
           12/31/96       10,493           12/31/96        10,471
           03/31/97       10,482           03/31/97        10,460
           06/30/97       10,791           06/30/97        10,763
           09/30/97       11,082           09/30/97        11,060
           12/31/97       11,319           12/31/97        11,291
           03/31/98       11,496           03/31/98        11,465
           06/30/98       11,712           06/30/98        11,680
           09/30/98       12,238           09/30/98        12,121
           12/31/98       12,273           12/31/98        12,129
           03/31/99       12,250           03/31/99        12,082
           06/30/99       12,201           06/30/99        11,932
           09/30/99       12,313           09/30/99        12,012
           12/31/99       12,319           12/31/99        12,006
           03/31/00       12,504           03/31/00        12,163
           06/30/00       12,715           06/30/00        12,362
           09/30/00       13,082           09/30/00        12,744
           12/31/00       13,566           12/31/00        13,237
           03/31/01       14,027           03/31/01        13,653
           06/30/01       14,121           06/30/01        13,727
           09/30/01       14,772           09/30/01        14,316
           12/31/01       14,785           12/31/01        14,308
           03/31/02       14,751           03/31/02        14,319
           06/30/02       15,275           06/30/02        14,752
           09/30/02       15,966           09/30/02        15,285
           12/31/02       16,236           12/31/02        15,500
           03/31/03       16,480           03/31/03        15,660
           06/30/03       16,928           06/30/03        15,937
           09/30/03       16,924           09/30/03        15,914
           12/31/03       16,935           12/31/03        15,959
           03/31/04       17,353           03/31/04        16,182
           06/30/04       16,916           06/30/04        15,918
           09/30/04       17,372           09/30/04        16,179
           12/31/04       17,447           12/31/04        16,246
           03/31/05       17,293           03/31/05        16,188
           06/30/05       17,723           06/30/05        16,411
           09/30/05       17,630           09/30/05        16,391
           12/31/05       17,721           12/31/05        16,414
           03/31/06       17,653           03/31/06        16,480



         90-DAY TREASURY BILL INDEX:
         --------------------------

             DATE        BALANCE
             ----        -------
           03/31/96    $  10,000
           06/30/96       10,129
           09/30/96       10,269
           12/31/96       10,403
           03/31/97       10,535
           06/30/97       10,679
           09/30/97       10,822
           12/31/97       10,957
           03/31/98       11,100
           06/30/98       11,243
           09/30/98       11,402
           12/31/98       11,531
           03/31/99       11,652
           06/30/99       11,792
           09/30/99       11,941
           12/31/99       12,090
           03/31/00       12,259
           06/30/00       12,444
           09/30/00       12,632
           12/31/00       12,837
           03/31/01       13,030
           06/30/01       13,177
           09/30/01       13,319
           12/31/01       13,404
           03/31/02       13,462
           06/30/02       13,520
           09/30/02       13,578
           12/31/02       13,631
           03/31/03       13,672
           06/30/03       13,706
           09/30/03       13,739
           12/31/03       13,772
           03/31/04       13,803
           06/30/04       13,842
           09/30/04       13,896
           12/31/04       13,967
           03/31/05       14,056
           06/30/05       14,157
           09/30/05       14,275
           12/31/05       14,413
           03/31/06       14,572

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total  Returns(a)
                                        (for periods ended March 31, 2006)

                                        1 YEAR        5 YEARS    10 YEARS
The Government Street Bond Fund          1.80%         3.84%       5.12%
Lehman Intermediate Government/
  Credit Bond Index                      2.08%         4.71%       5.85%
90-Day Treasury Bill Index               3.67%         2.26%       3.84%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ALABAMA TAX FREE BOND FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                         THE ALABAMA TAX FREE BOND FUND

  Comparison of the Change in Value of a $10,000 Investment in The Alabama Tax
   Free Bond Fund, the Lehman 7-Year Municipal Bond Index, the Lehman 3-Year
     Municipal Bond Index and the Lipper Intermidiate Municipal Fund Index


                               [GRAPHIC OMITTED]

  LEHMAN 3-YEAR MUNICIPAL BOND INDEX:    THE ALABAMA TAX FREE BOND FUND:
  ----------------------------------     ------------------------------

          DATE        BALANCE                  DATE         BALANCE
          ----        -------                  ----         -------
        03/31/96    $  10,000                03/31/96    $   10,000
        06/30/96       10,081                06/30/96        10,026
        09/30/96       10,214                09/30/96        10,195
        12/31/96       10,386                12/31/96        10,415
        03/31/97       10,428                03/31/97        10,382
        06/30/97       10,621                06/30/97        10,636
        09/30/97       10,803                09/30/97        10,853
        12/31/97       10,956                12/31/97        11,072
        03/31/98       11,069                03/31/98        11,155
        06/30/98       11,194                06/30/98        11,283
        09/30/98       11,416                09/30/98        11,575
        12/31/98       11,526                12/31/98        11,641
        03/31/99       11,654                03/31/99        11,683
        06/30/99       11,603                06/30/99        11,491
        09/30/99       11,719                09/30/99        11,526
        12/31/99       11,753                12/31/99        11,526
        03/31/00       11,872                03/31/00        11,723
        06/30/00       12,037                06/30/00        11,864
        09/30/00       12,231                09/30/00        12,089
        12/31/00       12,486                12/31/00        12,470
        03/31/01       12,813                03/31/01        12,744
        06/30/01       12,969                06/30/01        12,803
        09/30/01       13,276                09/30/01        13,095
        12/31/01       13,308                12/31/01        13,014
        03/31/02       13,376                03/31/02        13,076
        06/30/02       13,768                06/30/02        13,519
        09/30/02       14,075                09/30/02        14,044
        12/31/02       14,203                12/31/02        14,110
        03/31/03       14,323                03/31/03        14,209
        06/30/03       14,449                06/30/03        14,486
        09/30/03       14,608                09/30/03        14,514
        12/31/03       14,583                12/31/03        14,566
        03/31/04       14,718                03/31/04        14,692
        06/30/04       14,579                06/30/04        14,431
        09/30/04       14,856                09/30/04        14,752
        12/31/04       14,884                12/31/04        14,803
        03/31/05       14,772                03/31/05        14,683
        06/30/05       14,950                06/30/05        14,898
        09/30/05       14,971                09/30/05        14,889
        12/31/05       15,013                12/31/05        14,941
        03/31/06       15,031                03/31/06        14,947


LEHMAN 7-YEAR MUNICIPAL BOND INDEX:    LIPPER INTERMEDIATE MUNICIPAL FUND INDEX:
----------------------------------     ----------------------------------------

          DATE        BALANCE                  DATE         BALANCE
          ----        -------                  ----         -------
        03/31/96    $  10,000                03/31/96    $   10,000
        06/30/96       10,029                06/30/96        10,044
        09/30/96       10,218                09/30/96        10,229
        12/31/96       10,480                12/31/96        10,454
        03/31/97       10,464                03/31/97        10,452
        06/30/97       10,755                06/30/97        10,728
        09/30/97       11,042                09/30/97        10,991
        12/31/97       11,284                12/31/97        11,228
        03/31/98       11,414                03/31/98        11,336
        06/30/98       11,542                06/30/98        11,473
        09/30/98       11,927                09/30/98        11,792
        12/31/98       12,003                12/31/98        11,859
        03/31/99       12,097                03/31/99        11,925
        06/30/99       11,899                06/30/99        11,725
        09/30/99       11,994                09/30/99        11,733
        12/31/99       11,983                12/31/99        11,696
        03/31/00       12,164                03/31/00        11,902
        06/30/00       12,366                06/30/00        12,046
        09/30/00       12,645                09/30/00        12,298
        12/31/00       13,071                12/31/00        12,710
        03/31/01       13,407                03/31/01        12,997
        06/30/01       13,504                06/30/01        13,094
        09/30/01       13,876                09/30/01        13,433
        12/31/01       13,747                12/31/01        13,320
        03/31/02       13,877                03/31/02        13,416
        06/30/02       14,469                06/30/02        13,891
        09/30/02       15,099                09/30/02        14,428
        12/31/02       15,119                12/31/02        14,431
        03/31/03       15,325                03/31/03        14,574
        06/30/03       15,732                06/30/03        14,895
        09/30/03       15,827                09/30/03        14,924
        12/31/03       15,964                12/31/03        15,060
        03/31/04       16,205                03/31/04        15,235
        06/30/04       15,825                06/30/04        14,935
        09/30/04       16,358                09/30/04        15,381
        12/31/04       16,494                12/31/04        15,490
        03/31/05       16,327                03/31/05        15,376
        06/30/05       16,759                06/30/05        15,744
        09/30/05       16,690                09/30/05        15,713
        12/31/05       16,777                12/31/05        15,801
        03/31/06       16,756                03/31/06        15,817

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total  Returns(a)
                                        (for periods ended March 31, 2006)

                                          1 YEAR        5 YEARS    10 YEARS
The Alabama Tax Free Bond Fund             1.80%         3.24%       4.10%
Lehman 7-Year Municipal Bond Index         2.63%         4.56%       5.30%
Lehman 3-Year Municipal Bond Index         1.76%         3.24%       4.16%
Lipper Intermediate Municipal Fund Index   2.87%         4.01%       4.69%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS.THE S&P 500 INDEX    (% OF NET ASSETS)


                               [GRAPHIC OMITTED]


                                      The Government Street    S&P 500
                                           Equity Fund          Index
                                     -------------------------------------
Consumer Discretionary                         10.4%            10.2%
Consumer Staples                                7.3%             9.3%
Energy                                         12.3%             9.6%
Financials                                     14.9%            21.0%
Health Care                                    15.0%            12.9%
Industrials                                    10.4%            11.5%
Information Technology                         14.3%            16.0%
Materials                                       5.3%             3.0%
Real Estate                                     3.3%             0.0%
Telecommunication Services                      0.7%             3.3%
Utilities                                       3.7%             3.2%
Exchange-Traded Funds                           2.0%             0.0%
Cash Equivalents                                0.4%             0.0%


TOP TEN HOLDINGS

     SECURITY DESCRIPTION                       % OF NET ASSETS
     -----------------------------------------------------------
     UnitedHealth Group, Inc.                         3.0%
     Bank of America Corporation                      2.7%
     ConocoPhillips                                   2.6%
     Home Depot, Inc.                                 2.5%
     Procter & Gamble Company (The)                   2.3%
     Altria Group, Inc.                               2.2%
     Duke Energy Corp.                                2.1%
     Wellpoint, Inc.                                  2.0%
     U.S. Bancorp                                     2.0%
     Rydex S&P Equal Weight ETF                       2.0%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS.THE S&P MIDCAP 400 INDEX (% OF NET ASSETS)


                               [GRAPHIC OMITTED]


                                      The Government Street   S&P MidCap
                                          Mid-Cap Fund         400 Index
                                    ------------------------------------------
Consumer Discretionary                         12.8%            15.5%
Consumer Staples                                4.3%             1.8%
Energy                                         11.7%             9.5%
Financials                                     13.8%            19.3%
Health Care                                    13.3%            10.2%
Industrials                                    12.9%            15.1%
Information Technology                         14.7%            16.6%
Materials                                       6.4%             4.4%
Real Estate                                     2.0%             0.0%
Telecommunication Services                      0.7%             0.4%
Utilities                                       6.3%             7.2%
Cash Equivalents                                1.1%             0.0%



TOP TEN HOLDINGS

     SECURITY DESCRIPTION                       % OF NET ASSETS
     -----------------------------------------------------------
     Valero Energy Corporation                        2.3%
     Covance, Inc.                                    1.4%
     Gilead Sciences, Inc.                            1.3%
     SanDisk Corporation                              1.2%
     Coventry Health Care, Inc.                       1.2%
     Martin Marietta Materials, Inc.                  1.1%
     XTO Energy, Inc.                                 1.1%
     Berkley (W.R.) Corporation                       1.0%
     Eagle Materials, Inc.                            1.0%
     Legg Mason, Inc.                                 1.0%

THE GOVERNMENT STREET BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION VS. THE LEHMAN INTERNEDIATE
GOVERNMENT/CREDIT BOND INDEX (% OF PORTFOLIO)


                               [GRAPHIC OMITTED]


                                                            Lehman Intermediate
                                      The Government Street  Government/Credit
                                           Bond Fund            Bond Index
                                    -------------------------------------------
U.S. Treasury Obligations                     2.4%                40.5%
U.S. Agency Obligations                      23.4%                21.7%
Coporate Bonds                               45.8%                37.8%
Mortgage-Backed Securities                   23.6%                 0.0%
Cash Equivalents                              4.8%                 0.0%



                            DISTRIBUTION BY MATURITY
                 -----------------------------------------------
                        Maturity              % Holdings
                        --------              ----------
                        Under 1 year             17.1%
                        1-3 Years                14.6%
                        3-5 Years                16.3%
                        5-7 Years                24.5%
                        7-10 Years               27.5%

                             DISTRIBUTION BY RATING
                -----------------------------------------------
                        Rating               % Holdings
                        ------               ----------
                        AAA                     58.9%
                        AA                       8.4%
                        A                       30.0%
                        BBB                      2.7%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF HOLDINGS)


                               [GRAPHIC OMITTED]

                         Revenue Bonds - 29.2%
                         Pre-Refunded & Escrowed Bonds - 14.1%
                         General Obligation Bonds - 47.5%
                         Cash Equivalents - 9.2%


                             DISTRIBUTION BY RATING
               -------------------------------------------------
                        Rating               % Holdings
                        ------               ----------
                        Aaa                     65.9%
                        AA                      33.2%
                        A                        0.9%

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2006
==========================================================================================================
                                              GOVERNMENT    GOVERNMENT      GOVERNMENT        ALABAMA
                                                 STREET       STREET          STREET         TAX FREE
                                                 EQUITY       MID-CAP          BOND            BOND
                                                  FUND          FUND           FUND            FUND
----------------------------------------------------------------------------------------------------------
ASSET
Investments in securities
  At acquisition cost .....................   $ 60,131,506   $ 28,349,802   $ 36,859,450    $ 25,542,753
                                              ============   ============   ============    ============
  At value (Note 1) .......................   $106,901,641   $ 37,623,224   $ 35,872,554    $ 25,922,185
Dividends and interest receivable .........        103,173         22,332        435,310         306,916
Receivable for investment securities sold .      3,341,718           --             --              --
Receivable for capital shares sold ........          1,500         17,675           --               100
Other assets ..............................          6,604          5,366          5,660           4,295
                                              ------------   ------------   ------------    ------------
  TOTAL ASSETS ............................    110,354,636     37,668,597     36,313,524      26,233,496
                                              ------------   ------------   ------------    ------------

LIABILITIES
Bank overdraft ............................           --             --             --               803
Distributions payable .....................          8,536           --           11,000          25,970
Payable for investment securities purchased      2,125,143           --             --              --
Payable for capital shares redeemed .......        901,936         11,002         55,727           7,316
Accrued investment advisory fees (Note 3) .         57,666         26,395          1,540           6,176
Accrued administration fees (Note 3) ......         11,400          4,800          2,500           3,300
Other accrued expenses ....................          7,107          7,650          8,075           8,140
                                              ------------   ------------   ------------    ------------
  TOTAL LIABILITIES .......................      3,111,788         49,847         78,842          51,705
                                              ------------   ------------   ------------    ------------

NET ASSETS ................................   $107,242,848   $ 37,618,750   $ 36,234,682    $ 26,181,791
                                              ============   ============   ============    ============

Net assets consist of:
Paid-in capital ...........................   $ 55,055,489   $ 27,350,533   $ 39,831,997    $ 25,882,226
Undistributed (in excess of) net
  investment income .......................          3,568         92,025       (703,627)         10,659
Accumulated net realized gains (losses)
  from security transactions ..............      5,413,656        902,770     (1,906,792)        (90,526)
Net unrealized appreciation (depreciation)
  on investments ..........................     46,770,135      9,273,422       (986,896)        379,432
                                              ------------   ------------   ------------    ------------
Net assets ................................   $107,242,848   $ 37,618,750   $ 36,234,682    $ 26,181,791
                                              ============   ============   ============    ============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value) ...........................      2,045,885      2,744,459      1,842,539       2,518,648
                                              ============   ============   ============    ============


Net asset value, offering price and
  redemption price per share (Note 1) .....   $      52.42   $      13.71   $      19.67    $      10.40
                                              ============   ============   ============    ============


See accompanying notes to financial statements.



14

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2006
==========================================================================================================
                                              GOVERNMENT    GOVERNMENT      GOVERNMENT        ALABAMA
                                                 STREET       STREET          STREET         TAX FREE
                                                 EQUITY       MID-CAP          BOND            BOND
                                                  FUND          FUND           FUND            FUND
----------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest ................................   $     36,772   $     96,431   $  2,603,838    $  1,231,617
  Dividends ...............................      2,288,338        477,552            129          18,496
                                              ------------   ------------   ------------    ------------
    TOTAL INVESTMENT INCOME ...............      2,325,110        573,983      2,603,967       1,250,113
                                              ------------   ------------   ------------    ------------

EXPENSES
  Investment advisory fees (Note 3) .......        773,382        291,836        292,196         112,344
  Administration fees (Note 3) ............        153,400         54,494         43,843          46,318
  Professional fees .......................         18,868         16,668         17,768          15,668
  Trustees' fees and expenses .............         13,591         13,591         13,591          13,591
  Custodian fees ..........................         17,144         16,942         14,899           5,298
  Pricing costs ...........................          4,645          6,249         10,987          15,110
  Postage and supplies ....................         12,813          6,952          8,474           7,598
  Account maintenance fees ................         10,095          8,885          5,100           2,160
  Registration fees .......................          6,594          5,980          4,591           3,209
  Compliance fees  (Note 3) ...............          9,262          2,347          4,102           2,317
  Insurance expense .......................          8,031          2,402          4,060           2,526
  Printing of shareholder reports .........          5,583          2,219          2,567           2,082
  Other expenses ..........................         11,273          5,148          7,710           5,378
                                              ------------   ------------   ------------    ------------
    TOTAL EXPENSES ........................      1,044,681        433,713        429,888         233,599
  Fees waived by the Adviser (Note 3) .....           --           (5,688)       (14,970)        (24,959)
                                              ------------   ------------   ------------    ------------
    NET EXPENSES ..........................      1,044,681        428,025        414,918         208,640
                                              ------------   ------------   ------------    ------------

NET INVESTMENT INCOME .....................      1,280,429        145,958      2,189,049       1,041,473
                                              ------------   ------------   ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from
    security transactions .................      7,070,087      1,116,759         88,201          (1,406)
  Net change in unrealized appreciation/
    depreciation on investments ...........      7,628,352      6,448,351     (1,219,754)       (443,003)
                                              ------------   ------------   ------------    ------------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS ...........     14,698,439      7,565,110     (1,131,553)       (444,409)
                                              ------------   ------------   ------------    ------------
NET INCREASE IN
  NET ASSETS FROM OPERATIONS ..............   $ 15,978,868   $  7,711,068   $  1,057,496    $    597,064
                                              ============   ============   ============    ============


See accompanying notes to financial statements.



                                                                                                        15




THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==========================================================================================================
                                                   GOVERNMENT STREET             GOVERNMENT STREET
                                                      EQUITY FUND                   MID-CAP FUND
                                             -------------------------------------------------------------
                                                  YEAR           YEAR           YEAR            YEAR
                                                  ENDED          ENDED         ENDED            ENDED
                                                MARCH 31,      MARCH 31,      MARCH 31,       MARCH 31,
                                                  2006           2005           2006            2005
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $  1,280,429   $  1,404,316   $    145,958    $     32,776
  Net realized gains (losses) from
    security transactions .................      7,070,087      1,889,478      1,116,759         (17,302)
  Net change in unrealized appreciation/
    depreciation on investments ...........      7,628,352        819,447      6,448,351       2,415,666
                                              ------------   ------------   ------------    ------------
Net increase in net assets
  from operations .........................     15,978,868      4,113,241      7,711,068       2,431,140
                                              ------------   ------------   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..............     (1,289,147)    (1,392,242)       (64,987)        (21,722)
  From realized capital gains
    on security transactions ..............           --             --             --               (72)
                                              ------------   ------------   ------------    ------------
Net decrease in net assets from
  distributions to shareholders ...........     (1,289,147)    (1,392,242)       (64,987)        (21,794)
                                              ------------   ------------   ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............      7,008,051      9,712,122     10,696,669      11,727,145
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................      1,259,283      1,361,236         62,706          21,474
  Payments for shares redeemed ............    (48,635,746)   (10,591,440)   (12,812,121)     (1,359,538)
                                              ------------   ------------   ------------    ------------
Net increase (decrease) in net assets from
  capital share transactions ..............    (40,368,412)       481,918     (2,052,746)     10,389,081
                                              ------------   ------------   ------------    ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........................    (25,678,691)     3,202,917      5,593,335      12,798,427

NET ASSETS
  Beginning of year .......................    132,921,539    129,718,622     32,025,415      19,226,988
                                              ------------   ------------   ------------    ------------
  End of year .............................   $107,242,848   $132,921,539   $ 37,618,750    $ 32,025,415
                                              ============   ============   ============    ============

UNDISTRIBUTED NET INVESTMENT
  INCOME ..................................   $      3,568   $     12,286   $     92,025    $     11,054
                                              ============   ============   ============    ============

CAPITAL SHARE ACTIVITY
  Sold ....................................        142,558        207,826        869,617       1,101,273
  Reinvested ..............................         25,262         28,955          4,914           1,915
  Redeemed ................................       (943,681)      (228,716)      (963,680)       (130,709)
                                              ------------   ------------   ------------    ------------
  Net increase (decrease) in
    shares outstanding ....................       (775,861)         8,065        (89,149)        972,479
  Shares outstanding, beginning of year ...      2,821,746      2,813,681      2,833,608       1,861,129
                                              ------------   ------------   ------------    ------------
  Shares outstanding, end of year .........      2,045,885      2,821,746      2,744,459       2,833,608
                                              ============   ============   ============    ============


See accompanying notes to financial statements.



16

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==========================================================================================================
                                                   GOVERNMENT STREET             ALABAMA TAX FREE
                                                        BOND FUND                    BOND FUND
                                             -------------------------------------------------------------
                                                  YEAR           YEAR           YEAR            YEAR
                                                  ENDED          ENDED         ENDED            ENDED
                                                MARCH 31,      MARCH 31,      MARCH 31,       MARCH 31,
                                                  2006           2005           2006            2005
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $  2,189,049   $  2,116,554   $  1,041,473    $  1,143,433
  Net realized gains (losses) from
    security transactions .................         88,201        146,098         (1,406)         22,933
  Net change in unrealized appreciation/
    depreciation on investments ...........     (1,219,754)    (2,269,571)      (443,003)     (1,181,568)
                                              ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
  from operations .........................      1,057,496         (6,919)       597,064         (15,202)
                                              ------------   ------------   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From and/or in excess of net
    investment income .....................     (2,795,083)    (2,826,223)    (1,031,750)     (1,140,113)
                                              ------------   ------------   ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............      6,594,193      6,392,132      2,730,197       2,124,741
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................      2,668,658      2,700,878        748,246         845,985
  Payments for shares redeemed ............    (31,209,270)   (10,346,120)   (11,386,673)     (5,992,957)
                                              ------------   ------------   ------------    ------------
Net decrease in net assets from
  capital share transactions ..............    (21,946,419)    (1,253,110)    (7,908,230)     (3,022,231)
                                              ------------   ------------   ------------    ------------

TOTAL DECREASE IN NET ASSETS ..............    (23,684,006)    (4,086,252)    (8,342,916)     (4,177,546)

NET ASSETS
  Beginning of year .......................     59,918,688     64,004,940     34,524,707      38,702,253
                                              ------------   ------------   ------------    ------------
  End of year .............................   $ 36,234,682   $ 59,918,688   $ 26,181,791    $ 34,524,707
                                              ============   ============   ============    ============

UNDISTRIBUTED (IN EXCESS OF)
  NET INVESTMENT INCOME ...................   $   (703,627)  $   (760,726)  $     10,659    $      8,652
                                              ============   ============   ============    ============

CAPITAL SHARE ACTIVITY
  Sold ....................................        326,991        309,184        259,561         198,966
  Reinvested ..............................        133,172        130,907         71,117          79,164
  Redeemed ................................     (1,570,726)      (500,688)    (1,085,020)       (556,252)
                                              ------------   ------------   ------------    ------------
  Net decrease in shares  outstanding .....     (1,110,563)       (60,597)      (754,342)       (278,122)
  Shares outstanding, beginning of year ...      2,953,102      3,013,699      3,272,990       3,551,112
                                              ------------   ------------   ------------    ------------
  Shares outstanding, end of year .........      1,842,539      2,953,102      2,518,648       3,272,990
                                              ============   ============   ============    ============


See accompanying notes to financial statements.

                                                                                                        17

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
========================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                          ------------------------------------------------------------------------------
                                               2006             2005            2004            2003          2002
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $     47.11     $     46.10     $     34.13     $     45.55    $     45.14
                                            -----------     -----------     -----------     -----------    -----------

Income (loss) from investment operations:
  Net investment income .................          0.50            0.50            0.32            0.28           0.21
  Net realized and unrealized
    gains (losses) on investments .......          5.31            1.01           11.97          (11.42)          0.41
                                            -----------     -----------     -----------     -----------    -----------
Total from investment operations ........          5.81            1.51           12.29          (11.14)          0.62
                                            -----------     -----------     -----------     -----------    -----------

Less distributions:
  Dividends from net investment income ..         (0.50)          (0.50)          (0.32)          (0.28)         (0.21)
                                            -----------     -----------     -----------     -----------    -----------

Net asset value at end of year ..........   $     52.42     $     47.11     $     46.10     $     34.13    $     45.55
                                            ===========     ===========     ===========     ===========    ===========

Total return (a) ........................         12.39%           3.27%          36.09%         (24.47%)         1.38%
                                            ===========     ===========     ===========     ===========    ===========

Net assets at end of year (000's) .......   $   107,243     $   132,922     $   129,719     $    87,837    $   105,701
                                            ===========     ===========     ===========     ===========    ===========

Ratio of expenses to average net assets .          0.78%           0.76%           0.79%           0.81%          0.80%

Ratio of net investment income
  to average net assets .................          0.95%           1.08%           0.77%           0.76%          0.47%

Portfolio turnover rate .................            17%             13%             15%             12%            17%

(a)  Total  return  is  a  measure  of  the change  in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions  are reinvested  in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
=================================================================================================
                SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=================================================================================================
                                                      YEAR          YEAR            PERIOD
                                                      ENDED         ENDED            ENDED
                                                    MARCH 31,      MARCH 31,       MARCH 31,
                                                      2006           2005          2004 (a)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........   $    11.30     $    10.33       $    10.00
                                                  ----------     ----------       ----------

Income from investment operations:
  Net investment income .......................         0.05           0.01             0.01
  Net realized and unrealized
    gains on investments ......................         2.38           0.97             0.68
                                                  ----------     ----------       ----------
Total from investment operations ..............         2.43           0.98             0.69
                                                  ----------     ----------       ----------

Less distributions:
  Dividends from net investment income ........        (0.02)         (0.01)           (0.01)
  Distributions from net realized gains .......         --            (0.00)(b)        (0.35)
                                                  ----------     ----------       ----------
Total distributions ...........................        (0.02)         (0.01)           (0.36)
                                                  ----------     ----------       ----------

Net asset value at end of period ..............   $    13.71     $    11.30       $    10.33
                                                  ==========     ==========       ==========

Total return (c) ..............................        21.51%          9.47%            6.83%(d)
                                                  ==========     ==========       ==========

Net assets at end of period (000's) ...........   $   37,619     $   32,025       $   19,227
                                                  ==========     ==========       ==========

Ratio of net expenses to average net assets (e)         1.10%          1.10%            1.09%(f)

Ratio of net investment income
  to average net assets .......................         0.37%          0.14%            0.11%(f)

Portfolio turnover rate .......................           28%             6%             177%(f)

(a)  Represents the period from the commencement  of operations (November 17, 2003) through March
     31, 2004.

(b)  Amount rounds to less than $0.01 per share.

(c)  Total  return  is  a  measure  of the  change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on
     Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e)  Absent  investment  advisory fees  voluntarily  waived by the Adviser, the ratio of expenses
     to  average   net  assets   would have been 1.11%,  1.23% and 1.71%(f) for the periods ended
     March 31, 2006, 2005 and 2004,  respectively (Note 3).

(f)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
========================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                          ------------------------------------------------------------------------------
                                               2006             2005            2004            2003          2002(a)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $     20.29     $     21.24     $     21.55     $     20.75    $     20.90
                                            -----------     -----------     -----------     -----------    -----------

Income (loss) from investment operations:
  Net investment income .................          0.77(b)         0.71            0.81            0.99           1.07
  Net realized and unrealized
    gains (losses) on investments .......         (0.41)          (0.71)          (0.11)           0.92          (0.06)
                                            -----------     -----------     -----------     -----------    -----------
Total from investment operations ........          0.36            0.00            0.70            1.91           1.01
                                            -----------     -----------     -----------     -----------    -----------

Dividends from and/or in excess of
  net investment income .................         (0.98)          (0.95)          (1.01)          (1.11)         (1.16)
                                            -----------     -----------     -----------     -----------    -----------

Net asset value at end of year ..........   $     19.67     $     20.29     $     21.24     $     21.55    $     20.75
                                            ===========     ===========     ===========     ===========    ===========

Total return (c) ........................          1.80%           0.04%           3.34%           9.36%          4.88%
                                            ===========     ===========     ===========     ===========    ===========

Net assets at end of year (000's) .......   $    36,235     $    59,919     $    64,005     $    58,665    $    53,688
                                            ===========     ===========     ===========     ===========    ===========

Ratio of net expenses
  to average net assets (d) .............          0.71%           0.71%           0.70%           0.71%          0.70%

Ratio of net investment income
  to average net assets .................          3.75%           3.44%           3.65%           4.62%          5.06%

Portfolio turnover rate .................            32%             28%             33%             39%            18%

(a)  As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA  Audit and  Accounting Guide for
     Investment Companies  and  began  amortizing  premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the  net investment income per share would have been $1.16 and the ratio of net investment income to average net assets would have been 5.50%.

(b)  Calculated using weighted average shares outstanding during the year.

(c)  Total  return  is a measure  of the change in value of an investment in the Fund  over  the period  covered,  which assumes any dividends or capital gains distributions  are  reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Absent investment advisory fees voluntarily waived by the Adviser, the ratio  of  expenses  to average  net  assets would have been 0.74% for the year ended March 31, 2006 (Note 3).

See accompanying notes to financial statements.



20

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
========================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                          ------------------------------------------------------------------------------
                                               2006             2005            2004            2003          2002(a)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $     10.55     $     10.90     $     10.89     $     10.40    $     10.55
                                            -----------     -----------     -----------     -----------    -----------

Income (loss) from investment operations:
  Net investment income .................          0.34            0.35            0.35            0.40           0.42
  Net realized and unrealized
    gains (losses) on investments .......         (0.15)          (0.36)           0.01            0.49          (0.15)
                                            -----------     -----------     -----------     -----------    -----------
Total from investment operations ........          0.19           (0.01)           0.36            0.89           0.27
                                            -----------     -----------     -----------     -----------    -----------

Dividends from net investment income ....         (0.34)          (0.34)          (0.35)          (0.40)         (0.42)
                                            -----------     -----------     -----------     -----------    -----------

Net asset value at end of year ..........   $     10.40     $     10.55     $     10.90     $     10.89    $     10.40
                                            ===========     ===========     ===========     ===========    ===========

Total return (b) ........................          1.80%          (0.06%)          3.40%           8.67%          2.61%
                                            ===========     ===========     ===========     ===========    ===========

Net assets at end of year (000's) .......   $    26,182     $    34,525     $    38,702     $    34,729    $    31,603
                                            ===========     ===========     ===========     ===========    ===========

Ratio of net expenses to
  average net assets (c) ................          0.65%           0.65%           0.65%           0.65%          0.65%

Ratio of net investment income
  to average net assets .................          3.25%           3.21%           3.26%           3.74%          4.02%

Portfolio turnover rate .................             5%              4%             10%              9%            10%

(a)  As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA  Audit  and Accounting Guide for
     Investment Companies and began accreting market discount on debt  securities.  Had  the  Fund  not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%.

(b)  Total return is a measure of the change in value of an  investment  in  the  Fund over  the  period covered,  which assumes any dividends or capital gains distributions are  reinvested in shares  of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Absent investment advisory fees voluntarily waived by the  Adviser, the ratios of  expenses to  average net  assets would  have been 0.73%,  0.69%,  0.68%,  0.69%, and 0.71% for the years ended March 31, 2006, 2005, 2004, 2003, and
     2002, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
  SHARES     COMMON STOCKS -- 97.6%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 10.4%
    15,000   Best Buy Company, Inc. ...........................   $    838,950
     3,000   Black & Decker Corporation (The) .................        260,670
    10,000   Harrah's Entertainment, Inc. .....................        779,600
    62,500   Home Depot, Inc. .................................      2,643,750
     4,000   J.C. Penney Company, Inc. ........................        241,640
    17,000   Johnson Controls, Inc. ...........................      1,290,810
     5,500   NIKE, Inc. - Class B .............................        468,050
       500   Omnicom Group, Inc. ..............................         41,625
    26,000   Starbucks Corporation (a) ........................        978,640
    20,000   Target Corporation ...............................      1,040,200
     5,000   Timberland Company (The) (a) .....................        171,150
    50,000   Walt Disney Company (The) ........................      1,394,500
    20,000   Yum! Brands, Inc. ................................        977,200
                                                                  ------------
                                                                    11,126,785
                                                                  ------------
             CONSUMER STAPLES -- 7.3%
    33,000   Altria Group, Inc. ...............................      2,338,380
    14,000   Clorox Company (The) .............................        837,900
    20,000   PepsiCo, Inc. ....................................      1,155,800
    42,000   Procter & Gamble Company (The) ...................      2,420,040
    25,000   Walgreen Company .................................      1,078,250
                                                                  ------------
                                                                     7,830,370
                                                                  ------------
             ENERGY -- 12.3%
    23,314   Apache Corporation ...............................      1,527,300
    25,000   Baker Hughes, Inc. ...............................      1,710,000
    20,000   BP plc - ADR .....................................      1,378,800
    26,000   Chevron Corporation ..............................      1,507,220
    44,000   ConocoPhillips ...................................      2,778,600
    31,300   Exxon Mobil Corporation ..........................      1,904,918
    10,000   Transocean, Inc. (a) .............................        803,000
    20,000   Valero Energy Corporation ........................      1,195,600
     8,000   XTO Energy, Inc. .................................        348,560
                                                                  ------------
                                                                    13,153,998
                                                                  ------------
             FINANCIALS -- 14.9%
    45,080   Aegon N.V. - ARS .................................        830,824
    30,000   AFLAC, Inc. ......................................      1,353,900
    37,000   American Express Company .........................      1,944,350
    62,870   Bank of America Corporation ......................      2,863,100
    10,000   Charles Schwab Corporation .......................        172,100
    20,000   CIT Group, Inc. ..................................      1,070,400
    25,000   Citigroup, Inc. ..................................      1,181,000
     7,000   Goldman Sachs Group, Inc. (The) ..................      1,098,720
     7,000   Hartford Financial Services Group, Inc. (The) ....        563,850
     2,000   Legg Mason, Inc. .................................        250,660
    14,000   Progressive Corporation ..........................      1,459,640
    20,000   SLM Corporation ..................................      1,038,800
    70,000   U.S. Bancorp .....................................      2,135,000
                                                                  ------------
                                                                    15,962,344
                                                                  ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 97.6% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             HEALTHCARE -- 15.0%
    16,000   Amgen, Inc. (a) ..................................   $  1,164,000
    17,000   Becton, Dickinson & Company ......................      1,046,860
    15,000   Biomet, Inc. .....................................        532,800
    27,000   Cardinal Health, Inc. ............................      2,012,040
    10,000   Caremark Rx, Inc. (a) ............................        491,800
     4,000   Cerner Corporation (a) ...........................        189,800
    28,000   Elan Corporation (a) .............................        404,320
    17,000   Eli Lilly & Company ..............................        940,100
     5,000   Fresenius Medical Care AG & Company - ADR ........        199,250
    20,000   Johnson & Johnson ................................      1,184,400
    21,000   Medtronic, Inc. ..................................      1,065,750
    10,000   Techne Corporation (a) ...........................        601,400
    57,000   UnitedHealth Group, Inc. .........................      3,184,020
    21,000   Waters Corporation (a) ...........................        906,150
    28,000   WellPoint, Inc. (a) ..............................      2,168,040
                                                                  ------------
                                                                    16,090,730
                                                                  ------------
             INDUSTRIALS -- 10.4%
    26,000   Caterpillar, Inc. ................................      1,867,060
     2,500   ChoicePoint, Inc. (a) ............................        111,875
     2,500   C.H. Robinson Worldwide, Inc. ....................        122,725
    15,000   Emerson Electric Company .........................      1,254,450
     2,000   Fastenal Company .................................         94,680
    15,000   Fedex Corporation ................................      1,694,100
    26,000   General Dynamics Corporation .....................      1,663,480
    25,000   General Electric Company .........................        869,500
     6,500   Illinois Tool Works, Inc. ........................        626,015
    16,000   Ingersoll-Rand Company Ltd. - Class A ............        668,640
    10,000   Norfolk Southern Corporation .....................        540,700
    32,000   Quanta Services, Inc. (a) ........................        512,640
     2,500   Stericycle, Inc. (a) .............................        169,050
    16,000   United Technologies Corporation ..................        927,520
                                                                  ------------
                                                                    11,122,435
                                                                  ------------
             INFORMATION TECHNOLOGY -- 14.3%
    54,000   Adobe Systems, Inc. ..............................      1,885,680
    18,979   Agilent Technologies, Inc. (a) ...................        712,661
    24,200   Automatic Data Processing, Inc. ..................      1,105,456
    33,000   Broadcom Corporation - Class A (a) ...............      1,424,280
    67,000   Cisco Systems, Inc. (a) ..........................      1,451,890
       132   Computer Associates International, Inc. ..........          3,592
    23,000   Computer Sciences Corporation (a) ................      1,277,650
    30,000   Corning, Inc. (a) ................................        807,300
     5,000   Electronic Arts, Inc. (a) ........................        273,600
    13,000   EMC Corporation (a) ..............................        177,190
    14,000   First Data Corporation ...........................        655,480
    15,000   Harmonic, Inc. (a) ...............................         95,550
    32,000   Hewlett-Packard Company ..........................      1,052,800
    45,100   Intel Corporation ................................        872,685
    13,500   International Business Machines Corporation ......      1,113,345

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 97.6% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 14.3% (CONTINUED)
    20,000   Kemet Corporation (a) ............................   $    189,400
    25,000   Motorola, Inc. ...................................        572,750
    18,000   Network Appliance, Inc. (a) ......................        648,540
    33,000   Texas Instruments, Inc. ..........................      1,071,510
                                                                  ------------
                                                                    15,391,359
                                                                  ------------
             MATERIALS -- 5.3%
    24,000   Alcoa, Inc. ......................................        733,440
    30,000   Florida Rock Industries, Inc. ....................      1,686,600
    10,000   Inco Ltd. ........................................        498,900
     2,500   Joy Global, Inc. .................................        149,425
    10,000   Newmont Mining Corporation .......................        518,900
     5,000   Nucor Corporation ................................        523,950
     7,000   POSCO - ADR ......................................        446,600
    40,000   Valspar Corporation ..............................      1,114,800
                                                                  ------------
                                                                     5,672,615
                                                                  ------------
             REAL ESTATE -- 3.3%
    27,200   Colonial Properties Trust ........................      1,363,536
    40,000   Plum Creek Timber Company, Inc. ..................      1,477,200
    15,000   Rayonier, Inc. ...................................        683,850
                                                                  ------------
                                                                     3,524,586
                                                                  ------------
             TELECOMMUNICATIONS SERVICES -- 0.7%
    30,000   AT&T, Inc. .......................................        811,200
                                                                  ------------

             UTILITIES -- 3.7%
    75,980   Duke Energy Corporation ..........................      2,214,817
    54,000   Southern Company (The) ...........................      1,769,580
                                                                  ------------
                                                                     3,984,397
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $57,892,342)............   $104,670,819
                                                                  ------------

================================================================================
  SHARES     EXCHANGE-TRADED FUNDS -- 2.0%                            VALUE
--------------------------------------------------------------------------------
    12,000   Rydex S&P Equal Weight ETF (Cost $2,125,142)......   $  2,116,800
                                                                  ------------

================================================================================
PAR VALUE    COMMERCIAL PAPER -- 0.1%                                 VALUE
--------------------------------------------------------------------------------
$  114,000   U.S. Bancorp N.A., discount, due 04/03/2006
               (Cost $113,971).................................   $    113,971
                                                                  ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.0%                               VALUE
--------------------------------------------------------------------------------
        51   AIM STIT - STIC Prime Portfolio - Institutional
               Class (Cost $51)................................   $         51
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 99.7%
               (Cost $60,131,506)..............................   $106,901,641

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%             341,207
                                                                  ------------

             NET ASSETS -- 100.0%..............................   $107,242,848
                                                                  ============


(a) Non-income producing security.
ADR - American Depositary Receipt
ARS - American Registered Shares

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
  SHARES     COMMON STOCKS -- 98.9%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 12.8%
     2,500   Abercrombie & Fitch Company - Class A ............   $    145,750
     6,500   Barnes & Noble, Inc. .............................        300,625
     1,000   Bed Bath & Beyond, Inc. (a) ......................         38,400
     5,700   BJ's Wholesale Club, Inc. (a) ....................        179,607
     1,600   Black & Decker Corporation (The) .................        139,024
     3,200   CBRL Group, Inc. .................................        140,512
     5,000   Chicos FAS, Inc. (a) .............................        203,200
     5,000   Claire's Stores, Inc. ............................        181,550
     7,000   Coach, Inc. (a) ..................................        242,060
     5,000   Darden Restaurants, Inc. .........................        205,150
       400   GameStop Corporation - Class A (a) ...............         18,856
     3,100   GameStop Corporation - Class B (a) ...............        134,292
     1,400   Harman International Industries, Inc. ............        155,582
     4,000   Harrah's Entertainment, Inc. .....................        311,840
     4,000   Harte-Hanks, Inc. ................................        109,400
     6,000   Herman Miller, Inc. ..............................        194,460
     1,000   Hilton Hotels Corporation ........................         25,460
     1,900   International Speedway Corporation - Class A .....         96,710
     1,500   ITT Educational Services, Inc. (a) ...............         96,075
     3,600   Lennar Corporation ...............................        217,368
     2,000   Limited Brands, Inc. .............................         48,920
     1,000   Michaels Stores, Inc. ............................         37,580
     3,400   Mohawk Industries, Inc. (a) ......................        274,448
     5,000   MSC Industrial Direct Company, Inc. ..............        270,100
     5,000   O'Reilly Automotive, Inc. (a) ....................        182,800
     5,500   Pacific Sunwear of California, Inc. (a) ..........        121,880
     3,000   Thor Industries, Inc. ............................        160,080
     5,000   Timberland Company (The) (a) .....................        171,150
     9,000   Urban Outfitters, Inc. (a) .......................        220,860
     4,500   Williams-Sonoma, Inc. (a) ........................        190,800
                                                                  ------------
                                                                     4,814,539
                                                                  ------------
             CONSUMER STAPLES -- 4.3%
     7,000   Church & Dwight Company, Inc. ....................        258,440
     8,600   Constellation Brands, Inc. (a) ...................        215,430
     6,000   Dean Foods Company (a) ...........................        232,980
     7,500   Hormel Foods Corporation .........................        253,500
     4,700   J.M. Smucker Company .............................        186,590
    11,000   PepsiAmericas, Inc. ..............................        268,950
     1,200   TreeHouse Foods, Inc. (a) ........................         31,860
     2,900   Whole Foods Market, Inc. .........................        192,676
                                                                  ------------
                                                                     1,640,426
                                                                  ------------
             ENERGY -- 11.7%
     4,500   Arch Coal, Inc. ..................................        341,730
     4,760   Cooper Cameron Corporation (a) ...................        209,821
     6,000   FMC Technologies, Inc. (a) .......................        307,320
     4,200   Forest Oil Corporation (a) .......................        156,156
     4,300   Lone Star Technologies, Inc. (a) .................        238,263
     3,399   Mariner Energy, Inc. (a) .........................         69,713
     7,250   Murphy Oil Corporation ...........................        361,195

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 98.9% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             ENERGY -- 11.7% (CONTINUED)
     2,800   Newfield Exploration Company (a) .................   $    117,320
     2,680   Noble Corporation ................................        217,348
     4,900   Patterson-UTI Energy, Inc. .......................        156,604
     7,100   Peabody Energy Corporation .......................        357,911
     3,800   Pogo Producing Company ...........................        190,950
     5,000   Pride International, Inc. (a) ....................        155,900
     6,500   Smith International, Inc. ........................        253,240
    14,400   Valero Energy Corporation ........................        860,832
     9,700   XTO Energy, Inc. .................................        422,629
                                                                  ------------
                                                                     4,416,932
                                                                  ------------
             FINANCIALS -- 13.8%
     5,600   American Financial Group, Inc. ...................        233,016
     5,950   AmerUs Group Company .............................        358,428
     7,300   Associated Banc-Corp .............................        248,054
     6,000   Bank of Hawaii Corporation .......................        319,860
     6,700   Berkley (W.R.) Corporation .......................        389,002
     9,000   Brown & Brown, Inc. ..............................        298,800
     5,500   Compass Bancshares, Inc. .........................        278,355
     5,600   Cullen/Frost Bankers, Inc. .......................        301,000
    10,250   Eaton Vance Corporation ..........................        280,645
     2,600   Everest Re Group Ltd. ............................        242,762
     9,300   HCC Insurance Holdings, Inc. .....................        323,640
     6,200   Investors Financial Services Corporation .........        290,594
     6,000   Jefferies Group, Inc. ............................        351,000
     2,900   Legg Mason, Inc. .................................        363,457
     2,700   Mercantile Bankshares Corporation ................        103,815
    10,100   New York Community Bancorp, Inc. .................        176,952
     7,777   Washington Federal, Inc. .........................        188,203
     4,500   Westamerica Bancorporation .......................        233,640
     5,200   Wilmington Trust Corporation .....................        225,420
                                                                  ------------
                                                                     5,206,643
                                                                  ------------
             HEALTHCARE -- 13.3%
     1,400   Alcon, Inc. ......................................        145,964
     4,450   Barr Pharmaceuticals, Inc. (a) ...................        280,261
     6,000   Cerner Corporation (a) ...........................        284,700
     8,000   Community Health Systems, Inc. (a) ...............        289,200
     8,700   Covance, Inc. (a) ................................        511,125
     8,250   Coventry Health Care, Inc. (a) ...................        445,335
     2,800   DENTSPLY International, Inc. .....................        162,820
     1,000   Elan Corporation plc - ADR (a) ...................         14,440
     3,500   Fresenius Medical Care AG & Company - ADR ........        139,475
     7,800   Gilead Sciences, Inc. (a) ........................        485,316
     2,800   Henry Schein, Inc. (a) ...........................        134,008
     4,000   Invitrogen Corporation (a) .......................        280,520
     3,000   LCA-Vision, Inc. .................................        150,330
       500   Millipore Corporation (a) ........................         36,530
     8,700   Mylan Laboratories, Inc. .........................        203,580
     5,100   Omnicare, Inc. ...................................        280,449
     5,400   PDL BioPharma, Inc. (a) ..........................        177,120

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 98.9% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             HEALTHCARE -- 13.3% (CONTINUED)
     2,000   ResMed, Inc. (a) .................................   $     87,960
     4,500   Techne Corporation (a) ...........................        270,630
     3,500   Triad Hospitals, Inc. (a) ........................        146,650
     4,186   UnitedHealth Group, Inc. .........................        233,830
     4,600   Varian Medical Systems, Inc. (a) .................        258,336
                                                                  ------------
                                                                     5,018,579
                                                                  ------------
             INDUSTRIALS -- 12.9%
     3,600   Alexander & Baldwin, Inc. ........................        171,648
     5,800   AMETEK, Inc. .....................................        260,768
     5,000   ChoicePoint, Inc. (a) ............................        223,750
     6,000   C.H. Robinson Worldwide, Inc. ....................        294,540
     3,000   Corporate Executive Board Company ................        302,700
     6,000   Donaldson Company, Inc. ..........................        202,740
     5,000   Energizer Holdings, Inc. (a) .....................        265,000
     3,000   Expeditors International of Washington, Inc. .....        259,170
     7,000   Fastenal Company .................................        331,380
     6,000   Graco, Inc. ......................................        272,580
     3,000   Jacobs Engineering Group, Inc. (a) ...............        260,220
     3,500   L-3 Communications Holdings, Inc. ................        300,265
     4,000   Manpower, Inc. ...................................        228,720
     4,500   Overseas Shipbuilding Group, Inc. ................        215,685
     5,000   SPX Corporation ..................................        267,100
     4,500   Stericycle, Inc. (a) .............................        304,290
     8,000   Swift Transportation Company, Inc. (a) ...........        173,840
     2,500   Teleflex, Inc. ...................................        179,075
     6,000   Trinity Industries, Inc. .........................        326,340
                                                                  ------------
                                                                     4,839,811
                                                                  ------------
             INFORMATION TECHNOLOGY -- 14.7%
     9,000   Activision, Inc. (a) .............................        124,110
     8,500   Acxiom Corporation ...............................        219,640
     8,500   ADC Telecommunications, Inc. (a) .................        217,515
     6,000   ADTRAN, Inc. .....................................        157,080
     4,000   Advent Software, Inc. (a) ........................        113,680
     5,000   Alliance Data Systems Corporation (a) ............        233,850
     7,000   Arrow Electronics, Inc. (a) ......................        225,890
     4,000   CDW Corporation ..................................        235,400
     4,500   CheckFree Corporation (a) ........................        227,250
     6,500   Cree, Inc. (a) ...................................        213,265
     4,000   Cognizant Technology Solutions Corporation (a) ...        237,960
     4,000   DST Systems, Inc. (a) ............................        231,760
     7,000   GTECH Holdings Corporation .......................        238,350
     5,500   Harris Corporation ...............................        260,095
     9,000   Integrated Device Technology, Inc. (a) ...........        133,740
     8,200   Jack Henry & Associates, Inc. ....................        187,534
     7,000   Lam Research Corporation (a) .....................        301,000
     7,000   Macrovision Corporation (a) ......................        155,050
     5,000   Microchip Technology, Inc. .......................        181,500
     7,000   National Instruments Corporation .................        228,340
     6,000   Plantronics, Inc. ................................        212,580

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 98.9% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 14.7% (CONTINUED)
    10,000   RSA Security, Inc. (a) ...........................   $    179,400
     8,000   SanDisk Corporation (a) ..........................        460,160
    10,000   Semtech Corporation (a) ..........................        178,900
     4,500   Silicon Laboratories, Inc. (a) ...................        247,275
     2,500   Zebra Technologies Corporation (a) ...............        111,800
                                                                  ------------
                                                                     5,513,124
                                                                  ------------
             MATERIALS -- 6.4%
     5,000   Airgas, Inc. .....................................        195,450
     5,700   Albemarle Corporation ............................        258,495
     5,000   Cabot Corporation ................................        169,950
     6,000   Eagle Materials, Inc. ............................        382,560
     4,000   Martin Marietta Materials, Inc. ..................        428,120
     5,000   Scotts Miracle-Gro Company (The) - Class A .......        228,800
     6,000   Sonoco Products Company ..........................        203,220
     5,000   Steel Dynamics, Inc. .............................        283,650
     9,000   Valspar Corporation (The) ........................        250,830
                                                                  ------------
                                                                     2,401,075
                                                                  ------------
             REAL ESTATE -- 2.0%
     4,600   Liberty Property Trust ...........................        216,936
     5,000   Potlatch Corporation .............................        214,200
     7,000   Rayonier, Inc. ...................................        319,130
                                                                  ------------
                                                                       750,266
                                                                  ------------
             TELECOMMUNICATIONS SERVICES -- 0.7%
     3,300   Telephone and Data Systems, Inc. .................        130,152
     3,300   Telephone and Data Systems, Inc. - Special Shares         124,575
                                                                  ------------
                                                                       254,727
                                                                  ------------
             UTILITIES -- 6.3%
     5,400   AGL Resources, Inc. ..............................        194,670
     8,300   Alliant Energy Corporation .......................        261,201
     4,400   Aqua America, Inc. ...............................        122,408
     9,700   Equitable Resources, Inc. ........................        354,147
     6,000   Hawaiian Electric Industries, Inc. ...............        162,780
     5,900   MDU Resources Group, Inc. ........................        197,355
     5,750   ONEOK, Inc. ......................................        185,438
     7,900   Pepco Holdings, Inc. .............................        180,041
     6,300   SCANA Corporation ................................        247,212
     5,000   Wisconsin Energy Corporation .....................        199,950
     5,000   WPS Resources Corporation ........................        246,100
                                                                  ------------
                                                                     2,351,302
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $27,934,002)............   $ 37,207,424
                                                                  ------------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 1.1%                                 VALUE
--------------------------------------------------------------------------------
$  415,000   U.S. Bancorp N.A., discount, due 04/03/2006
               (Cost $414,894).................................   $    414,894
                                                                  ------------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.0%                               VALUE
--------------------------------------------------------------------------------
       906   AIM STIT - STIC Prime Portfolio - Institutional
               Class (Cost $906)...............................   $        906
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 100.0%
               (Cost $28,349,802)..............................   $ 37,623,224

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%)...         (4,474)
                                                                  ------------

             NET ASSETS -- 100.0%..............................   $ 37,618,750
                                                                  ============



(a) Non-income producing security.
ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
PAR VALUE    U.S. TREASURY AND AGENCY OBLIGATIONS -- 25.8%            VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 2.4%
$  750,000   5.50%, due 02/15/2008 ............................   $    759,053
   100,000   5.625%, due 05/15/2008 ...........................        101,566
                                                                  ------------
                                                                       860,619
                                                                  ------------
             FEDERAL FARM CREDIT BANK -- 0.9%
   300,000   6.28%, due 11/26/2012 ............................        319,311
                                                                  ------------

             FEDERAL HOME LOAN BANK -- 19.7%
 1,000,000   5.375%, due 04/07/2010 ...........................      1,000,020
 1,000,000   5.75%, due 04/20/2010 ............................      1,001,554
 2,000,000   5.00%, due 08/16/2011 ............................      1,956,128
   200,000   5.625%, due 11/15/2011 ...........................        204,216
 2,000,000   6.00%, due 12/28/2011 ............................      2,008,666
 1,000,000   5.00%, due 06/13/2012 ............................        973,816
                                                                  ------------
                                                                     7,144,400
                                                                  ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.8%
 1,000,000   7.40%, due 10/30/2014 ............................      1,012,343
                                                                  ------------

             TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
               (Cost $9,492,266)...............................   $  9,336,673
                                                                  ------------

================================================================================
PAR VALUE    MORTGAGE-BACKED SECURITIES -- 23.6%                      VALUE
--------------------------------------------------------------------------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 8.2%
$      273   Pool #15032, 7.50%, due 02/15/2007 ...............   $        287
    65,100   Pool #438434, 6.50%, due 01/15/2013 ..............         66,778
    18,700   Pool #470177, 7.00%, due 03/15/2014 ..............         19,331
    32,129   Pool #518403, 7.00%, due 09/15/2014 ..............         33,213
     1,077   Pool #181540, 8.00%, due 02/15/2017 ..............          1,150
   432,019   Pool #581879, 6.50%, due 03/15/2017 ..............        443,151
    40,773   Pool #493659, 6.50%, due 12/15/2018 ..............         42,266
    92,499   Pool #476695, 6.50%, due 10/15/2023 ..............         95,887
    40,649   Pool #366710, 6.50%, due 02/15/2024 ..............         42,138
    29,352   Pool #453826, 7.25%, due 09/15/2027 ..............         30,576
    57,823   Pool #412360, 7.00%, due 11/15/2027 ..............         60,284
   227,004   Pool #447408, 7.00%, due 01/15/2028 ..............        236,665
    16,086   Pool #454162, 7.00%, due 05/15/2028 ..............         16,770
   134,611   Pool #780825, 6.50%, due 07/15/2028 ..............        139,541
    30,473   Pool #2617, 7.50%, due 07/20/2028 ................         31,711
    28,637   Pool #158794, 7.00%, due 09/15/2028 ..............         29,856
    25,731   Pool #486760, 6.50%, due 12/15/2028 ..............         26,674
    90,121   Pool #781096, 6.50%, due 12/15/2028 ..............         93,422
    89,890   Pool #781136, 7.00%, due 12/15/2028 ..............         93,716
    65,152   Pool #506618, 7.00%, due 03/15/2029 ..............         67,925
    12,719   Pool #511562, 7.50%, due 07/15/2030 ..............         13,340
   107,383   Pool #448316, 6.50% due 04/15/2031 ...............        111,315
    56,037   Pool #530606, 6.50% due 04/15/2031 ...............         58,090
    45,320   Pool #545820, 7.00% due 06/15/2031 ...............         47,249
   234,446   Pool #781330, 6.00%, due 09/15/2031 ..............        237,215

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE    MORTGAGE-BACKED SECURITIES -- 23.6% (CONTINUED)          VALUE
--------------------------------------------------------------------------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 8.2% (CONTINUED)
$   93,105   Pool #3228, 6.50%, due 04/20/2032 ................   $     95,527
   129,646   Pool #569903, 6.50%, due 06/15/2032 ..............        134,394
   560,676   Pool #595934, 6.00%, due 09/15/2032 ..............        567,298
   137,750   Pool #3927, 6.00%, due 11/20/2032 ................        139,377
                                                                  ------------
                                                                     2,975,146
                                                                  ------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 8.0%
 1,135,842   Pool #01173, 5.50%, due 06/01/2017 ...............      1,128,377
 1,816,747   Pool #G18056, 5.00%, due 06/01/2020 ..............      1,771,125
                                                                  ------------
                                                                     2,899,502
                                                                  ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 7.4%
   862,243   Pool #635149, 5.50%, due 07/01/2017 ..............        857,246
 1,881,862   Pool #255808, 5.00%, due 07/01/2025 ..............      1,808,021
                                                                  ------------
                                                                     2,665,267
                                                                  ------------

             TOTAL MORTGAGE-BACKED SECURITIES (Cost $8,753,657)   $  8,539,915
                                                                  ------------

================================================================================
PAR VALUE    CORPORATE BONDS -- 45.8%                                 VALUE
--------------------------------------------------------------------------------
             FINANCE -- 25.8%
             Banc One Corporation,
$1,000,000     6.875%, due 08/01/2006 .........................   $  1,005,553
                                                                  ------------

             CIT Group, Inc.,
 2,000,000     4.75%, due 12/15/2010 ..........................      1,936,042
                                                                  ------------

             General Electric Capital Corporation,
 2,500,000     5.00%, due 02/15/2007 ..........................      2,496,495
                                                                  ------------

             H.J. Heinz Finance Company,
 1,000,000     6.00%, due 03/15/2012 ..........................        997,511
                                                                  ------------

             Household Finance Company,
 1,000,000     7.25%, due 05/15/2006 ..........................      1,002,344
                                                                  ------------

             JPMorgan Chase & Company,
 1,000,000     4.50%, due 01/15/2012 ..........................        946,356
                                                                  ------------

             Student Loan Marketing Association,
 1,000,000     5.125%, due 08/27/2012 .........................        972,277
                                                                  ------------

             TOTAL FINANCE CORPORATE BONDS.....................      9,356,578
                                                                  ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE    CORPORATE BONDS -- 45.8% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
             INDUSTRIAL -- 20.0%
             Abbott Laboratories,
$1,370,000     6.40%, due 12/01/2006 ..........................   $  1,379,717
                                                                  ------------

             Anheuser-Busch Companies, Inc.,
 1,800,000     5.125%, due 10/01/2008 .........................      1,796,873
                                                                  ------------

             Ford Motor Company,
 1,000,000     7.25%, due 10/01/2008 ..........................        907,500
                                                                  ------------

             General Dynamics Corporation,
 1,750,000     4.50%, due 08/15/2010 ..........................      1,693,374
                                                                  ------------

             Wal-Mart Stores, Inc.,
 1,500,000     4.375%, due 07/12/2007 .........................      1,485,414
                                                                  ------------

             TOTAL INDUSTRIAL CORPORATE BONDS..................      7,262,878
                                                                  ------------

             TOTAL CORPORATE BONDS (Cost $17,237,017)..........   $ 16,619,456
                                                                  ------------

================================================================================
PAR VALUE    COMMERCIAL PAPER -- 3.8%                                 VALUE
--------------------------------------------------------------------------------
$1,376,000   U.S. Bancorp N.A., discount, due 04/04/2006
               (Cost $1,375,647)...............................   $  1,375,647
                                                                  ------------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.0%                               VALUE
--------------------------------------------------------------------------------
       863   AIM STIT - STIC Prime Portfolio - Institutional
               Class (Cost $863)...............................   $        863
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 99.0%
               (Cost $36,859,450)..............................   $ 35,872,554

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%.....        362,128
                                                                  ------------

             NET ASSETS -- 100.0%..............................   $ 36,234,682
                                                                  ============


See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 90.8%                           VALUE
--------------------------------------------------------------------------------
             Alabama Special Care Facilities Financing Auth.,
             Birmingham, Rev.,
$  500,000     4.50%, due 11/01/2009, ETM .....................   $    511,105
   400,000     5.375%, due 11/01/2012, ETM ....................        404,552
                                                                  ------------
                                                                       915,657
                                                                  ------------

             Alabama Special Care Facilities Financing Auth.,
             Mobile Hospital, Rev.,
   250,000     4.50%, due 11/01/2010, ETM .....................        256,745
                                                                  ------------

             Alabama State, GO,
   500,000     3.00%, due 09/01/2007 ..........................        495,835
                                                                  ------------

             Alabama State Public School & College Auth., Capital Improvements, Rev.,
   300,000     5.00%, due 02/01/2010 ..........................        313,347
   475,000     5.00%, due 11/01/2012 ..........................        495,586
   600,000     5.125%, due 11/01/2013 .........................        628,032
   525,000     5.125%, due 11/01/2015 .........................        549,528
                                                                  ------------
                                                                     1,986,493
                                                                  ------------
             Alabama State Public School & College Auth., Rev.,
   325,000     5.00%, due 05/01/2010 ..........................        340,528
                                                                  ------------

             Alabama Water Pollution Control Auth., Rev.,
   500,000     5.00%, due 08/15/2010 ..........................        525,335
                                                                  ------------

             Athens, AL, Electric Revenue Warrants,
   500,000     3.00%, due 06/01/2011 ..........................        472,930
                                                                  ------------

             Athens, AL, School Warrants,
   335,000     5.05%, due 08/01/2015 ..........................        347,499
                                                                  ------------

             Auburn, AL, Capital Improvements, GO, School Warrants,
   300,000     4.00%, due 08/01/2007 ..........................        301,563
   285,000     4.25%, due 08/01/2009 ..........................        289,654
   225,000     5.00%, due 08/01/2012 ..........................        238,565
                                                                  ------------
                                                                       829,782
                                                                  ------------
             Auburn, AL, Water Works Board, Rev.,
   335,000     5.00%, due 07/01/2015 ..........................        353,060
                                                                  ------------

             Auburn University, AL, General Fee Rev.,
   400,000     4.45%, due 06/01/2011 ..........................        407,612
                                                                  ------------

             Baldwin Co., AL, Board of Education, Revenue Warrants,
   200,000     5.20%, due 06/01/2009 ..........................        204,424
   300,000     5.00%, due 06/01/2010 ..........................        313,407
                                                                  ------------
                                                                       517,831
                                                                  ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 90.8% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
             Baldwin Co., AL, GO,
$  500,000     4.50%, due 11/01/2008 ..........................   $    509,225
                                                                  ------------

             Birmingham, AL, Industrial Water Board, Rev.,
   100,000     6.00%, due 07/01/2007 ..........................        102,489
                                                                  ------------

             Birmingham, AL, Series B, GO,
   300,000     3.00%, due 07/01/2006 ..........................        299,640
                                                                  ------------

             Birmingham, AL, Special Care Facilities Financing
             Authority, Rev.,
   200,000     5.00%, due 06/01/2006 ..........................        200,454
   300,000     3.70%, due 06/01/2009 ..........................        299,040
                                                                  ------------
                                                                       499,494
                                                                  ------------
             Decatur, AL, GO, Warrants,
   300,000     5.00%, due 06/01/2009 ..........................        306,606
                                                                  ------------

             Decatur, AL, Water Rev.,
   100,000     5.00%, due 05/01/2014 ..........................        104,348
                                                                  ------------

             Dothan, AL, GO,
   500,000     5.50%, due 09/01/2014 ..........................        533,365
                                                                  ------------

             Fairhope, AL, Utilities Rev.,
   225,000     2.50%, due 12/01/2006 ..........................        222,887
                                                                  ------------

             Fairhope, AL, Warrants,
   295,000     5.10%, due 06/01/2014 ..........................        310,517
                                                                  ------------

             Florence, AL, School Warrants,
   200,000     4.65%, due 12/01/2012 ..........................        206,376
                                                                  ------------

             Foley, AL, Utilities Board, Rev.,
   500,000     4.00%, due 11/01/2007 ..........................        503,190
                                                                  ------------

             Greenville, AL, GO,
   300,000     5.10%, due 12/01/2009 ..........................        309,018
                                                                  ------------

             Homewood, AL, Board of Education, Capital Outlay
             Warrants,
   300,000     4.00%, due 02/01/2007 ..........................        301,119
                                                                  ------------

             Homewood, AL, GO,
   500,000     5.00%, due 09/01/2014 ..........................        527,455
                                                                  ------------

             Houston Co., AL, GO,
   300,000     5.60%, due 10/15/2014 ..........................        324,219
                                                                  ------------

             Huntsville, AL, Capital Improvements, GO,
   100,000     3.25%, due 11/01/2010 ..........................         97,552
                                                                  ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 90.8% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
             Huntsville, AL, Electric Systems, Rev.,
$  250,000     4.80%, due 12/01/2012 ..........................   $    257,063
                                                                  ------------

             Huntsville, AL, GO,
   200,000     4.50%, due 08/01/2007 ..........................        202,358
   400,000     5.50%, due 08/01/2009 ..........................        422,580
   500,000     5.00%, due 08/01/2011 ..........................        527,880
   250,000     5.25%, due 11/01/2012 ..........................        261,288
                                                                  ------------
                                                                     1,414,106
                                                                  ------------
             Huntsville, AL, Water Systems, Rev.,
   200,000     4.70%, due 11/01/2013 ..........................        204,990
                                                                  ------------

             Madison, AL, Warrants,
   200,000     4.40%, due 02/01/2011 ..........................        204,198
   400,000     4.85%, due 02/01/2013 ..........................        412,912
                                                                  ------------
                                                                       617,110
                                                                  ------------
             Madison Co., AL, Board of Education, Capital Outlay
             Tax Antic. Warrants,
   400,000     5.20%, due 03/01/2011 ..........................        423,192
                                                                  ------------

             Mobile, AL, GO,
   275,000     6.20%, due 02/15/2007, ETM .....................        281,028
                                                                  ------------

             Montgomery, AL, GO,
   500,000     5.10%, due 10/01/2008 ..........................        517,255
   300,000     5.00%, due 11/01/2015 ..........................        314,991
                                                                  ------------
                                                                       832,246
                                                                  ------------
             Montgomery, AL, Waterworks & Sanitation, Rev.,
   500,000     5.00%, due 09/01/2008 ..........................        515,615
   400,000     5.60%, due 09/01/2009 ..........................        407,420
                                                                  ------------
                                                                       923,035
                                                                  ------------
             Montgomery Co., AL, GO,
   300,000     3.00%, due 11/01/2006 ..........................        299,145
                                                                  ------------

             Mountain Brook, AL, City Board of Education, Capital
             Outlay Warrants,
   405,000     4.80%, due 02/15/2011 ..........................        408,236
                                                                  ------------

             Opelika, AL, GO,
   500,000     5.00%, due 04/01/2006 ..........................        500,000
   210,000     4.00%, due 03/01/2010 ..........................        212,174
                                                                  ------------
                                                                       712,174
                                                                  ------------
             Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
   200,000     4.35%, due 08/01/2011 ..........................        203,198
                                                                  ------------

             Shelby Co., AL, Board of Education, Rev. Warrants,
   500,000     4.80%, due 02/01/2011 ..........................        516,905
                                                                  ------------

             Trussville, AL, Warrants,
   400,000     4.30%, due 10/01/2010 ..........................        408,948
                                                                  ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 90.8% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
             Tuscaloosa, AL, Board of Education, GO,
$  300,000     4.625%, due 08/01/2008 .........................   $    303,216
                                                                  ------------

             Tuscaloosa, AL, Board of Education, Special Tax Warrants,
   300,000     4.85%, due 02/15/2013 ..........................        302,730
                                                                  ------------

             Tuscaloosa, AL, GO Warrants,
   300,000     5.00%, due 02/15/2007 ..........................        303,690
   145,000     4.25%, due 02/15/2011 ..........................        147,762
   500,000     5.45%, due 01/01/2014 ..........................        532,170
                                                                  ------------
                                                                       983,622
                                                                  ------------
             Tuscaloosa Co., AL, GO Warrants,
   425,000     4.30%, due 10/01/2009 ..........................        433,861
                                                                  ------------

             University of Alabama, AL, General Fee Rev.,
   240,000     4.10%, due 12/01/2013 ..........................        241,450
                                                                  ------------

             University of Alabama, AL, Auxiliary - Series A, Rev.,
   400,000     5.25%, due 06/01/2010 ..........................        409,108
   100,000     5.375%, due 06/01/2013 .........................        102,297
                                                                  ------------
                                                                       511,405
                                                                  ------------
             University of Alabama, AL, Series A, Rev.,
   300,000     4.00%, due 10/01/2010 ..........................        303,513
                                                                  ------------

             Vestavia Hills, AL, Warrants,
   565,000     5.00%, due 02/01/2012 ..........................        596,363
                                                                  ------------

             TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
               OBLIGATION (GO) BONDS (Cost $23,404,911)........   $ 23,784,343
                                                                  ------------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 8.2%                               VALUE
--------------------------------------------------------------------------------
 2,137,842   Alpine Muncipal Money Market Fund - Class I
               ($2,137,842)....................................   $  2,137,842
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 99.0%
               (Cost $25,542,753)..............................   $ 25,922,185

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%.....        259,606
                                                                  ------------

             NET ASSETS -- 100.0%..............................   $ 26,181,791
                                                                  ============



See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. Certain Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. The tax character of distributions paid during the years ended March 31, 2006 and 2005 are as follows:

-----------------------------------------------------------------------------------------------------
                                             YEARS       ORDINARY    EXEMPT-INTEREST     TOTAL
                                             ENDED        INCOME         DIVIDENDS    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------
Government Street Equity Fund..........     3/31/06   $   1,289,147   $        --     $   1,289,147
                                            3/31/05   $   1,392,242   $        --     $   1,392,242
-----------------------------------------------------------------------------------------------------
Government Street Mid-Cap Fund.........     3/31/06   $      64,987   $        --     $      64,987
                                            3/31/05   $      21,794   $        --     $      21,794
-----------------------------------------------------------------------------------------------------
Government Street Bond Fund............     3/31/06   $   2,795,083   $        --     $   2,795,083
                                            3/31/05   $   2,826,223   $        --     $   2,826,223
-----------------------------------------------------------------------------------------------------
Alabama Tax Free Bond Fund.............     3/31/06   $        --     $   1,031,750   $   1,031,750
                                            3/31/05   $        --     $   1,140,113   $   1,140,113
-----------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2006:

-----------------------------------------------------------------------------------------------------------
                                               GOVERNMENT     GOVERNMENT     GOVERNMENT        ALABAMA
                                                 STREET         STREET         STREET         TAX FREE
                                                 EQUITY        MID-CAP          BOND            BOND
                                                  FUND           FUND           FUND            FUND
-----------------------------------------------------------------------------------------------------------
Cost of portfolio investments .............   $ 60,131,506   $ 28,354,263   $ 37,564,655    $ 25,601,646
                                              ============   ============   ============    ============
Gross unrealized appreciation .............   $ 48,368,883   $  9,720,856   $     32,330    $    446,100
Gross unrealized depreciation .............     (1,598,748)      (451,895)    (1,724,431)       (125,561)
                                              ------------   ------------   ------------    ------------
Net unrealized appreciation
  (depreciation) ..........................     46,770,135      9,268,961     (1,692,101)        320,539
Undistributed ordinary income .............         12,104        104,604         12,578          25,970
Capital loss carryforwards ................           --             --       (1,687,170)        (20,713)
Post-October losses .......................           --             --         (219,622)           (261)
Undistributed long-term gains .............      5,413,656        894,652           --              --
Other temporary differences ...............         (8,536)          --          (11,000)        (25,970)
                                              ------------   ------------   ------------    ------------
Total distributable earnings
  (accumulated deficit) ...................   $ 52,187,359   $ 10,268,217   $ (3,597,315)   $    299,565
                                              ============   ============   ============    ============
-----------------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2006, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                             EXPIRES
                                          AMOUNT             MARCH 31,
--------------------------------------------------------------------------------
Government Street Bond Fund            $    106,011            2007
                                            220,187            2008
                                            195,097            2009
                                             86,819            2010
                                             70,419            2011
                                            218,396            2012
                                            261,545            2013
                                            528,696            2014
                                       ------------
                                       $  1,687,170
                                       ============
--------------------------------------------------------------------------------
Alabama Tax Free Bond Fund             $     20,713            2009
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

In addition, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had net realized capital losses of $219,622 and $261, respectively, during the period November 1, 2005 through March 31, 2006, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2007. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

During the year ended March 31, 2006, The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund utilized capital loss carryforwards of $877,582, $15,179 and $6,571, respectively, to offset current year realized gains.

For the year ended March 31, 2006, The Government Street Equity Fund and The Government Street Mid-Cap Fund reclassified $718,832 and $196,687 of accumulated net realized gains from security transaction, respectively, against paid-in capital on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
income tax  regulations  and  accounting  principles  generally  accepted in the
United States. These differences are primarily due to the utilization of earnings and profits distributed to shareholders or redemptions of shares as part of the dividends paid deduction for income tax purposes. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

For the year ended  March 31,  2006,  The
Government Street Bond Fund reclassified $663,133 of overdistributed net investment income against accumulated net realized gains and The Alabama Tax Free Bond Fund reclassified $7,716 of undistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

For the year ended March 31, 2006, The Government Street Bond Fund reclassified accumulated net realized losses of $126,569 against paid-in capital on the Statement of Assets and Liabilities due to the expiration of capital loss carryforwards. Such reclassification had no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT  TRANSACTIONS

During the year ended March 31, 2006, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $22,419,745 and $62,154,879, respectively, for The Government Street Equity Fund; $10,950,179 and $9,995,227, respectively, for The Government Street Mid-Cap Fund; $8,097,494 and $16,410,081, respectively, for The Government Street Bond Fund; and $1,432,501 and $10,119,256, respectively, for The Alabama Tax Free Bond Fund.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
For the year ended March 31, 2006, the Adviser voluntarily undertook to limit the total operating expenses of The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund to 1.10%, .71% and .65%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $5,688, $14,970 and $24,959, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund during the year ended March 31, 2006.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services. In addition, the Funds pay reasonable out-of-pocket expenses incurred by the Adviser in connection with these services.

Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of each Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. Additionally, The Government Street Mid-Cap Fund is subject to a minimum monthly fee of $4,000. From The Government Street Bond Fund, Ultimus receives a monthly fee at an annual rate of .075% of the Fund's average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

4. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the two years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund as of March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                        /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 12, 2006

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.
--------------------------------------------------------------------------------
                                    Beginning       Ending
                                  Account Value  Account Value    Expenses Paid
                                  Oct. 1, 2005   March 31, 2006   During Period*
--------------------------------------------------------------------------------
GOVERNMENT STREET EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $1,060.90        $    3.96
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                $1,000.00       $1,021.09        $    3.88
--------------------------------------------------------------------------------

GOVERNMENT STREET MID-CAP FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $1,105.50        $    5.77
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                $1,000.00       $1,019.45        $    5.54
--------------------------------------------------------------------------------

GOVERNMENT STREET BOND FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $1,005.50        $    3.55
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                $1,000.00       $1,021.39        $    3.58
--------------------------------------------------------------------------------

ALABAMA TAX FREE BOND FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $1,003.90        $    3.25
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                $1,000.00       $1,021.69        $    3.28
--------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                   Government Street Equity Fund        0.77%
                   Government Street Mid-Cap Fund       1.10%
                   Government Street Bond Fund          0.71%
                   Alabama Tax Free Bond Fund           0.65%

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                 POSITION HELD              LENGTH OF
 TRUSTEE                    ADDRESS                     AGE      WITH THE TRUST             TIME SERVED
--------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road,      69       Chairman and               Since
                            Manakin-Sabot, VA                    Trustee                    June 1991
--------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III   1802 Bayberry Court,        69       Trustee                    Since
                            Suite 400                                                       September 1988
                            Richmond, VA
--------------------------------------------------------------------------------------------------------------
*John T. Bruce              800 Main Street             52       Trustee                    Since
                            Lynchburg, VA                                                   September 1988
--------------------------------------------------------------------------------------------------------------
 J. Finley Lee, Jr.         4488 Pond Apple             66       Trustee                    Since
                            Drive North                                                     September 1988
                            Naples, FL
--------------------------------------------------------------------------------------------------------------
 Richard L. Morrill         University of Richmond      66       Trustee                    Since
                            Richmond, VA                                                    March 1993
--------------------------------------------------------------------------------------------------------------
 Harris V. Morrissette      100 Jacintoport Boulevard   46       Trustee                    Since
                            Saraland, AL                                                    March 1993
--------------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.         47 Willway Avenue           73       Trustee                    Since
                            Richmond, VA                                                    July 1997
--------------------------------------------------------------------------------------------------------------
 Samuel B. Witt III         302 Clovelly Road           70       Trustee                    Since
                            Richmond, VA                                                    November 1988
--------------------------------------------------------------------------------------------------------------
 Thomas W. Leavell          150 Government Street       62       President                  Since
                            Mobile, AL                                                      February 2004
--------------------------------------------------------------------------------------------------------------
 Mary Shannon Hope          150 Government Street       42       Vice President of The      Since
                            Mobile, AL                           Government Street          February 2004
                                                                 Bond Fund
--------------------------------------------------------------------------------------------------------------
 Timothy S. Healey          600 Luckie Drive            53       Vice President of The      Since
                            Suite 305                            Alabama Tax  Free Bond     January 1995
                            Birmingham, AL                       Fund and The Government
                                                                 Street Mid-Cap Fund
--------------------------------------------------------------------------------------------------------------
 Margaret H. Alves          150 Government Street       34       Chief Compliance Officer   Since
                            Mobile, AL                                                      February 2006
--------------------------------------------------------------------------------------------------------------
 Robert G. Dorsey           225 Pictoria Drive          49       Vice President             Since
                            Suite 450                                                       November 2000
                            Cincinnati, OH
--------------------------------------------------------------------------------------------------------------
 Mark J. Seger              225 Pictoria Drive          44       Treasurer                  Since
                            Suite 450                                                       November 2000
                            Cincinnati, OH
--------------------------------------------------------------------------------------------------------------
 John F. Splain             225 Pictoria Drive          49       Secretary                  Since
                            Suite 450                                                       November 2000
                            Cincinnati, OH
--------------------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
*Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Thomas W. Leavell is a Principal of the Adviser.

Mary Shannon Hope is a Principal of the Adviser.

Timothy S. Healey is a Principal of the Adviser.

Margaret H. Alves is Chief Compliance Officer of the Adviser. She is also an attorney with Alford, Clausen & McDonald, LLP.

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
For the fiscal year ended March 31, 2006 certain dividends paid by The Government Street Equity Fund and The Government Street Mid-Cap Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount of $1,289,147 and $64,987, respectively, as taxed at a maximum rate of 15%, as well as $718,832 and $196,687, respectively, as long-term gain distributions. Additionally, for the fiscal year ended March 31, 2006, 100% of the dividends paid from ordinary income by The Governent Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)
================================================================================
At an in-person meeting held on February 13, 2006, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of each Fund's Investment Advisory Agreement for a one-year period. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements, including the departure of certain professional personnel from the Adviser in January 2006 and their replacements, substantial net redemptions in each of the Funds, and the response by and impact on the Adviser with respect to these recent developments. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout benefits" to the Adviser. The Trustees

THE  GOVERNMENT  STREET FUNDS
DISCLOSURE  REGARDING  APPROVAL OF
INVESTMENT  ADVISORY  AGREEMENTS
(UNAUDITED) (CONTINUED)
================================================================================
also considered the Adviser's representations that all of the Funds' portfolio trades were executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered that neither the Funds nor the Adviser participate in any revenue sharing arrangements on behalf of the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of each Fund as compared to similarly managed funds and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided high quality services to the Fund;
(ii) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and they believe the fees to be reasonable given the quality of services provided by the Adviser; (iii) the total operating expense ratio of each Fund is in line with the average of comparably managed funds, as calculated and published by Morningstar, Inc.; and
(iv) the Adviser's voluntary commitment to cap overall operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund through advisory fee waivers has enabled those Funds to increase returns for shareholders and maintain an overall expense ratio lower than the average for similarly managed funds, as calculated and published by Morningstar, Inc. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout benefits" to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements, including recent developments concerning the Adviser. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                      This page intentionally left blank.

================================================================================
  ----------------------------------------------------------------------------


                           THE GOVERNMENT STREET FUNDS
                        =================================
                              NO LOAD MUTUAL FUNDS


                        INVESTMENT ADVISER
                        T. Leavell & Associates, Inc.
                        150 Government Street
                        Post Office Box 1307
                        Mobile, AL 36633

                        ADMINISTRATOR
                        Ultimus Fund Solutions, LLC
                        P.O. Box 46707
                        Cincinnati, OH 45246-0707
                        1-866-738-1125

                        LEGAL COUNSEL
                        Sullivan & Worcester LLP
                        One Post Office Square
                        Boston, MA 02109

                        INDEPENDENT REGISTERED PUBLIC
                        ACCOUNTING FIRM
                        Ernst & Young LLP
                        1900 Scripps Center
                        312 Walnut Street
                        Cincinnati, OH 45202

                        BOARD OF TRUSTEES
                        Austin Brockenbrough, III
                        John T. Bruce
                        Charles M. Caravati, Jr.
                        J. Finley Lee, Jr.
                        Richard L. Morrill
                        Harris V. Morrissette
                        Erwin H. Will, Jr.
                        Samuel B. Witt, III

                        PORTFOLIO MANAGERS
                        Thomas W. Leavell,
                          The Government Street Equity Fund
                          The Government Street Mid-Cap Fund
                        Timothy S. Healey,
                          The Government Street Mid-Cap Fund
                          The Alabama Tax Free Bond Fund
                        Richard E. Anthony, Jr.,
                          The Government Street Mid-Cap Fund
                        Mary Shannon Hope,
                          The Government Street Bond Fund




  ----------------------------------------------------------------------------
================================================================================

================================================================================





                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND






                                  ANNUAL REPORT


                                 MARCH 31, 2006



                               Investment Advisor
                      LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA





================================================================================

LETTER TO SHAREHOLDERS                                              MAY 12, 2006
================================================================================
Dear Fellow Shareholders:

THE JAMESTOWN BALANCED FUND

For the fiscal year ending March 31, 2006, The Jamestown Balanced Fund returned 9.1% versus a return of 10.0% for the Lipper Balanced Fund Index and a return of 7.8% for a blend of 60% S&P 500 and 40% Lehman Intermediate Government/Credit Index. The Lehman Intermediate Government/Credit Index rose 2.1% during the twelve month period, while the S&P 500 rose 11.7%. Continuing the trend seen for the last several years, value stocks (led by Energy, Financials, and Telecom Services) outperformed growth stocks as the Citigroup Large Capitalization Value Index increased 14.9% compared to an 8.5% return for the Citigroup Large Growth Index.

The outperformance of the equity portion of the Fund was driven by strong stock selection in the Healthcare and Industrial sectors. The Fund also benefited from being overweight Industrial and Energy stocks, while the underweight in Financials and Telecom Services hurt performance for the year. The fixed income portion of the Fund outperformed the Lehman Index due to our defensive maturity positioning as rates rose during the period. Shorter overall maturity than the Index helped as did our underweight in the 2-5 year maturity range that was hurt the worst by the persistent increase in the Federal Funds rate. Our overweight in spread-oriented products also helped as spreads relative to Treasury securities remained very tight.

The economy has continued to defy skeptics and has remained very strong in the face of higher energy prices and the Federal Reserve's campaign to raise interest rates. We do expect economic growth to begin moderating throughout the year as higher rates and higher energy prices slow down consumer spending. Although it has not happened yet, earnings growth should also begin to moderate from the higher than expected levels experienced over the last several years. The valuation on the S&P 500 still looks reasonable at less than 16X forecasted earnings.

The equity portion of the portfolio continues to be well diversified with a bias toward companies that can benefit from stronger corporate spending and stronger international economic growth. The portfolio is overweight the Industrial, Healthcare, and Technology sectors. We have recently reduced our Energy holdings to a weight in line with the S&P 500 and currently favor companies in the service sector over the producers. The fixed income portion of the Fund is still defensively positioned in its maturity structure relative to the Lehman Index, but we are looking for opportunities to lengthen maturities as the Federal Reserve nears the end of their rate hike campaign.

As of March 31, 2006, The Jamestown Balanced Fund had 1.0% in cash, 29.7% in fixed income, and 69.3% in equities.

THE JAMESTOWN EQUITY FUND

For the fiscal year ending March 31, 2006, The Jamestown Equity Fund returned 12.7% versus a return of 11.7% for the S&P 500. Continuing the trend seen for the last several years, value stocks (led by Energy, Financials, and Telecom Services) outperformed growth stocks as the Citigroup Large Capitalization Value Index increased 14.9% compared to an 8.5% return for the Citigroup Large Growth Index.

The good relative performance of the Fund was driven by strong stock selection in the Healthcare and Industrial sectors. The Fund also benefited from being overweight Industrial and Energy stocks, while the underweight in Financial and Telecom Services hurt performance for the year.

The economy has continued to defy skeptics and has remained very strong in the face of higher energy prices and the Federal Reserve's campaign to raise interest rates. We do expect economic growth to begin moderating throughout the year as higher rates and higher energy prices slow down consumer spending. Although it has not happened yet, earnings growth should also begin to moderate from the higher than expected levels experienced over the last several years. The valuation on the S&P 500 still looks reasonable at less than 16X forecasted earnings.

The portfolio continues to be well diversified with a bias toward companies that can benefit from stronger corporate spending and stronger international economic growth. The portfolio is overweight the Industrial, Healthcare, and Technology sectors. We have recently reduced our Energy holdings to a weight in line with the S&P 500 and favor companies in the service sector over the producers.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ending March 31, 2006, The Jamestown Tax Exempt Virginia Fund produced a total return of 1.8% compared to 2.9% for the Lipper Intermediate Municipal Fund Index. The broader Lehman Municipal Bond Index rose 3.8% during the same twelve-month period. During most of the fiscal year, the Fund faced the headwinds of a rising interest rate environment, which dampened returns for most fixed income investors.

Over the last two years the Federal Reserve has steadily increased short-term interest rates in response to robust economic growth and rising inflation risks. Monetary policy has shifted from overly accommodative in 2002-2004 to close to neutral by the first quarter of 2006. In March the Federal Reserve signaled that at least one more rate hike would likely be needed even though the tightening cycle is nearing its endpoint. During the year ending March 31, 2006, Treasury bond yields climbed sharply higher on shorter maturities while yields on longer maturities moved modestly higher, resulting in a flat yield curve by the end of the period. Municipal bond yields also moved sharply higher in short maturities. However, municipal bonds with maturities longer than 15 years saw yields decline slightly from the levels at the beginning of the fiscal year. For example, the yield on a 2-year AAA-rated municipal bond rose 79 basis points while the 10-year yield increased just 15 basis points. The yield spread between 2-year and 10-year AAA-rated municipal bonds narrowed to 45 basis points, while there was almost no yield spread between 2 and 10-year Treasuries at the end of the period.

Following a record year of issuances in 2005, the municipal bond market experienced a sharp decline in issuances during the first quarter of 2006, with new-issue volume nationally down 29% from a year ago. In Virginia, the supply crunch was even starker with new-issue volume down 57% from last year. Due to a steep drop in refunding issues, new issue volume is now expected to run well below the levels of the past two years. Meanwhile demand for tax-exempt paper continues to be healthy, causing municipal bonds to be well bid. With supply down and demand firm, municipal bonds became relatively more expensive and yields rose less than those of other bond sectors. The ratio of municipal bond yields to Treasury yields declined, with 5-year and 10-year ratios of 75% and 83%, respectively, as of March 31, 2006.

The Fund was positioned during the fiscal year in anticipation of higher interest rates, with a shorter average maturity and duration than that of its benchmarks. Rising bond yields negatively affected the Fund's performance by causing bond prices to fall. The Fund remains conservatively postured with its emphasis on high quality, intermediate maturities, which normally display lower price sensitivity due to changes in market yields than bonds with the longest maturities. In the past fiscal year, the twisting of the municipal yield curve and the narrowing of municipal yield ratios in the longest maturities rewarded strategies with greater exposure to long maturities.

Virginia bond issuers typically find strong demand for tax-exempt bonds due to the state's solid credit quality and the relatively high state income tax rate. Virginia bonds therefore command a premium price and lower yield than bonds issued by other states with lesser credit quality and/or state income tax rates. The Fund's single-state concentration in Virginia also caused the Fund's performance to lag behind that of funds with greater exposure to higher-yielding general market bonds. Nevertheless, Fund shareholders who are Virginia residents benefit from double tax-free treatment on the Fund's income dividends.

As of March 31, 2006, The Fund had an average effective maturity of 4.7 years, an effective duration of 4.0 years, and a current yield of 3.43%, which produced a tax equivalent yield of 5.28% (assuming a maximum 35.0% federal tax rate).

The Jamestown Tax Exempt Virginia Fund returned 3.4% on an annualized basis for the five years ended March 31, 2006, versus 4.0% for the Lipper Intermediate Municipal Fund Index. For the ten-year period, the Fund generated an annualized return of 4.3%, as compared to the 4.7% annualized return for the Lipper Intermediate Municipal Fund Index.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ending March 31, 2006, The Jamestown International Equity Fund returned 24.5% and the Morgan Stanley EAFE Index rose 24.4%. International equity markets continued to outperform their domestic counterparts as they have since the recovery that began in global equity markets in early 2003. Similar to the trends seen in domestic equities, value securities have continued to outperform growth oriented equities. As economic growth begins to moderate, Oechsle International Advisors believes that the markets will return to companies that can continue to show earnings growth in a slower growth environment.

A string of positive surprises among leading economic indicators pointed to accelerating growth across Europe and Japan. Materials, Financials, and Industrial stocks continued to outperform. The Fund benefited over the past twelve months by overweighting the Finance sector with a particular emphasis on Japanese Financial stocks. The Fund has been underweight Materials and Industrials, which detracted from performance over the period.

While Oechsle believes that the U.S. economy will likely slow behind weaker consumer spending, economic activity in the rest of the world is broadly improving. Both European and Japanese consumers appear poised to pick up any demand slack from the U.S. consumer. Business around the world appears healthy as trends in globalization, privatization, and corporate restructuring are boosting global economic activity.

As the U.S. Federal Reserve and the European Central Bank both raised their key short term interest rates during the most recent quarter, liquidity will continue to tighten in the key global economies. However, given their low bases, liquidity conditions should remain supportive for equities in general and higher quality companies should benefit. Market volatility should pick up as investors differentiate between slow and fast growing companies.

Sustained moderate inflation remains a key component of Oechsle's favorable economic and investment perspective. While their outlook is broadly positive from both an economic and investment perspective, Oechsle acknowledges that there are several risks that include a sharper than expected slowdown in the U.S. consumer, a continued sharp rise in oil and other commodities, and a surge in terrorists activities or global health risks.

As of March 31, 2006, The Fund had 44.6% invested in Continental Europe, 17.8% in the United Kingdom, 30.9% in Japan, 3.2% in the Pacific Basin outside of Japan, and 0.4% in Emerging Markets.

                                    Sincerely,

                                    /s/ Charles M. Caravati, III, CFA

                                    Charles M. Caravati, III, CFA
                                    President
                                    Jamestown Balanced Fund
                                    Jamestown Equity Fund
                                    Jamestown International Equity Fund



                                    /s/ Joseph A. Jennings, III

                                    Joseph A. Jennings, III
                                    President
                                    Jamestown Tax Exempt Virginia Fund

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================



   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


                               [GRAPHIC OMITTED]

         STANDARD & POOR'S 500 INDEX:         THE JAMESTOWN BALANCED FUND:
         ----------------------------         ----------------------------

             DATE        BALANCE                  DATE         BALANCE
             ----        -------                  ----         -------
           03/31/96   $   10,000                03/31/96     $  10,000
           06/30/96       10,449                06/30/96        10,305
           09/30/96       10,772                09/30/96        10,553
           12/31/96       11,670                12/31/96        11,209
           03/31/97       11,983                03/31/97        11,229
           06/30/97       14,075                06/30/97        12,499
           09/30/97       15,129                09/30/97        13,120
           12/31/97       15,563                12/31/97        13,438
           03/31/98       17,734                03/31/98        14,869
           06/30/98       18,320                06/30/98        14,949
           09/30/98       16,497                09/30/98        13,633
           12/31/98       20,011                12/31/98        15,893
           03/31/99       21,008                03/31/99        15,993
           06/30/99       22,489                06/30/99        16,487
           09/30/99       21,084                09/30/99        16,020
           12/31/99       24,222                12/31/99        17,716
           03/31/00       24,777                03/31/00        18,536
           06/30/00       24,118                06/30/00        18,791
           09/30/00       23,884                09/30/00        18,243
           12/31/01       22,019                12/31/00        17,867
           03/31/01       19,408                03/31/01        16,191
           06/30/01       20,543                06/30/01        16,353
           09/30/01       17,528                09/30/01        14,801
           12/31/01       19,400                12/31/01        15,852
           03/31/02       19,454                03/31/02        15,670
           06/30/02       16,847                06/30/02        14,974
           09/30/02       13,936                09/30/02        13,868
           12/31/02       15,112                12/31/02        14,202
           03/31/03       14,636                03/31/03        14,094
           06/30/03       16,889                06/30/03        15,395
           09/30/03       17,336                09/30/03        15,488
           12/31/03       19,447                12/31/03        16,534
           03/31/04       19,776                03/31/04        16,954
           06/30/04       20,117                06/30/04        17,097
           09/30/04       19,741                09/30/04        16,959
           12/31/04       21,563                12/31/04        17,674
           03/31/05       21,100                03/31/05        17,433
           06/30/05       21,389                06/30/05        17,649
           09/30/05       22,160                09/30/05        18,230
           12/31/05       22,622                12/31/05        18,558
           03/31/06       23,574                03/31/06        19,026



           CONSUMER PRICE INDEX
           --------------------

             DATE        BALANCE
             ----        -------
           03/31/96    $  10,000
           06/30/96       10,110
           09/30/96       10,155
           12/31/96       10,238
           03/31/97       10,310
           06/30/97       10,329
           09/30/97       10,375
           12/31/97       10,439
           03/31/98       10,452
           06/30/98       10,510
           09/30/98       10,554
           12/31/98       10,599
           03/31/99       10,625
           06/30/99       10,721
           09/30/99       10,779
           12/31/99       10,863
           03/31/00       10,966
           06/30/00       11,076
           09/30/00       11,160
           12/31/00       11,244
           03/31/01       11,354
           06/30/01       11,477
           09/30/01       11,464
           12/31/01       11,457
           03/31/02       11,484
           06/30/02       11,612
           09/30/02       11,670
           12/31/02       11,709
           03/31/03       11,825
           06/30/03       11,851
           09/30/03       11,922
           12/31/03       11,916
           03/31/04       12,026
           06/30/04       12,213
           09/30/04       12,239
           12/31/04       12,335
           03/31/05       12,485
           06/30/05       12,655
           09/30/05       12,785
           12/31/05       12,863
           03/31/06       12,935

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                          (for periods ended March 31, 2006)

                                             1 YEAR   5 YEARS  10 YEARS
The Jamestown Balanced Fund                   9.14%    3.28%     6.64%
Standard & Poor's 500 Index                  11.73%    3.97%     8.95%
Consumer Price Index                          3.61%    2.64%     2.61%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================



  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
   EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


                                [GRAPHIC OMITTED]


         STANDARD & POOR'S 500 INDEX:          THE JAMESTOWN EQUITY FUND:
         ----------------------------          --------------------------

             DATE        BALANCE                  DATE         BALANCE
             ----        -------                  ----         -------
           03/31/96    $  10,000                03/31/96     $  10,000
           06/30/96       10,449                06/30/96        10,405
           09/30/96       10,772                09/30/96        10,690
           12/31/96       11,670                12/31/96        11,527
           03/31/97       11,983                03/31/97        11,527
           06/30/97       14,075                06/30/97        13,293
           09/30/97       15,129                09/30/97        14,090
           12/31/97       15,563                12/31/97        14,469
           03/31/98       17,734                03/31/98        16,569
           06/30/98       18,320                06/30/98        16,544
           09/30/98       16,497                09/30/98        14,136
           12/31/98       20,011                12/31/98        17,938
           03/31/99       21,008                03/31/99        17,949
           06/30/99       22,489                06/30/99        18,926
           09/30/99       21,084                09/30/99        18,052
           12/31/99       24,222                12/31/99        20,925
           03/31/00       24,777                03/31/00        22,263
           06/30/00       24,118                06/30/00        22,631
           09/30/00       23,884                09/30/00        21,373
           12/31/00       22,019                12/31/00        20,566
           03/31/01       19,408                03/31/01        17,478
           06/30/01       20,543                06/30/01        17,715
           09/30/01       17,528                09/30/01        14,822
           12/31/01       19,400                12/31/01        16,499
           03/31/02       19,454                03/31/02        16,182
           06/30/02       16,847                06/30/02        14,810
           09/30/02       13,936                09/30/02        12,640
           12/31/02       15,112                12/31/02        13,051
           03/31/03       14,636                03/31/03        12,760
           06/30/03       16,889                06/30/03        14,497
           09/30/03       17,336                09/30/03        14,612
           12/31/03       19,447                12/31/03        16,139
           03/31/04       19,776                03/31/04        16,601
           06/30/04       20,117                06/30/04        16,973
           09/30/04       19,741                09/30/04        16,614
           12/31/04       21,563                12/31/04        17,609
           03/31/05       21,100                03/31/05        17,321
           06/30/05       21,389                06/30/05        17,458
           09/30/05       22,160                09/30/05        18,355
           12/31/05       22,622                12/31/05        18,791
           03/31/06       23,574                03/31/06        19,518


            CONSUMER PRICE INDEX
            --------------------

             DATE        BALANCE
             ----        -------
           03/31/96    $  10,000
           06/30/96       10,110
           09/30/96       10,155
           12/31/96       10,238
           03/31/97       10,310
           06/30/97       10,329
           09/30/97       10,375
           12/31/97       10,439
           03/31/98       10,452
           06/30/98       10,510
           09/30/98       10,554
           12/31/98       10,599
           03/31/99       10,625
           06/30/99       10,721
           09/30/99       10,779
           12/31/99       10,863
           03/31/00       10,966
           06/30/00       11,076
           09/30/00       11,160
           12/31/00       11,244
           03/31/01       11,354
           06/30/01       11,477
           09/30/01       11,464
           12/31/01       11,457
           03/31/02       11,484
           06/30/02       11,612
           09/30/02       11,670
           12/31/02       11,709
           03/31/03       11,825
           06/30/03       11,851
           09/30/03       11,922
           12/31/04       11,916
           03/31/04       12,026
           06/30/04       12,213
           09/30/04       12,239
           12/31/04       12,335
           03/31/05       12,485
           06/30/05       12,655
           09/30/05       12,785
           12/31/05       12,863
           03/31/06       12,935

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                          (for periods ended March 31, 2006)

                                             1 YEAR   5 YEARS  10 YEARS
The Jamestown Equity Fund                    12.69%    2.23%     6.92%
Standard & Poor's 500 Index                  11.73%    3.97%     8.95%
Consumer Price Index                          3.61%    2.64%     2.61%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


         COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE LIPPER INTERMEDIATE MUNICIPAL FUND
                   INDEX AND THE LEHMAN MUNICIPAL BOND INDEX


                                [GRAPHIC OMITTED]


      LEHMAN MUNICIPAL BOND INDEX:      THE JAMESTOWN TAX EXEMPT VIRGINIA FUND:
      ----------------------------      --------------------------------------

           DATE        BALANCE                  DATE         BALANCE
           ----        -------                  ----         -------
         03/31/96    $  10,000               03/31/96      $  10,000
         06/30/96       10,077                06/30/96        10,063
         09/30/96       10,307                09/30/96        10,229
         12/31/96       10,570                12/31/96        10,449
         03/31/97       10,545                03/31/97        10,439
         06/30/97       10,908                06/30/97        10,720
         09/30/97       11,237                09/30/97        10,947
         12/31/97       11,542                12/31/97        11,188
         03/31/98       11,675                03/31/98        11,275
         06/30/98       11,853                06/30/98        11,407
         09/30/98       12,216                09/30/98        11,744
         12/31/98       12,290                12/31/98        11,792
         03/31/99       12,399                03/31/99        11,830
         06/30/99       12,180                06/30/99        11,648
         09/30/99       12,131                09/30/99        11,641
         12/31/99       12,037                12/31/99        11,587
         03/31/00       12,389                03/31/00        11,835
         06/30/00       12,576                06/30/00        11,966
         09/30/00       12,880                09/30/00        12,208
         12/31/00       13,444                12/31/00        12,628
         03/31/01       13,742                03/31/01        12,896
         06/30/01       13,831                06/30/01        12,957
         09/30/01       14,220                09/30/01        13,254
         12/31/01       14,133                12/31/01        13,190
         03/31/02       14,266                03/31/02        13,291
         06/30/02       14,788                06/30/02        13,708
         09/30/02       15,490                09/30/02        14,276
         12/31/02       15,490                12/31/02        14,289
         03/31/03       15,676                03/31/03        14,386
         06/30/03       16,081                06/30/03        14,678
         09/30/03       16,093                09/30/03        14,665
         12/31/03       16,313                12/31/03        14,762
         03/31/04       16,596                03/31/04        14,905
         06/30/04       16,202                06/30/04        14,613
         09/30/04       16,831                09/30/04        15,004
         12/31/04       17,041                12/31/04        15,078
         03/31/05       17,035                03/31/05        14,933
         06/30/05       17,534                06/30/05        15,241
         09/30/05       17,513                09/30/05        15,178
         12/31/05       17,640                12/31/05        15,238
         03/31/06       17,684                03/31/06        15,208


  LIPPER INTERMEDIATE MUNICIPAL FUND INDEX:
  ----------------------------------------

           DATE        BALANCE
           ----        -------
         03/31/96    $  10,000
         06/30/96       10,044
         09/30/96       10,229
         12/31/96       10,454
         03/31/97       10,452
         06/30/97       10,728
         09/30/97       10,991
         12/31/97       11,228
         03/31/98       11,336
         06/30/98       11,473
         09/30/98       11,792
         12/31/98       11,859
         03/31/99       11,925
         06/30/99       11,725
         09/30/99       11,733
         12/31/99       11,696
         03/31/00       11,902
         06/30/02       12,046
         09/30/00       12,298
         12/31/00       12,710
         03/31/01       12,997
         06/30/01       13,094
         09/30/01       13,433
         12/31/01       13,320
         03/31/02       13,416
         06/30/02       13,891
         09/30/02       14,428
         12/31/02       14,431
         03/31/03       14,574
         06/30/03       14,895
         09/30/03       14,924
         12/31/03       15,060
         03/31/04       15,235
         06/30/04       14,935
         09/30/04       15,381
         12/31/04       15,490
         03/31/05       15,376
         06/30/05       15,744
         09/30/05       15,713
         12/31/05       15,801
         03/31/06       15,817

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                          (for periods ended March 31, 2006)

                                             1 YEAR   5 YEARS  10 YEARS
The Jamestown Tax Exempt Virginia Fund        1.83%    3.35%     4.28%
Lipper Intermediate Municipal Fund Index      2.87%    4.01%     4.69%
Lehman Municipal Bond Index                   3.81%    5.18%     5.87%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST
                               INDEX (EAFE INDEX)


   MORGAN STANLEY EUROPE, AUSTRALIA
   AND FAR EAST INDEX (EAFE INDEX)    THE JAMESTOWN INTERNATIONAL EQUITY FUND
   --------------------------------   ---------------------------------------

       DATE         BALANCE                       DATE         BALANCE
       ----         -------                       ----         -------
    04/30/96      $  10,000                     04/16/96     $  10,000
    06/30/96          9,871                     06/30/96         9,820
    09/30/96          9,859                     09/30/96         9,539
    12/31/96         10,016                     12/31/96         9,770
    03/31/97          9,860                     03/31/97         9,850
    06/30/97         11,138                     06/30/97        11,407
    09/30/97         11,059                     09/30/97        11,899
    12/31/97         10,193                     12/31/97        10,984
    03/31/98         11,693                     03/31/98        12,773
    06/30/98         11,817                     06/30/98        13,370
    09/30/98         10,138                     09/30/98        11,527
    12/31/98         12,232                     12/31/98        13,615
    03/31/99         12,402                     03/31/99        13,879
    06/30/99         12,717                     06/30/99        14,490
    09/30/99         13,277                     09/30/99        15,366
    12/31/99         15,532                     12/31/99        19,008
    03/31/00         15,517                     03/31/00        19,341
    06/30/00         14,902                     06/30/00        17,682
    09/30/00         13,701                     09/30/00        16,245
    12/31/00         13,333                     12/31/00        15,128
    03/31/01         11,501                     03/31/01        12,902
    06/30/01         11,380                     06/30/01        12,486
    09/30/01          9,787                     09/30/01        10,231
    12/31/01         10,469                     12/31/01        11,003
    03/31/02         10,522                     03/31/02        11,139
    06/30/02         10,299                     06/30/02        10,643
    09/30/02          8,267                     09/30/02         8,361
    12/31/02          8,800                     12/31/02         8,782
    03/31/03          8,078                     03/31/03         7,889
    06/30/03          9,634                     06/30/03         9,377
    09/30/03         10,417                     09/30/03         9,965
    12/31/03         12,195                     12/31/03        11,398
    03/31/04         12,723                     03/31/04        11,851
    06/30/04         12,751                     06/30/04        11,801
    09/30/04         12,715                     09/30/04        11,486
    12/31/04         14,663                     12/31/04        13,289
    03/31/05         14,640                     03/31/05        13,096
    06/30/05         14,493                     06/30/05        12,691
    09/30/05         15,998                     09/30/05        14,112
    12/31/05         16,650                     12/31/05        14,994
    03/31/06         18,216                     03/31/06        16,311

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                          (for periods ended March 31, 2006)

                                          1 YEAR    5 YEARS   SINCE INCEPTION*
The Jamestown International Equity Fund    24.54%    4.80%         5.04%
Morgan Stanley Europe, Australia and
  Far East Index (EAFE Index)              24.43%    9.63%         6.23%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Initial public offering of shares was April 16, 1996.

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
---------------------------------       TEN LARGEST EQUITY HOLDINGS   NET ASSETS
                                        ----------------------------------------
[GRAPHIC OMITTED]                       General Electric Company         2.0%
                                        Noble Corporation                2.0%
Common Stocks            69.3%          WellPoint, Inc.                  1.9%
Fixed Income             29.7%          Cisco Systems, Inc.              1.7%
Cash Equivalents          1.0%          Dover Corporation                1.7%
                                        Home Depot, Inc.                 1.6%
                                        PepsiCo, Inc.                    1.6%
                                        Bank of America Corporation      1.6%
                                        Amgen, Inc.                      1.5%
                                        American International Group     1.4%



EQUITY INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (69.3% OF NET ASSETS)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]                          THE
                                        JAMESTOWN
                                         BALANCED     S&P 500
                                           FUND        INDEX
--------------------------------------------------------------

Consumer Discretionary                    10.4%        10.2%
Consumer Staples                           6.8%         9.3%
Energy                                    10.1%         9.6%
Financials                                17.3%        21.0%
Health Care                               16.9%        12.9%
Industrials                               15.1%        11.5%
Information Technology                    18.8%        16.0%
Materials                                  2.3%         3.0%
Telecommunication Services                 1.2%         3.3%
Utilities                                  1.1%         3.2%





FIXED-INCOME PORTFOLIO (29.7% OF NET ASSETS)  SECTOR BREAKDOWN
--------------------------------------------  ----------------------------------
Average Stated Maturity (Years)         4.3   U.S. Treasury               17.5%
Average Duration (Years)                3.3   U.S. Government Agency      20.9%
Average Coupon                        5.53%   Mortgage-Backed             14.8%
Average Yield to Maturity             5.31%   Corporate                   44.1%
                                              Municipal                    1.4%
                                              Canadian Regional Authority  1.3%


             CREDIT QUALITY         % OF FIXED INCOME PORTFOLIO
             --------------------------------------------------
             AAA                               2.8%
             AA                                5.6%
             A                                30.9%
             BAA                               7.5%
             U.S. Treasury                    17.4%
             U.S. Government Agency           35.8%

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
---------------------------------       TEN LARGEST EQUITY HOLDINGS   NET ASSETS
                                        ----------------------------------------
    [GRAPHIC OMITTED]                   General Electric Company         2.9%
                                        Noble Corporation                2.7%
Stocks                   99.8%          WellPoint, Inc.                  2.5%
Cash Equivalents          0.2%          Dover Corporation                2.5%
                                        Cisco Systems, Inc.              2.5%
                                        Home Depot, Inc.                 2.4%
                                        PepsiCo, Inc.                    2.3%
                                        Amgen, Inc.                      2.0%
                                        Prudential Financial, Inc.       2.0%
                                        Ingersoll Rand Company - Class A 2.0%

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                           THE
                                         JAMESTOWN
                                          EQUITY       S&P 500
                                           FUND         INDEX
--------------------------------------------------------------
Consumer Discretionary                     10.8%        10.2%
Consumer Staples                            6.2%         9.3%
Energy                                     10.0%         9.6%
Financials                                 16.5%        21.0%
Health Care                                16.4%        12.9%
Industrials                                15.3%        11.5%
Information Technology                     19.7%        16.0%
Materials                                   2.3%         3.0%
Telecommunication Services                  1.4%         3.3%
Utilities                                   1.2%         3.2%
Cash Equivalents                            0.2%         0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

          CHARACTERISTICS               MATURITY BREAKDOWN (% OF PORTFOLIO)
         (WEIGHTED AVERAGE)             ----------------------------------------
-------------------------------------
Current Yield                3.43%                 [GRAPHIC OMITTED]
Tax-Equivalent Yield         5.28%*
Average Maturity (Years)       4.7              0-2 Years          24%
Average Duration (Years)       4.0              2-5 Years          36%
Average Quality                AA+              5-10 Years         40%
Number of Issues                36

*  Assumes a maximum 35.0% federal tax rate.


CREDIT QUALITY (% OF PORTFOLIO)         SECTOR DIVERSIFICIATION (% OF PORTFOLIO)
-------------------------------------   ----------------------------------------

    [GRAPHIC OMITTED]                              [GRAPHIC OMITTED]

AAA           60.3%                     Revenues                   52.3%
AA            39.7%                     Government Guaranteed      32.2%
                                        Floating Rate Notes        13.8%
                                        General Obligations         1.7%

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PERFORMANCE INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                        % OF
-----------------------------   TEN LARGEST HOLDINGS      COUNTRY     NET ASSETS
                                ------------------------------------------------
    [GRAPHIC OMITTED]           Mitsubishi UFJ
                                 Financial Group, Inc.     Japan          2.9%
Stocks            96.9%         GlaxoSmithKline PLC    United Kingdom     2.4%
Cash Equivalents   3.1%         Repsol YPF SA              Spain          2.3%
                                Sumitomo Mitsui
                                 Financial Group, Inc.     Japan          2.2%
                                Mitsubishi Estate
                                 Company Ltd.              Japan          2.2%
                                Nomura Holdings, Inc.      Japan          2.0%
                                Koninkijke (Royal)
                                 KPN NV                 Netherlands       2.0%
                                ENI SpA                    Italy          1.9%
                                Royal Dutch Shell
                                 PLC - Class A         United Kingdom     1.9%
                                Schering AG               Germany         1.8%



GEOGRAPHIC DIVERSIFICATION VS. THE MORGAN STANLEY EAFE INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                             THE
                          JAMESTOWN       MORGAN
                        INTERNATIONAL     STANLEY
                            EQUITY         EAFE
                             FUND          INDEX
                          ----------------------
Australia                    1.9%          5.1%
France                       8.5%          9.8%
Germany                     11.6%          7.1%
Greece                       1.0%          0.7%
Italy                        4.3%          3.8%
Japan                       30.9%         25.4%
Netherlands                  7.3%          3.5%
Singapore                    1.2%          0.8%
Spain                        3.1%          3.8%
Sweden                       2.4%          2.4%
Switzerland                  5.5%          6.7%
United Kingdom              17.8%         23.4%
Other                        1.4%          7.5%
Cash Equivalents             3.1%          0.0%

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2006
==================================================================================================================
                                                                                    JAMESTOWN         JAMESTOWN
                                                    JAMESTOWN       JAMESTOWN       TAX EXEMPT      INTERNATIONAL
                                                     BALANCED         EQUITY         VIRGINIA          EQUITY
                                                       FUND            FUND            FUND             FUND
------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in securities:
   At acquisition cost .......................... $ 47,311,393    $ 33,549,590    $ 29,799,635    $ 15,141,857
                                                  ============    ============    ============    ============
   At value (Note 1) ............................ $ 56,975,180    $ 42,935,309    $ 30,229,349    $ 20,931,243
 Cash ...........................................           --              --              --         525,820
 Cash denominated in
   foreign currency(a) (Note 5) .................           --              --              --          50,848
 Dividends and interest receivable ..............      237,422          29,289         388,495          62,550
 Receivable for capital shares sold .............       13,141          11,589              --         175,000
 Net unrealized appreciation on forward
   foreign currency exchange contracts (Note 6) .           --              --              --             202
 Other assets ...................................        1,624           5,765           5,513           1,267
                                                  ------------    ------------    ------------    ------------
   TOTAL ASSETS .................................   57,227,367      42,981,952      30,623,357      21,746,930
                                                  ------------    ------------    ------------    ------------

LIABILITIES
 Distributions payable ..........................      122,835         116,806          18,485              --
 Payable for capital shares redeemed ............      177,633          66,713         170,743              --
 Payable for securities purchased ...............           --              --              --         101,358
 Accrued investment advisory fees (Note 3) ......       31,641          23,641           8,838          13,700
 Accrued administration fees (Note 3) ...........        6,500           5,100           3,800           3,600
 Other accrued expenses .........................        9,729              --              --          28,350
                                                  ------------    ------------    ------------    ------------
   TOTAL LIABILITIES ............................      348,338         212,260         201,866         147,008
                                                  ------------    ------------    ------------    ------------

NET ASSETS ...................................... $ 56,879,029    $ 42,769,692    $ 30,421,491    $ 21,599,922
                                                  ============    ============    ============    ============

Net assets consist of:
 Paid-in capital ................................ $ 47,361,367    $ 33,450,575    $ 29,986,904    $ 32,170,642
 Undistributed (overdistributed) net
   investment income ............................      (37,454)          1,445          10,932          15,336
 Accumulated net realized losses
   from security transactions ...................     (108,671)        (68,047)         (6,059)    (16,375,489)
 Net unrealized appreciation on investments .....    9,663,787       9,385,719         429,714       5,789,386
 Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies .           --              --              --              47
                                                  ------------    ------------    ------------    ------------
Net assets ...................................... $ 56,879,029    $ 42,769,692    $ 30,421,491    $ 21,599,922
                                                  ============    ============    ============    ============

Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
 no par value) ..................................    3,798,437       2,317,558       3,026,281       1,693,086
                                                  ============    ============    ============    ============

Net asset value, offering price and redemption
 price per share(b) ............................. $      14.97    $      18.45    $      10.05    $      12.76
                                                  ============    ============    ============    ============

(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $50,846.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2006
==================================================================================================================
                                                                                    JAMESTOWN         JAMESTOWN
                                                    JAMESTOWN       JAMESTOWN       TAX EXEMPT      INTERNATIONAL
                                                     BALANCED         EQUITY         VIRGINIA          EQUITY
                                                       FUND            FUND            FUND             FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends ...................................... $    537,883    $    507,706    $      9,982    $    520,517
 Foreign withholding taxes on dividends .........           --              --              --         (68,070)
 Interest .......................................    1,091,431          31,028       1,296,719           6,984
                                                  ------------    ------------    ------------    ------------
   TOTAL INVESTMENT INCOME ......................    1,629,314         538,734       1,306,701         459,431
                                                  ------------    ------------    ------------    ------------

EXPENSES
 Investment advisory fees (Note 3) ..............      406,154         274,436         124,772         197,293
 Administration fees (Note 3) ...................       81,294          59,054          45,304          39,513
 Professional fees ..............................        20,60          17,768          15,862          19,552
 Custodian fees .................................       10,891           9,189           5,057          43,287
 Trustees' fees and expenses ....................       13,591          13,591          13,591          13,591
 Pricing costs ..................................        9,487           1,776           5,604          31,980
 Postage and supplies ...........................        8,744           9,506           6,087           6,852
 Registration fees ..............................        5,980           6,230           1,436           5,412
 Compliance consulting fees (Note 3) ............        7,192           4,972           3,547           2,317
 Printing of shareholder reports ................        2,874           4,097           1,665           2,055
 Insurance expense ..............................        4,175           3,046           2,379           1,682
 Other expenses .................................        8,168           6,977           2,710           4,862
                                                  ------------    ------------    ------------    ------------
   TOTAL EXPENSES ...............................      579,158         410,642         228,014         368,396
 Fees waived by the Adviser (Note 3) ............           --              --         (12,782)        (84,295)
 Expenses reimbursed through a directed
   brokerage arrangement (Note 4) ...............      (24,000)        (24,000)             --              --
                                                  ------------    ------------    ------------    ------------
   NET EXPENSES .................................      555,158         386,642         215,232         284,101
                                                  ------------    ------------    ------------    ------------

NET INVESTMENT INCOME ...........................    1,074,156         152,092       1,091,469         175,330
                                                  ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN  CURRENCIES  (Note 5)
 Net realized gains (losses) from:
   Security transactions ........................    3,960,067       3,030,933          26,160         939,193
   Foreign currency transactions ................           --              --              --          (2,031)
 Net change in unrealized appreciation/
   depreciation on:
   Investments ..................................      475,466       1,861,077        (554,553)      3,281,131
   Foreign currency translation .................           --              --              --              62
                                                  ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN CURRENCIES .........................    4,435,533       4,892,010        (528,393)      4,218,355
                                                  ------------    ------------    ------------    ------------

NET INCREASE IN NET ASSETS
 FROM OPERATIONS ................................ $  5,509,689    $  5,044,102    $    563,076    $  4,393,685
                                                  ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================
                                                             JAMESTOWN                       JAMESTOWN
                                                           BALANCED FUND                    EQUITY FUND
                                                  ----------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR
                                                       ENDED           ENDED           ENDED           ENDED
                                                      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                       2006            2005            2006            2005
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income .......................... $  1,074,156    $  1,171,563    $    152,092    $    291,596
 Net realized gains on
   security transactions ........................    3,960,067       2,503,054       3,030,933       2,936,243
 Net change in unrealized appreciation/
   depreciation on investments ..................      475,466      (1,945,221)      1,861,077      (1,239,526)
                                                  ------------    ------------    ------------    ------------
Net increase in net assets
 from operations ................................    5,509,689       1,729,396       5,044,102       1,988,313
                                                  ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .....................   (1,102,478)     (1,211,016)       (151,097)       (291,146)
 From net realized gains from
   security transactions ........................   (3,872,793)     (2,479,946)     (3,031,520)     (2,982,053)
                                                  ------------    ------------    ------------    ------------
Net decrease in net assets from
 distributions to shareholders ..................   (4,975,271)     (3,690,962)     (3,182,617)     (3,273,199)
                                                  ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ......................    2,477,785       2,063,209       1,520,283       2,989,063
 Net asset value of shares issued in reinvestment
   of distributions to shareholders .............    4,684,832       3,472,724       2,887,949       3,081,869
 Payments for shares redeemed ...................  (13,052,698)     (5,177,280)     (5,752,829)    (12,719,998)
                                                  ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
 capital share transactions .....................   (5,890,081)        358,653      (1,344,597)     (6,649,066)
                                                  ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS ..................................   (5,355,663)     (1,602,913)        516,888      (7,933,952)

NET ASSETS
 Beginning of year ..............................   62,234,692      63,837,605      42,252,804      50,186,756
                                                  ------------    ------------    ------------    ------------
 End of year .................................... $ 56,879,029    $ 62,234,692    $ 42,769,692    $ 42,252,804
                                                  ============    ============    ============    ============

UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME .......................... $    (37,454)   $    (73,816)   $      1,445    $        450
                                                  ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
 Sold ...........................................      165,132         134,979          82,920         162,067
 Reinvested .....................................      313,505         230,750         160,456         173,805
 Redeemed .......................................     (850,187)       (340,541)       (314,377)       (692,771)
                                                  ------------    ------------    ------------    ------------
 Net increase (decrease) in shares outstanding ..     (371,550)         25,188         (71,001)       (356,899)
 Shares outstanding, beginning of year ..........    4,169,987       4,144,799       2,388,559       2,745,458
                                                  ------------    ------------    ------------    ------------
 Shares outstanding, end of year ................    3,798,437       4,169,987       2,317,558       2,388,559
                                                  ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================
                                                       JAMESTOWN TAX EXEMPT                  JAMESTOWN
                                                          VIRGINIA FUND              INTERNATIONAL EQUITY FUND
                                                  ----------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR
                                                       ENDED           ENDED           ENDED           ENDED
                                                      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                       2006            2005            2006            2005
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income .......................... $  1,091,469    $  1,154,607    $    175,330    $    155,094
 Net realized gains (losses) from:
   Security transactions ........................       26,160          31,027         939,193       2,520,865
   Foreign currency transactions ................           --              --          (2,031)         (9,732)
 Net change in unrealized appreciation/
   depreciation on:
   Investments ..................................     (554,553)     (1,106,925)      3,281,131        (782,364)
   Foreign currency translation .................           --              --              62          (1,411)
                                                  ------------    ------------    ------------    ------------
Net increase in net assets from operations ......      563,076          78,709       4,393,685       1,882,452
                                                  ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .....................   (1,089,001)     (1,141,162)       (164,170)       (157,727)
                                                  ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ......................    1,971,725       3,119,028         764,281       1,122,011
 Net asset value of shares issued in reinvestment
   of distributions to shareholders .............      867,903         866,777         161,289         152,797
 Proceeds from redemption fees collected ........           --              --               5              --
 Payments for shares redeemed ...................   (3,451,665)     (4,966,001)     (3,820,953)     (3,892,103)
                                                  ------------    ------------    ------------    ------------
Net decrease in net assets from
 capital share transactions .....................     (612,037)       (980,196)     (2,895,378)     (2,617,295)
                                                  ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS .....................................   (1,137,962)     (2,042,649)      1,334,137        (892,570)

NET ASSETS
 Beginning of year ..............................   31,559,453      33,602,102      20,265,785      21,158,355
                                                  ------------    ------------    ------------    ------------
 End of year .................................... $ 30,421,491    $ 31,559,453    $ 21,599,922    $ 20,265,785
                                                  ============    ============    ============    ============

UNDISTRIBUTED NET
 INVESTMENT INCOME .............................. $     10,932    $      8,888    $     15,336    $      6,207
                                                  ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
 Sold ...........................................      193,535         301,917          64,093         111,780
 Reinvested .....................................       85,055          83,713          14,029          14,839
 Redeemed .......................................     (338,953)       (479,453)       (347,821)       (410,618)
                                                  ------------    ------------    ------------    ------------
 Net decrease in shares outstanding .............      (60,363)        (93,823)       (269,699)       (283,999)
 Shares outstanding, beginning of year ..........    3,086,644       3,180,467       1,962,785       2,246,784
                                                  ------------    ------------    ------------    ------------
 Shares outstanding, end of year ................    3,026,281       3,086,644       1,693,086       1,962,785
                                                  ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                 ------------------------------------------------------------------------
                                                    2006           2005           2004           2003          2002(a)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    14.92     $    15.40     $    13.76     $    15.66     $    16.78
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income .......................         0.26           0.29           0.27           0.31           0.32
 Net realized and unrealized gains
   (losses) on investments ...................         1.06           0.14           2.48          (1.88)         (0.86)
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............         1.32           0.43           2.75          (1.57)         (0.54)
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ........        (0.27)         (0.30)         (0.29)         (0.33)         (0.35)
 Distributions from net realized gains .......        (1.00)         (0.61)         (0.82)            --          (0.23)
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (1.27)         (0.91)         (1.11)         (0.33)         (0.58)
                                                 ----------     ----------     ----------     ----------     ----------


Net asset value at end of year ...............   $    14.97     $    14.92     $    15.40     $    13.76     $    15.66
                                                 ==========     ==========     ==========     ==========     ==========

Total return(b) ..............................        9.14%          2.83%         20.29%        (10.06%)        (3.22%)
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   56,879     $   62,235     $   63,838     $   65,339     $   96,824
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets         0.93%          0.92%          0.91%          0.90%          0.86%

Ratio of net expenses to average net assets(c)        0.89%          0.88%          0.88%          0.87%          0.83%

Ratio of net investment income to
 average net assets ..........................        1.72%          1.87%          1.77%          2.12%          1.97%

Portfolio turnover rate ......................          49%            29%            36%            38%            62%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                 ------------------------------------------------------------------------
                                                    2006           2005           2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    17.69     $    18.28     $    14.47     $    18.40     $    19.94
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income .......................         0.07           0.12           0.05           0.04           0.06
 Net realized and unrealized gains
   (losses) on investments ...................         2.11           0.65           4.30          (3.93)         (1.54)
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............         2.18           0.77           4.35          (3.89)         (1.48)
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ........        (0.07)         (0.12)         (0.05)         (0.04)         (0.06)
 Distributions from net realized gains .......        (1.35)         (1.24)         (0.49)            --             --
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (1.42)         (1.36)         (0.54)         (0.04)         (0.06)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    18.45     $    17.69     $    18.28     $    14.47     $    18.40
                                                 ==========     ==========     ==========     ==========     ==========

Total return(a) ..............................       12.69%          4.34%         30.10%        (21.15%)        (7.42%)
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   42,770     $   42,253     $   50,187     $   38,619     $   54,807
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets         0.97%          0.95%          0.94%          0.96%          0.90%

Ratio of net expenses to average net assets(b)        0.92%          0.90%          0.88%          0.89%          0.86%

Ratio of net investment income
 to average net assets .......................        0.36%          0.63%          0.27%          0.25%          0.31%

Portfolio turnover rate ......................          60%            34%            52%            60%            89%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                 ------------------------------------------------------------------------
                                                    2006           2005           2004           2003          2002(a)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    10.22     $    10.57     $    10.56     $    10.12     $    10.22
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income .......................         0.36           0.37           0.37           0.38           0.41
 Net realized and unrealized gains
   (losses) on investments ...................        (0.17)         (0.35)          0.00(b)        0.44          (0.10)
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............         0.19           0.02           0.37           0.82           0.31
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ........        (0.36)         (0.37)         (0.36)         (0.38)         (0.41)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    10.05     $    10.22     $    10.57     $    10.56     $    10.12
                                                 ==========     ==========     ==========     ==========     ==========

Total return(c) ..............................        1.83%          0.19%          3.61%          8.24%          3.04%
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   30,421     $   31,559     $   33,602     $   36,424     $   33,896
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(d)        0.69%          0.69%          0.69%          0.69%          0.68%

Ratio of net investment income to
 average net assets ..........................        3.50%          3.60%          3.46%          3.68%          4.02%

Portfolio turnover rate ......................          22%            15%            43%            28%            27%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%.

(b)  Represents less than a penny per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.73%, 0.72%, 0.74% and 0.70% for the years ended March 31, 2006, 2005, 2004 and 2003, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                 ------------------------------------------------------------------------
                                                    2006           2005           2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    10.33     $     9.42     $     6.31     $     8.98     $    10.56
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income .......................         0.10           0.08           0.05           0.06           0.01
 Net realized and unrealized gains (losses)
   on investments and foreign currencies .....         2.43           0.91           3.12          (2.69)         (1.47)
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............         2.53           0.99           3.17          (2.63)         (1.46)
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ........        (0.10)         (0.08)         (0.05)         (0.05)         (0.05)
 Return of capital ...........................           --             --             --             --          (0.08)
 Distributions from net realized gains .......           --             --          (0.01)            --             --
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (0.10)         (0.08)         (0.06)         (0.05)         (0.13)
                                                 ----------     ----------     ----------     ----------     ----------

Proceeds from redemption fees collected ......         0.00(a)          --           0.00(a)        0.01           0.01
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    12.76     $    10.33     $     9.42     $     6.31     $     8.98
                                                 ==========     ==========     ==========     ==========     ==========

Total return(b) ..............................       24.54%         10.51%         50.22%        (29.18%)       (13.66%)
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   21,600     $   20,266     $   21,158     $   21,308     $   44,022
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(c)        1.44%          1.43%          1.38%          1.38%          1.38%

Ratio of net investment income
 to average net assets .......................        0.89%          0.78%          0.57%          0.60%          0.12%

Portfolio turnover rate ......................          13%           111%            78%            56%            80%


(a)  Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.87%, 1.92%, 1.77%, 1.70% and 1.51% for the years ended March 31, 2006, 2005, 2004, 2003 and 2002, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
   SHARES     COMMON STOCKS -- 69.3%                                   VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 7.2%
      5,000   Black & Decker Corporation (The) .................   $   434,450
     14,500   eBay, Inc. (a) ...................................       566,370
     22,000   Home Depot, Inc. .................................       930,600
      7,500   J.C. Penney Company, Inc. ........................       453,075
      8,500   Lennar Corporation ...............................       513,230
     17,500   Staples, Inc. ....................................       446,600
     11,000   Target Corporation ...............................       572,110
      4,500   Viacom, Inc. - Class B (a) .......................       174,600
                                                                   -----------
                                                                     4,091,035
                                                                   -----------
              CONSUMER STAPLES -- 4.7%
     15,200   Constellation Brands, Inc. (a) ...................       380,760
     20,000   CVS Corporation ..................................       597,400
     16,000   PepsiCo, Inc. ....................................       924,640
      9,500   Procter & Gamble Company (The) ...................       547,390
      6,000   Sysco Corporation ................................       192,300
                                                                   -----------
                                                                     2,642,490
                                                                   -----------
              ENERGY -- 7.0%
      7,000   Anadarko Petroleum Corporation ...................       707,070
     13,000   Chevron Corporation ..............................       753,610
      4,000   ConocoPhillips ...................................       252,600
      9,500   Nabors Industries Ltd. (a) .......................       680,010
     14,000   Noble Corporation ................................     1,135,400
     10,000   Noble Energy, Inc. ...............................       439,200
                                                                   -----------
                                                                     3,967,890
                                                                   -----------
              FINANCIALS -- 12.0%
     12,000   American International Group, Inc. ...............       793,080
     20,000   Bank of America Corporation ......................       910,800
      5,700   Chubb Corporation (The) ..........................       544,008
     10,850   CIT Group, Inc. ..................................       580,692
     12,000   E*TRADE Financial Corporation (a) ................       323,760
      3,000   Franklin Resources, Inc. .........................       282,720
      5,000   Lehman Brothers Holdings, Inc. ...................       722,650
      7,000   Merrill Lynch & Company, Inc. ....................       551,320
     11,000   MetLife, Inc. ....................................       532,070
      9,800   Morgan Stanley ...................................       615,636
      3,300   PNC Financial Services Group, Inc. ...............       222,123
     10,000   Prudential Financial, Inc. .......................       758,100
                                                                   -----------
                                                                     6,836,959
                                                                   -----------
              HEALTHCARE -- 11.7%
     12,000   Aetna, Inc. ......................................       589,680
     12,000   Amgen, Inc. (a) ..................................       873,000
      8,700   Fisher Scientific International, Inc. (a) ........       592,035
      7,000   Gilead Sciences, Inc. (a) ........................       435,540
     10,000   Johnson & Johnson ................................       592,200
     12,000   Medtronic, Inc. ..................................       609,000
     21,000   Pfizer, Inc. .....................................       523,320
     16,000   Teva Pharmaceutical Industries Ltd. ..............       658,880
     14,000   WellPoint, Inc. (a) ..............................     1,084,020
     10,000   Zimmer Holdings, Inc. (a) ........................       676,000
                                                                   -----------
                                                                     6,633,675
                                                                   -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 69.3% (Continued)                       VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 10.5%
      7,800   3M Company .......................................   $   590,382
      8,200   Caterpillar, Inc. ................................       588,842
     19,500   Dover Corporation ................................       946,920
     10,000   General Dynamics Corporation .....................       639,800
     33,000   General Electric Company .........................     1,147,740
     18,500   Ingersoll-Rand Company Ltd. - Class A ............       773,115
     10,600   ITT Industries, Inc. .............................       595,932
     13,000   Norfolk Southern Corporation .....................       702,910
                                                                   -----------
                                                                     5,985,641
                                                                   -----------
              INFORMATION TECHNOLOGY -- 13.0%
     12,900   Accenture Ltd. - Class A .........................       387,903
      9,000   Affiliated Computer Services, Inc. (a) ...........       536,940
     22,000   Applied Materials, Inc. ..........................       385,220
     44,000   Cisco Systems, Inc. (a) ..........................       953,480
     20,000   Dell Computer Corporation (a) ....................       595,200
     44,000   EMC Corporation (a) ..............................       599,720
        800   Google, Inc. (a) .................................       312,000
      6,500   International Business Machines Corporation ......        36,055
     12,000   Jabil Circuit, Inc. (a) ..........................       514,320
     29,000   Microsoft Corporation ............................       789,090
     28,000   Motorola, Inc. ...................................       641,480
     45,000   Oracle Corporation (a) ...........................       616,050
     10,500   Qualcomm, Inc. ...................................       531,405
                                                                   -----------
                                                                     7,398,863
                                                                   -----------
              MATERIALS -- 1.6%
     12,000   Dow Chemical Company (The) .......................       487,200
      8,000   Praxair, Inc. ....................................       441,200
                                                                   -----------
                                                                       928,400
                                                                   -----------
              TELECOMMUNICATIONS SERVICES -- 0.8%
     18,000   Sprint Nextel Corporation ........................       465,120
                                                                   -----------
              UTILITIES -- 0.8%
     10,000   TXU Corporation ..................................       447,600
                                                                   -----------

              TOTAL COMMON STOCKS (Cost $29,731,540) ...........   $39,397,673
                                                                   -----------

================================================================================
 PAR VALUE    U.S. TREASURY OBLIGATIONS -- 5.2%                         VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES -- 4.7%
$ 1,000,000   7.00%, due 07/15/2006 ............................   $ 1,006,055
    500,000   4.00%, due 02/15/2014 ............................       471,446
  1,250,000   4.25%, due 11/15/2014 ............................     1,194,726
                                                                   -----------
                                                                     2,672,227
                                                                   -----------
              U.S. TREASURY INFLATION-PROTECTION NOTES -- 0.5%
    256,519   3.375%, due 01/15/2007 ...........................       259,264
                                                                   -----------

              TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,011,948).   $ 2,931,491
                                                                   -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.2%               VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN BANK -- 1.7%
$ 1,000,000   4.125%, due 11/15/2006 ...........................   $   993,869
                                                                   -----------
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.6%
    500,000   3.625%, due 09/15/2006 ...........................       496,806
  1,000,000   6.625%, due 09/15/2009 ...........................     1,046,442
    200,000   4.75%, due 12/08/2010 ............................       196,421
    300,000   5.125%, due 07/15/2012 ...........................       299,054
                                                                   -----------
                                                                     2,038,723
                                                                   -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.9%
    250,000   4.00%, due 12/14/2007 ............................       245,309
    250,000   7.25%, due 01/15/2010 ............................       267,864
                                                                   -----------
                                                                       513,173
                                                                   -----------

              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $3,495,760) ..............................   $ 3,545,765
                                                                   -----------

================================================================================
 PAR VALUE    MORTGAGE-BACKED SECURITIES -- 4.4%                       VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.4%
$    44,898   Pool #1471, 7.00%, due 03/01/2008 ................   $    44,972
    119,552   Pool #E00616, 6.00%, due 01/01/2014 ..............       120,971
     39,447   Pool #E90624, 6.00%, due 08/01/2017 ..............        39,915
                                                                   -----------
                                                                       205,858
                                                                   -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.5%
    294,816   Pool #618465, 5.00%, due 12/01/2016 ..............       287,443
    385,314   Pool #684231, 5.00%, due 01/01/2018 ..............       375,678
    342,494   Pool #255455, 5.00%, due 10/01/2024 ..............       329,358
    552,650   Pool #255702, 5.00%, due 05/01/2025 ..............       530,965
     76,883   Pool #489757, 6.00%, due 04/01/2029 ..............        76,883
    390,807   Pool #808413, 5.50%, due 01/01/2035 ..............       381,526
                                                                   -----------
                                                                     1,981,853
                                                                   -----------
              GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.5%
     55,707   Pool #781344, 6.50%, due 10/01/2031 ..............        57,747
    263,038   Series #2003-102-PD, 4.25%, due 05/01/2033 .......       251,057
                                                                   -----------
                                                                       308,804
                                                                   -----------

              TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,566,002)   $ 2,496,515
                                                                   -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS -- 13.1%                                 VALUE
--------------------------------------------------------------------------------
              Abbott Laboratories,
$   220,000     5.625%, due 07/01/2006 ........................... $   220,312
              Alcoa, Inc.,
    250,000     6.50%, due 06/01/2011 ............................     260,821
              American Express Company,
    150,000     4.875%, due 07/15/2013 ...........................     143,912
              Anheuser-Busch Companies, Inc.,
    249,000     5.375%, due 09/15/2008 ...........................     249,940
              BB&T Corporation,
    325,000     6.50% , due 08/01/2011 ...........................     340,899
              Burlington Resources, Inc.,
    350,000     6.68%, due 02/15/2011 ............................     367,985
              Citigroup, Inc.,
    200,000     5.00%, due 03/06/2007 ............................     199,471
              ConocoPhillips,
    200,000     4.75%, due 10/15/2012 ............................     192,866
              Deutsche Telekom AG,
    300,000     8.50%, due 06/15/2010 ............................     326,711
              Dover Corporation,
    345,000     6.50%, due 02/15/2011 ............................     360,109
              Duke Realty L.P., Medium Term Notes,
    390,000     6.75%, due 05/30/2008 ............................     398,886
              FPL Group Capital, Inc.,
    300,000     7.375%, due 06/01/2009 ...........................     316,905
              General Dynamics Corporation,
    125,000     4.25%, due 05/15/2013 ............................     116,397
              Goldman Sachs Group, Inc.,
    350,000     6.65%, due 05/15/2009 ............................     362,632
              GTE Northwest, Inc.,
    300,000     6.30%, due 06/01/2010 ............................     302,843
              HSBC Finance Corporation,
    300,000     6.40%, due 06/17/2008 ............................     306,569
              Illinois Tool Works, Inc.,
    216,000     5.75%, due 03/01/2009 ............................     219,270
              International Business Machines Corporation,
    175,000     4.375%, due 06/01/2009 ...........................     170,719
              Jefferson-Pilot Corporation,
    100,000     4.75%, due 01/30/2014 ............................      94,922
              JPMorgan Chase & Company,
    300,000     6.75%, due 02/01/2011 ............................     315,365
              May Department Stores Company,
    260,000     5.95%, due 11/01/2008 ............................     263,130
              Morgan Stanley,
    250,000     5.30%, due 03/01/2013 ............................     244,498
              SBC Communciations, Inc., Medium Term Notes,
    400,000     6.875%, due 08/15/2006 ...........................     402,094
              SunTrust Banks, Inc.,
    300,000     6.00%, due 01/15/2028 ............................     304,283
              Union Camp Corporation,
    300,000     6.50%, due 11/15/2007 ............................     304,324

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS -- 13.1%                                 VALUE
--------------------------------------------------------------------------------
              United Technologies Corporation,
$   250,000     6.10%, due 05/15/2012 ............................ $   258,595
              U.S. Bank, N.A.,
    200,000     4.80%, due 04/15/2015 ............................     189,017
              Wachovia Corporation,
    250,000     5.25%, due 08/01/2014 ............................     242,606
                                                                   -----------
              TOTAL CORPORATE BONDS (Cost $7,383,287) ............ $ 7,476,081
                                                                   -----------

================================================================================
 PAR VALUE    MUNICIPAL DEBT SECURITIES -- 0.4%                        VALUE
--------------------------------------------------------------------------------
$   230,000   Virginia State Resources Authority, Infrastructure,
                Revenue, 5.90%, due 05/01/2011 (Cost $233,619).... $   235,626
                                                                   -----------

================================================================================
 PAR VALUE    REGIONAL AUTHORITY BONDS -- 0.4%                         VALUE
--------------------------------------------------------------------------------
$   205,000   Manitoba (Province of), Medium Term Notes,
                5.50%, due 10/01/2008 (Cost $203,692)............. $   206,484
                                                                   -----------

================================================================================
   SHARES     MONEY MARKET FUNDS --1.2%                                VALUE
--------------------------------------------------------------------------------
    685,545   Fidelity Institutional Money Market Portfolio
                (Cost $685,545)................................... $   685,545
                                                                   -----------

              TOTAL INVESTMENTS AT VALUE -- 100.2%
                (Cost $47,311,393)................................ $56,975,180

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)          (96,151)
                                                                   -----------

              NET ASSETS -- 100.0%                                 $56,879,029
                                                                   ===========



(a)  Non-income   producing  security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
   SHARES     COMMON STOCKS -- 100.2%                                  VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 10.8%
      5,350   Black & Decker Corporation (The) .................   $   464,861
     15,500   eBay, Inc. (a) ...................................       605,430
     24,500   Home Depot, Inc. .................................     1,036,350
      8,000   J.C. Penney Company, Inc. ........................       483,280
      9,000   Lennar Corporation ...............................       543,420
     17,500   Staples, Inc. ....................................       446,600
     12,000   Target Corporation ...............................       624,120
     10,500   Viacom, Inc. - Class B(a) ........................       407,400
                                                                   -----------
                                                                     4,611,461
                                                                   -----------
              CONSUMER STAPLES -- 6.2%
     15,800   Constellation Brands, Inc.(a) ....................       395,790
     22,200   CVS Corporation ..................................       663,114
     17,000   PepsiCo, Inc. ....................................       982,430
     10,700   Procter & Gamble Company (The) ...................       616,534
                                                                   -----------
                                                                     2,657,868
                                                                   -----------
              ENERGY -- 10.0%
      7,000   Anadarko Petroleum Corporation ...................       707,070
     14,000   Chevron Corporation ..............................       811,580
      7,500   ConocoPhillips ...................................       473,625
      9,000   Nabors Industries Ltd.(a) ........................       644,220
     14,500   Noble Corporation ................................     1,175,950
     10,500   Noble Energy, Inc. ...............................       461,160
                                                                   -----------
                                                                     4,273,605
                                                                   -----------
              FINANCIAL -- 16.6%
     12,650   American International Group, Inc. ...............       836,039
      9,000   Bank of America Corporation ......................       409,860
      6,000   Chubb Corporation (The) ..........................       572,640
     11,700   CIT Group, Inc. ..................................       626,184
     13,000   E*TRADE Financial Corporation(a) .................       350,740
      3,200   Franklin Resources, Inc. .........................       301,568
      5,100   Lehman Brothers Holdings, Inc. ...................       737,103
      7,000   Merrill Lynch & Company, Inc. ....................       551,320
     11,000   MetLife, Inc. ....................................       532,070
     10,600   Morgan Stanley ...................................       665,892
      4,900   PNC Financial Services Group, Inc. ...............       329,819
     11,500   Prudential Financial, Inc. .......................       871,815
      5,800   Wachovia Corporation .............................       325,090
                                                                   -----------
                                                                     7,110,140
                                                                   -----------
              HEALTHCARE -- 16.5%
     13,200   Aetna, Inc. ......................................       648,648
     12,000   Amgen, Inc.(a) ...................................       873,000
      9,400   Fisher Scientific International, Inc.(a) .........       639,670
      7,500   Gilead Sciences, Inc.(a) .........................       466,650
     11,000   Johnson & Johnson ................................       651,420
     12,900   Medtronic, Inc. ..................................       654,675
     24,000   Pfizer, Inc. .....................................       598,080
     17,000   Teva Pharmaceutical Industries Ltd. ..............       700,060
     13,900   WellPoint, Inc.(a) ...............................     1,076,277
     11,000   Zimmer Holdings, Inc.(a) .........................       743,600
                                                                   -----------
                                                                     7,052,080
                                                                   -----------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 100.2% (Continued)                      VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 15.4%
      8,500   3M Company .......................................   $   643,365
      9,000   Caterpillar, Inc. ................................       646,290
     22,000   Dover Corporation ................................     1,068,320
     11,000   General Dynamics Corporation .....................       703,780
     36,000   General Electric Company .........................     1,252,080
     20,500   Ingersoll-Rand Company Ltd. - Class A ............       856,695
     11,500   ITT Industries, Inc. .............................       646,530
     14,000   Norfolk Southern Corporation .....................       756,980
                                                                   -----------
                                                                     6,574,040
                                                                   -----------
              INFORMATION TECHNOLOGY -- 19.8%
     13,000   Accenture Ltd. - Class A .........................       390,910
     10,300   Affiliated Computer Services, Inc.(a) ............       614,498
     24,000   Applied Materials, Inc. ..........................       420,240
     49,000   Cisco Systems, Inc.(a) ...........................     1,061,830
     21,000   Dell Computer Corporation(a) .....................       624,960
     47,100   EMC Corporation(a) ...............................       641,973
        750   Google, Inc.(a) ..................................       292,500
      7,200   International Business Machines Corporation ......       593,784
     10,000   Intuit, Inc.(a) ..................................       531,900
     12,300   Jabil Circuit, Inc.(a) ...........................       527,178
     31,400   Microsoft Corporation ............................       854,394
     29,200   Motorola, Inc. ...................................       668,972
     50,000   Oracle Corporation(a) ............................       684,500
     11,500   Qualcomm, Inc. ...................................       582,015
                                                                   -----------
                                                                     8,489,654
                                                                   -----------
              MATERIALS -- 2.3%
     12,800   Dow Chemical Company (The) .......................       519,680
      8,100   Praxair, Inc. ....................................       446,715
                                                                   -----------
                                                                       966,395
                                                                   -----------
              TELECOMMUNICATIONS SERVICES -- 1.4%
     24,000   Sprint Nextel Corporation ........................       620,160
                                                                   -----------
              UTILITIES -- 1.2%
      1,000   TXU Corporation ..................................       492,360
                                                                   -----------

              TOTAL COMMON STOCKS (Cost $33,462,044) ...........   $42,847,763
                                                                   -----------

================================================================================
   SHARES     MONEY MARKET FUNDS -- 0.2%                               VALUE
--------------------------------------------------------------------------------
     87,546   Fidelity Institutional Money Market Portfolio
                (Cost $87,546)..................................   $    87,546
                                                                   -----------

              TOTAL INVESTMENTS AT VALUE -- 100.4%
                (Cost $33,549,590)..............................   $42,935,309

              LIABILITIES IN EXCESS OF OTHER ASSETS -- ( 0.4%)        (165,617)
                                                                   -----------

              NET ASSETS -- 100.0%                                 $42,769,692
                                                                   ===========


(a)  Non-income   producing  security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
============================================================================================
    PAR       VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE      OBLIGATION (GO) BONDS -- 97.0%                                         VALUE
--------------------------------------------------------------------------------------------
              Alexandria, Virginia, GO,
$ 1,000,000     5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101 .........    $ 1,060,650
              Arlington Co., Virginia, GO,
    500,000     4.10%, due 11/01/2018 .......................................        496,780
              Chesterfield Co., Virginia, GO,
  1,000,000     4.75%, due 01/01/2013, prerefunded 01/01/2008 @100 ..........      1,019,620
              Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
  1,000,000     5.00%, due 06/01/2018 .......................................      1,058,350
              Fairfax Co., Virginia, GO,
    700,000     5.00%, due 10/01/2011 .......................................        744,555
              Hampton, Virginia, GO,
  1,000,000     5.50%, due 02/01/2012, prerefunded 02/01/2010 @ 102 .........      1,081,850
              Hanover Co., Virginia, GO,
  1,000,000     5.125%, due 07/15/2013 ......................................      1,052,170
              Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
  1,000,000     6.50%, due 08/15/2009 .......................................      1,084,150
              Henrico Co., Virginia, Economic Dev. Authority, Revenue,
  1,000,000     5.50%, due 11/01/2008 .......................................      1,045,360
              James City, Virginia, School District, GO,
    500,000     5.00%, due 12/15/2018 .......................................        532,405
              James City, Virginia, Service Authority, Water and Sewer,
  1,000,000     Revenue, 5.125%, due 01/15/2017 .............................      1,064,950
              Loudoun Co., Virginia, GO,
    500,000     5.00%, due 07/01/2012 .......................................        533,645
              Loudoun Co., Virginia, Industrial Dev. Authority, Public
  1,000,000     Facility Lease, Revenue, 5.00%, due 03/01/2019 ..............      1,050,540
              Loudoun Co., Virginia, Industrial Dev. Authority, Revenue,
    500,000     3.17%, floating rate, due 02/15/2038 ........................        500,000
              Lynchburg, Virginia, GO,
    500,000     5.00%, due 06/01/2015 .......................................        536,165
              Medical College of Virginia, Hospital Authority, Revenue,
    700,000     5.00%, due 07/01/2013 .......................................        728,175
              Norfolk, Virginia, Water, Revenue,
  1,000,000     5.00%, due 11/01/2016 .......................................      1,050,480
              Portsmouth, Virginia, GO,
    800,000     5.00%, due 08/01/2017 .......................................        819,936
              Richmond, Virginia, GO,
  1,000,000     5.45%, due 01/15/2008 .......................................      1,031,540
              Richmond, Virginia, Industrial Dev. Authority, Government
  1,010,000     Facilities, Revenue, 4.75%, due 07/15/2010 ..................      1,050,390
              Richmond, Virginia, Metropolitan Authority, Revenue,
  1,000,000     5.25%, due 07/15/2014 .......................................      1,087,240
              Roanoke, Virginia, GO,
    185,000     5.00%, due 08/01/2009, prerefunded 08/01/2006 @ 102 .........        189,577
    815,000     5.00%, due 08/01/2009 .......................................        834,625
              Southeastern Public Service Authority, Virginia, Revenue,
  1,000,000     5.00%, due 07/01/2015 .......................................      1,064,880
              Spotsylvania Co., Virginia, GO,
    500,000     5.00%, due 01/15/2016 .......................................        530,710
27

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
============================================================================================
    PAR       VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE      OBLIGATION (GO) BONDS -- 97.0% (Continued)                             VALUE
--------------------------------------------------------------------------------------------
              Suffolk, Virginia, GO,
$ 1,000,000     5.00%, due 12/01/2015 .......................................    $ 1,038,760
              University of Virginia, Revenue,
  1,000,000     5.25%, due 06/01/2012 .......................................      1,054,460
              Upper Occoquan, Virginia, Sewer Authority, Revenue,
    700,000     5.00%, due 07/01/2015, prerefunded 07/01/2006 @ 102 .........        716,478
              Virginia Beach, Virginia, GO,
    800,000     5.25%, due 08/01/2010 .......................................        835,456
              Virginia College Building Authority, Educational Facilities,
    500,000     Revenue, 5.00%, due 04/01/2017 ..............................        531,960
              Virginia Commonwealth Transportation Board, Federal Highway
              Reimbursement Anticipation Note, Revenue,
    500,000     5.00%, due 09/28/2015 .......................................        536,715
              Virginia Commonwealth Transportation Board, Transportation
    850,000     Revenue, 7.25%, due 05/15/2020 ..............................        891,752
              Virginia Polytechnic Institute & State University, Revenue,
    500,000     5.00%, due 06/01/2016 .......................................        534,935
              Virginia State, GO,
    500,000     5.00%, due 06/01/2012 .......................................        533,390
              Virginia State Public School Authority, Revenue,
    995,000     5.25%, due 08/01/2009 .......................................      1,043,437
              Virginia State Resource Authority, Revenue,
    500,000     5.50%, due 05/01/2017 .......................................        535,025
                                                                                 -----------

              TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS (Cost $29,071,397).....................    $29,501,111
                                                                                 -----------

============================================================================================
   SHARES     MONEY MARKET FUNDS -- 2.4%                                             VALUE
--------------------------------------------------------------------------------------------
    728,238   Fidelity Institutional Tax-Exempt Portfolio (Cost $728,238)....    $   728,238
                                                                                 -----------

              TOTAL INVESTMENTS AT VALUE -- 99.4% (Cost $29,799,635)..........   $30,229,349

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%...................       192,142
                                                                                 -----------
              NET ASSETS -- 100.0%............................................   $30,421,491
                                                                                 ===========

See accompanying notes to financial statements.


                                                                                          28

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
   SHARES     COMMON STOCKS -- 96.9%                                   VALUE
--------------------------------------------------------------------------------
              AUSTRALIA -- 1.9%
     49,300   Alumina Ltd.(b) ..................................   $   259,473
      7,407   BHP Billiton Ltd.(b) .............................       146,808
                                                                   -----------
                                                                       406,281
                                                                   -----------
              CHINA -- 0.2%
    108,538   Air China Ltd. - Class H(a)(b) ..................        41,858
                                                                   -----------
              FINLAND -- 0.4%
      4,003   Nokia Oyj - ADR ..................................        82,942
                                                                   -----------
              FRANCE -- 8.5%
     15,643   Alcatel SA(b) ....................................       240,169
      4,316   Carrefour SA .....................................       229,291
      1,442   Casino Guichard-Perrachon SA(b) ..................       100,458
      2,935   Compagnie de Saint-Gobain(b) .....................       204,238
      4,351   France Telecom SA(b) .............................        97,545
      1,646   PPR SA(b) ........................................       198,197
      2,191   Sanofi-Aventis(b) ................................       207,478
      9,420   Suez SA(b) .......................................       369,688
      5,421   Vivendi Universal SA(b) ..........................       185,028
                                                                   -----------
                                                                     1,832,092
                                                                   -----------
              GERMANY -- 11.6%
      1,804   Allianz AG(b) ....................................       300,469
      1,437   Altana AG(b) .....................................        88,936
      4,235   Bayer AG(b) ......................................       169,473
      3,334   DaimlerChrysler AG(b) ............................       191,057
      2,851   Deustche Bank AG(b) ..............................       324,600
      5,402   Infineon Technologies AG(a)(b).. .................        55,413
      2,779   KarstadtQuelle AG(b) .............................        64,539
      2,673   Metro AG(b) ......................................       137,095
      1,432   Muencher Rueckversicherungs-Gesellschaft AG(b) ...       202,423
      1,096   SAP AG(b) ........................................       237,672
      3,848   Schering AG(b) ...................................       399,316
      3,583   Siemens AG(b) ....................................       333,205
                                                                   -----------
                                                                     2,504,198
                                                                   -----------
              GREECE -- 1.0%
      9,682   Hellenic Telecommunications Organization SA(b) ...       215,165
                                                                   -----------
              ITALY -- 4.3%
      6,237   Assicurazioni Generali SpA(b) ....................       233,990
     10,890   Enel SpA(b) ......................................        91,914
     14,565   ENI SpA(b) .......................................       414,159
     37,652   Pirelli & Company SpA(b) .........................        35,775
     22,267   UniCredito Italiano SpA(b) .......................       160,370
                                                                   -----------
                                                                       936,208
                                                                   -----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 96.9% (Continued)                       VALUE
--------------------------------------------------------------------------------
              JAPAN -- 30.9%
      9,000   Bridgestone Corporation(b) .......................   $   187,134
      2,400   Canon, Inc.(b) ...................................       157,998
     14,000   Daiwa Securities Group, Inc.(b) ..................       187,400
         38   East Japan Railway Company(b) ....................       280,756
        600   Electric Power Development Company Ltd.(b) .......        18,945
      2,700   FAST RETAILING COMPANY Ltd.(b) ...................       263,574
      8,100   JSR Corporation(b) ...............................       240,177
        550   KEYENCE CORPORATION(b) ...........................       142,442
      8,900   MARUI COMPANY LTD.(b) ............................       175,608
     12,000   Matsushita Electric Industrial Company Ltd.(b) ...       264,491
         17   Millea Holdings, Inc.(b) .........................       334,575
     20,000   Mitsubishi Estate Company Ltd.(b) ................       473,217
         41   Mitsubishi UFJ Financial Group, Inc.(b) ..........       621,982
     10,000   Nikko Cordial Corporation(b) .....................       165,199
     20,000   Nissan Motor Company Ltd.(b) .....................       236,978
     19,800   Nomura Holdings, Inc.(b) .........................       437,550
         76   NTT Data Corporation(b) ..........................       364,971
        109   NTT DoCoMo, Inc.(b) ..............................       160,224
      7,600   PIONEER Corporation(b) ...........................       122,261
      4,000   SECOM Company Ltd.(b) ............................       203,532
      8,300   Seven & I Holdings Company Ltd. (a) (b) ..........       328,005
     13,000   Sharp Corporation(b) .............................       229,502
        500   SUMCO CORPORATION ................................        26,782
         43   Sumitomo Mitsui Financial Group, Inc.(b) .........       473,479
      3,450   T&D Holdings, Inc.(b) ............................       268,445
      1,700   TDK CORPORATION(b) ...............................       127,296
      2,600   Tokyo Electron Ltd.(b) ...........................       178,337
                                                                   -----------
                                                                     6,670,860
                                                                   -----------
              NETHERLANDS -- 7.3%
      3,995   ABN AMRO Holdings NV(b) ..........................       119,209
      7,331   Aegon NV(b) ......................................       135,044
      3,363   Akzo Nobel NV(b) .................................       177,855
      6,574   Fortis(b) ........................................       233,651
      6,683   ING Groep NV(b) ..................................       262,831
     37,822   Koninklijke (Royal) KPN NV(b) ....................       424,659
      5,093   Koninklijke (Royal) Philips Electronics NV(b) ....       171,190
      1,666   VNU NV(b) ........................................        53,917
                                                                   -----------
                                                                     1,578,356
                                                                   -----------
              POLAND -- 0.2%
      4,686   Powszechna Kasa Oszczednosci Bank Polski SA(b) ...        49,856
                                                                   -----------
              PORTUGAL -- 0.5%
     26,999   EDP - Energias de Portugal SA(b) .................       105,837
                                                                   -----------
              SINGAPORE -- 1.2%
     25,000   DBS Group Holdings Ltd.(b) .......................       251,635
                                                                   -----------
              SOUTH KOREA -- 0.1%
      1,531   Lotte Shopping Company Ltd.(a) ...................        31,356
                                                                   -----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 96.9% (Continued)                       VALUE
--------------------------------------------------------------------------------
              SPAIN -- 3.1%
     17,291   Repsol YPF SA(b) .................................   $   490,383
     10,933   Telefonica SA(b) .................................       170,980
                                                                   -----------
                                                                       661,363
                                                                   -----------
              SWEDEN -- 2.4%
     23,723   Nordea Bank AB(b) ................................       292,605
     59,692   Telefonaktiebolaget LM Ericsson(b) ...............       225,346
                                                                   -----------
                                                                       517,951
                                                                   -----------
              SWITZERLAND -- 5.5%
      4,463   Credit Suisse Group(b) ...........................       249,066
        564   Nestle SA(b) .....................................       166,597
      6,605   Novartis AG(b) ...................................       365,588
      1,610   Roche Holdings AG(b) .............................       238,682
      1,033   Swiss Re(b) ......................................        71,813
        455   Zurich Financial Services AG(b) ..................       106,257
                                                                   -----------
                                                                     1,198,003
                                                                   -----------
              UNITED KINGDOM -- 17.8%
     25,298   BAE Systems PLC(b) ...............................       184,349
      5,143   Berkeley Group (The) PLC(a)(b) ...................       105,499
      2,202   Carnival PLC(b) ..................................       107,991
     20,184   GlaxoSmithKline PLC(b) ...........................       527,154
     28,009   Imperial Chemical Industries PLC(b) ..............       167,774
     35,041   J Sainsbury PLC(b) ...............................       201,564
      9,128   Kesa Electricals PLC(b) ..........................        49,342
     39,934   Kingfisher PLC(b) ................................       165,598
     11,644   Land Securities Group PLC(b) .....................       389,159
     23,581   Lloyds TSB Group PLC(b) ..........................       225,103
     21,473   Prudential PLC(b) ................................       247,951
      5,840   Rio Tinto PLC(b) .................................       299,246
     23,388   Rolls-Royce Group PLC(b) .........................       185,580
  1,258,274   Rolls-Royce Group PLC - B Shares .................         2,226
     12,786   Royal Dutch Shell PLC - Class A(b) ...............       399,743
      6,897   Royal Dutch Shell PLC - Class B(b) ...............       224,260
      9,366   Whitbread PLC(b) .................................       192,277
     34,354   William Morrison Supermarkets PLC(b) .............       113,015
     98,159   Woolworths Group PLC(b) ..........................        59,451
                                                                   -----------
                                                                     3,847,282
                                                                   -----------

              TOTAL COMMON STOCKS -- 96.9% (Cost $15,141,857)....  $20,931,243

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.1%......      668,679
                                                                   -----------
              NET ASSETS -- 100.0%...............................  $21,599,922
                                                                   ===========



(a)  Non-income producing security.

(b) Fair value priced (Note 1). Fair valued securities totalled $20,558,646 at March 31, 2006, reprsenting 95.2% of net assets.

ADR - American Depositary Receipt.

See accompanying notes to portfolio of investments.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES
The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national or foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2006 and March 31, 2005, proceeds from redemption fees totaled $5 and $0, respectively.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:


                                                                                        EXEMPT-
                                         YEARS        ORDINARY        LONG-TERM        INTEREST          TOTAL
                                         ENDED         INCOME       CAPITAL GAINS      DIVIDENDS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund                 3/31/06     $ 1,775,891      $ 3,199,380      $        --      $ 4,975,271
                                        3/31/05     $ 1,272,922      $ 2,418,040      $        --      $ 3,690,962
--------------------------------------------------------------------------------------------------------------------
Jamestown Equity Fund                   3/31/06     $   632,226      $ 2,550,391      $        --      $ 3,182,617
                                        3/31/05     $   387,209      $ 2,885,990      $        --      $ 3,273,199
--------------------------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund      3/31/06     $        --      $        --      $ 1,089,001      $ 1,089,001
                                        3/31/05     $    12,358      $        --      $ 1,128,804      $ 1,141,162
--------------------------------------------------------------------------------------------------------------------
Jamestown International Equity Fund     3/31/06     $   164,170      $        --      $        --      $   164,170
                                        3/31/05     $   157,727      $        --      $        --      $   157,727
--------------------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributable earnings at March 31, 2006 was as follows:

-----------------------------------------------------------------------------------------------------------------
                                                    JAMESTOWN       JAMESTOWN       JAMESTOWN       JAMESTOWN
                                                     BALANCED        EQUITY         TAX EXEMPT    INTERNATIONAL
                                                      FUND            FUND        VIRGINIA FUND    EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
Cost of portfolio investments ................   $ 47,468,267    $ 33,617,759    $ 29,788,703    $ 15,163,761
                                                 ============    ============    ============    ============
Gross unrealized appreciation ................   $ 10,184,332    $  9,756,470    $    621,498    $  5,936,803
Gross unrealized depreciation ................       (677,419)       (438,920)       (180,852)       (169,321)
                                                 ------------    ------------    ------------    ------------
Net unrealized appreciation on investments ...   $  9,506,913    $  9,317,550    $    440,646    $  5,767,482
                                                 ------------    ------------    ------------    ------------
Net unrealized appreciation on translation of
  assets and liabilities in foreign currencies             --              --              --              47
Undistributed ordinary income ................         62,559          43,741          18,485          15,336
Undistributed long-term gains ................         71,025          74,632              --              --
Capital loss carryforwards ...................             --              --          (6,059)    (16,353,585)
Other temporary differences ..................       (122,835)       (116,806)        (18,485)             --
                                                 ------------    ------------    ------------    ------------
Total distributable earnings
  (accumulated deficit) ......................   $  9,517,662    $  9,319,117    $    434,587    $(10,570,720)
                                                 ============    ============    ============    ============
-----------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2006, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund utilized capital loss carryforwards of $26,584 and $918,783, respectively, to offset current year realized gains.

As of March 31, 2006, the Funds had the following capital loss carryforwards for federal income tax purposes:
--------------------------------------------------------------------------------
                                                                     EXPIRES
                                                      AMOUNT        MARCH 31,
--------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund                  $     6,059       2009
--------------------------------------------------------------------------------
Jamestown International Equity Fund                 $ 1,854,313       2010
                                                     13,878,931       2011
                                                        620,341       2012
                                                    -----------
                                                    $16,353,585
                                                    ===========
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
For the year ended March 31, 2006, The Jamestown Balanced Fund reclassified $64,684 of overdistributed net investment income against accumulated net realized loss and The Jamestown Tax Exempt Virginia Fund reclassified $424 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net assets value per share.

Additionally, for the year ended March 31, 2006, The Jamestown International Equity Fund reclassified $2,031 of net realized losses from security transactions against undistributed net investment income on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of forward foreign currency exchange contracts. Such reclassification had no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS
Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2006:

-------------------------------------------------------------------------------------------------------
                                        JAMESTOWN       JAMESTOWN        JAMESTOWN         JAMESTOWN
                                        BALANCED         EQUITY         TAX EXEMPT       INTERNATIONAL
                                          FUND            FUND         VIRGINIA FUND      EQUITY FUND
-------------------------------------------------------------------------------------------------------
                                                                                           C>
Purchases of investment securities...  $25,484,466     $24,905,194      $ 6,842,395       $ 2,505,945
                                       ===========     ===========      ===========       ===========

Proceeds from sales and maturities
  of investment  securities..........  $34,165,481     $29,126,364      $ 7,657,887       $ 5,494,639
                                       ===========     ===========      ===========       ===========
-------------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such net assets and .55% of such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% of its average daily net assets up to $500 million and .55% of such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such net assets and .30% of such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% of its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
For the year ended March 31, 2006, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund to 0.69% of its average daily net assets. Additionally, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown International Equity Fund to 1.44% of average daily net assets. Accordingly, the Adviser voluntarily waived $12,782 and $84,295, respectively, of such Funds' investment advisory fees during the year ended March 31, 2006.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services. In addition, the Funds pay reasonable out-of-pocket expenses incurrred by the Adviser in connection with these services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

4.   BROKERAGE ARRANGEMENT
In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Expenses reimbursed through the brokerage arrangement totaled $24,000 for each of The Jamestown Balanced and The Jamestown Equity Funds for the year ended March 31, 2006.

5.   FOREIGN CURRENCY TRANSLATION
With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
As of March 31, 2006, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:
--------------------------------------------------------------------------------
                                      INITIAL        MARKET      NET UNREALIZED
   SETTLEMENT DATE     TO DELIVER      VALUE         VALUE        APPRECIATION
--------------------------------------------------------------------------------
CONTRACTS TO SELL
  04/05/2006           46,108 EUR   $    55,925   $    55,814     $       111
  04/05/2006           37,648 EUR        45,663        45,572              91
                                    -----------   -----------     -----------
Total sell contracts                $   101,588   $   101,386     $       202
                                    ===========   ===========     ===========
--------------------------------------------------------------------------------
EUR-Euro

7.  CONTINGENCIES AND COMMITMENTS
The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================
To the Shareholders and Board of Trustees of The Jamestown Balanced Fund, The Jamestown Equity Fund,
The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the two years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund as of March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended, and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                       /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 12, 2006

THE  JAMESTOWN  FUNDS
BOARD OF  TRUSTEES  AND  EXECUTIVE  OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                     POSITION HELD               LENGTH OF
TRUSTEE                       ADDRESS                          AGE   WITH THE TRUST              TIME SERVED
-----------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.    931 Broad Street Road             69   Chairman and                Since
                              Manakin-Sabot, VA                      Trustee                     June 1991
-----------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III    1802 Bayberry Court, Suite 400    69   Trustee and                 Since
                              Richmond, VA                           Vice President              September 1988
-----------------------------------------------------------------------------------------------------------------
* John T. Bruce               800 Main Street                   52   Trustee                     Since
                              Lynchburg, VA                                                      September 1988
-----------------------------------------------------------------------------------------------------------------
  J. Finley Lee, Jr.          4488 Pond Apple Drive North       66   Trustee                     Since
                              Naples, FL                                                         September 1988
-----------------------------------------------------------------------------------------------------------------
  Richard L. Morrill          University of Richmond            66   Trustee                     Since
                              Richmond, VA                                                       March 1993
-----------------------------------------------------------------------------------------------------------------
  Harris V. Morrissette       100 Jacintopport Boulevard        46   Trustee                     Since
                              Saraland, AL                                                       March 1993
-----------------------------------------------------------------------------------------------------------------
  Erwin H. Will, Jr.          47 Willway Avenue                 73   Trustee                     Since
                              Richmond, VA                                                       July 1997
-----------------------------------------------------------------------------------------------------------------
  Samuel B. Witt III          302 Clovelly Road                 70   Trustee                     Since
                              Richmond, VA                                                       November 1988
-----------------------------------------------------------------------------------------------------------------
  Charles M. Caravati III     1802 Bayberry Court, Suite 400    41   President, Jamestown        Since
                              Richmond, VA                           Balanced Fund,              January 1996
                                                                     Equity Fund and
                                                                     International Equity Fund
-----------------------------------------------------------------------------------------------------------------
  Joseph A. Jennings, III     1802 Bayberry Court, Suite 400    43   President, Jamestown        Since
                              Richmond, VA                           Tax Exempt Virginia Fund    July 2005
-----------------------------------------------------------------------------------------------------------------
  Lawrence B. Whitlock, Jr.   1802 Bayberry Court, Suite 400    58   Vice President, Jamestown   Since
                              Richmond, VA                           Balanced Fund and           February 2002
                                                                     Equity Fund
-----------------------------------------------------------------------------------------------------------------
  Connie R. Taylor            1802 Bayberry Court, Suite 400    56   Vice President, Jamestown   Since
                              Richmond, VA                           Balanced Fund and           March 1993
                                                                     Equity Fund
-----------------------------------------------------------------------------------------------------------------
  Pamela C. Simms             1802 Bayberry Court, Suite 400    44   Vice President, Jamestown   Since
                              Richmond, VA                           Tax Exempt Virginia Fund    February 2003
-----------------------------------------------------------------------------------------------------------------
  Page T. Reece               1802 Bayberry Court, Suite 400    49   Chief Compliance Officer    Since
                              Richmond, VA                                                       September 2004
-----------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey            225 Pictoria Drive, Suite 450     49   Vice President              Since
                              Cincinnati, OH                                                     November 2000
-----------------------------------------------------------------------------------------------------------------
  Mark J. Seger               225 Pictoria Drive, Suite 450     44   Treasurer                   Since
                              Cincinnati, OH                                                     November 2000
-----------------------------------------------------------------------------------------------------------------
  John F. Splain              225 Pictoria Drive, Suite 450     49   Secretary                   Since
                              Cincinnati, OH                                                     November 2000
-----------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough are Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirment System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Joseph  A.  Jennings,  III is Vice  President  and a  Portfolio  Manager  of the
Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Pamela C. Simms is an Administrator of the Adviser.

Page T. Reece is Chief Compliance Officer and Director of Operations of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about member of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of The Jamestown International Equity Fund held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

-----------------------------------------------------------------------------------
                                    Beginning          Ending
                                  Account Value     Account Value   Expenses Paid
                                 October 1, 2005   March 31, 2006   During Period*
-----------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,043.60         $4.53
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00         $1,020.49         $4.48
-----------------------------------------------------------------------------------
THE JAMESTOWN EQUITY FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,063.40         $4.73
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00         $1,020.34         $4.63
-----------------------------------------------------------------------------------
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $ 1001.90         $3.44
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00         $1,021.49         $3.48
-----------------------------------------------------------------------------------
THE JAMESTOWN INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,155.80         $7.74
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00         $1,017.75         $7.24
-----------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

         The Jamestown Balanced Fund                    0.89%
         The Jamestown Equity Fund                      0.92%
         The Jamestown Tax Exempt Virginia Fund         0.69%
         The Jamestown International Equity Fund        1.44%

THE JAMESTOWN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Company files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2006. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The
Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund intend to designate up to a maximum amount of $1,775,891, $632,226 and $164,170, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2006, 47% and 100% of the dividends paid from ordinary income by The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS  (UNAUDITED)
================================================================================
At an in-person meeting held on February 13, 2006, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of each Fund's Investment Advisory Agreement with the Adviser, as well as the Sub-Advisory Agreement with Oechsle on behalf of The Jamestown International Equity Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and Oechsle and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and Oechsle, the qualifications of their key investment and compliance personnel, and the Adviser's financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser and Oechsle, such as the benefits of research made available to the Adviser and Oechsle by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Fund. In

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS  (UNAUDITED) (CONTINUED)
================================================================================
evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the competitive long-term returns of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund as compared to similarly managed funds and comparable private accounts managed by the Adviser, and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided high-quality services to such Funds; (ii) although The Jamestown International Equity Fund has underperformed its benchmark and most of its peer group over its operating history, they believe that the Fund's competitive short-term performance indicates that the Adviser and Oechsle have made appropriate changes to the Fund's investment strategies and management, particularly in naming a new portfolio manager; (iii) the investment advisory fees of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund are competitive and their total expense ratios are lower than the average of comparably managed funds, as calculated and published by Morningstar, Inc.; and
(iv) the Adviser's voluntary commitment to cap overall operating expenses by waiving a significant portion of its advisory fees has enabled The Jamestown International Equity Fund to increase returns for shareholders of the Fund and maintain an overall expense ratio that is competitive with the average of similarly managed funds, despite the small size of the Fund. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout benefits" to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement (and, with respect to the The Jamestown International Equity Fund, the Sub-Advisory Agreement) without modification to its terms, including the fees charged for services thereunder.

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








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









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
================================================================================


                      THE JAMESTOWN FUNDS

                      INVESTMENT ADVISER
                      Lowe, Brockenbrough & Company, Inc.
                      1802 Bayberry Court
                      Suite 400
                      Richmond, Virginia 23226
                      www.jamestownfunds.com

                      ADMINISTRATOR
                      Ultimus Fund Solutions, LLC
                      P.O. Box 46707
                      Cincinnati, Ohio 45246-0707
                      (Toll-Free) 1-866-738-1126

                      INDEPENDENT REGISTERED PUBLIC
                      ACCOUNTING FIRM
                      Ernst &  Young  LLP
                      1900   Scripps   Center
                      312   Walnut   Street
                      Cincinnati, Ohio 45202

                      LEGAL COUNSEL
                      Sullivan & Worcester LLP
                      One Post Office Square
                      Boston, Massachusetts 02109

                      BOARD OF TRUSTEES
                      Austin Brockenbrough, III
                      John T. Bruce
                      Charles M. Caravati, Jr.
                      J. Finley Lee, Jr.
                      Richard L. Morrill
                      Harris V. Morrissette
                      Erwin H. Will, Jr.
                      Samuel B. Witt, III





================================================================================

ITEM 2.   CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Erwin H. Will, Jr. Mr. Will is "independent" for purposes of this Item.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $125,001 and $118,823 with respect to the registrant's fiscal years ended March 31, 2006 and 2005, respectively.

     (b) AUDIT-RELATED FEES. The aggregate fees billed for services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $3,000 with respect to the registrant's fiscal year ended March 31, 2005. The services comprising these fees related to the review of a post-effective amendment to the registrant's registration statement and issuance of the public accountant's consent to the inclusion in such registration statement of its report relating to the registrant's audited financial statements. No fees were billed with respect to the registrant's fiscal year ended March 31, 2006 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

     (c) TAX FEES. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

     (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

    (e)(1)The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

               o Services, relating to a new series or class of a series, associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters--$5,000

               o Consultations with management of the registrant, not in connection with an audit, as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies--$5,000

               o    All  tax  services   provided  to  the   registrant  in  the
                    aggregate--$5,000

    (e)(2)None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
          (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

     (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.   SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant's offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto









Exhibit 99.CODE ETH       Code of Ethics

Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   Williamsburg Investment Trust
             --------------------------------------------------------------



By (Signature and Title)*    /s/ John F. Splain
                           -------------------------------------------
                           John F. Splain, Secretary

Date         May 31, 2006
      -----------------------------





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.





By (Signature and Title)*    /s/ John T. Bruce
                           -------------------------------------------
                           John T. Bruce, President (FBP Value Fund and
                           FBP Balanced Fund)

Date         May 31, 2006
      -----------------------------





By (Signature and Title)*     /s/ Thomas W. Leavell
                            ------------------------------------------
                            Thomas W. Leavell, President (The Government
                            Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund)

Date         May 31, 2006
      -----------------------------

By (Signature and Title)*    /s/ Charles M. Caravati III
                           -------------------------------------------
                           Charles M. Caravati III, President (The Jamestown Balanced Fund, The Jamestown Equity Fund and
                           The Jamestown International Equity Fund)

Date         May 31, 2006
      -----------------------------




By (Signature and Title)*    /s/ Joseph A. Jennings III
                           -------------------------------------------
                           Joseph A. Jennings III, President (The Jamestown Tax Exempt Virginia Fund)

Date         May 31, 2006
      -----------------------------




By (Signature and Title)*    /s/ Joseph L. Antrim III
                           -------------------------------------------
                           Joseph L. Antrim III, President (The Davenport Equity Fund)

Date         May 31, 2006
      -----------------------------




By (Signature and Title)*    /s/ Mark J. Seger
                           -------------------------------------------
                           Mark J. Seger, Treasurer

Date         May 31, 2006
      -----------------------------




* Print the name and title of each signing officer under his or her signature.